Exhibit 4.21

Number 9 of the Roll of Deeds for 2010

TRANSACTED

in Frankfurt/Main on 4 February 2010

Before me, the undersigned Notary

Dr. Harald Jung

with the official residence in 60325 Frankfurt/Main,

Barckhausstraße 12-16

appeared today in the offices of the law firm Allen & Overy LLP, Taunustor 2, 60311 Frankfurt/Main, where I had been rendered on the request of the appeared parties:

1.	Mr. Stefan Kuhm, born 15 November 1974, resident Walter-Ziess-Ring 2, 61381 Friedrichsdorf v.d.H., personally known to the Notary,

- the Deponent 1 –

2.	Mr. Dr. Jens Wilhelm Gölz, born 12 September 1978, resident Tierparkstraße 7, 64658 Fürth, personally know to the Notary,

- the Deponent 2 –

3.	Mr. André Melchert, born 19 August 1982, resident Spohrstraße 5, 60318 Frankfurt/Main, personally know to the Notary,

- the Deponent 3 –

4.	Ms. Karen Cellarius, born 10 July 1978, resident Eckertswiesen 67a, 69231 Rauenberg, personally know to the Notary,

- the Deponent 4 –

5.	Mr. Dr. Oliver Lieth, born 15 June 1976, resident Edingerweg 23, 60320 Frankfurt am Main, personally known to the Notary,

- the Deponent 5 – .

The Deponent 1, the Deponent 2, the Deponent 3, the Deponent 4 and the Deponent 5 are hereinafter collectively referred to as the “Deponents”.

The Deponent 1 declared that in the following he is not acting in his own name but, excluding any personal liability, in the name and on behalf of

1.	THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT, a company incorporated under the laws of Scotland having its registered office at 36 St. Andrew Square, Edinburgh EH 2 2 YB, Scotland, and registered with the Company House of Edinburgh under number 90312, and registered as a branch in Frankfurt at HRB No. 49417 with offices in Junghofstrasse 22, 60311 Frankfurt am Main, Germany,

acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 1.

2.	GROSVENOR PLACE CLO II B.V., a private company with limited liability, incorporated under the laws of The Netherlands, having its business address at: Fred Roeskestraat, 123, 1076 EE Amsterdam, The Netherlands, and being registered under registration number 34253804, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 2.

3.	GROSVENOR PLACE CLO III B.V., a private company with limited liability, incorporated under the laws of The Netherlands, having its business address at: Fred Roeskestraat, 123, 1076 EE Amsterdam, The Netherlands, and being registered under registration number 34258148, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 3.

4.	CHEYNE CREDIT OPPORTUNITY CDO I B.V., a private limited liability company, duly incorporated and existing under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands, and being registered under registration number 34.236.409 with tax identification number 8151.09.635, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 4.

5.	MIZUHO CORPORATE BANK, LTD. company, incorporated under the laws of Japan, with corporate address at 1-3-3 Marunouchi, Chiyoda-ku, Tokyo 100-8210, acting through its registered London Branch in London, England, with address at Bracken House, One Friday Street, London EC4M 9JA and being registered under company registration number FC004234 and branch registration number BR002048, acting based upon a written power of attorney dated 26 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 5.

6.	CONFLUENT I LIMITED, a limited liability company, incorporated under the laws of Ireland having its business address at: 19-20 City Quay, Dublin 2, Ireland, and being registered under registration number 407976, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A .6.

7.	EUROCREDIT CDO I B.V., a limited liability company, incorporated under the laws of The Netherlands, having its business address at Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands and being registered under registration number 34118825, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 7.

8.	NOMURA INTERNATIONAL PLC, a public liability company, incorporated under the laws of England and Wales having its business address at: Nomura House, 1 St Martin’s-le-Grand, London EC1A 4NP, United Kingdom, and being registered under registration number 01550505, acting based upon a written power of attorney dated 2 February 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 8 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

9.	EUROCREDIT CDO III B.V., a limited liability company, incorporated under the laws of The Netherlands, having its business address at Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands and being registered under registration number 34174671, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 9.

10.	EUROCREDIT CDO IV B.V., a limited liability company, incorporated under the laws of The Netherlands, having its business address at Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands and being registered under registration number 34204757, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 10.

11.	EUROCREDIT CDO V PLC, a limited liability company, incorporated under the laws of Ireland, having its business address at 53, Merrion Square, Dublin 2, Ireland and being registered under registration number 416483, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 11.

12.	EUROCREDIT CDO VI PLC, a limited liability company, incorporated under the laws of Ireland, having its business address at 5th Floor, 75, St. Stephens Green, Dublin 2, Ireland and being registered under registration number 426164, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 12.

13.	EUROCREDIT CDO VII PLC, a limited liability company, incorporated under the laws of Ireland, having its business address at 5th Floor, 75, St. Stephens Green, Dublin 2, Ireland and being registered under registration number 429454, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 13.

14.	EUROCREDIT CDO VIII LIMITED, a limited liability company, incorporated under the laws of Ireland, having its business address at 5th Floor, 75, St. Stephens Green, Dublin 2, Ireland and being registered under registration number 443292, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 14.

15.	EUROCREDIT INVESTMENT FUND I PLC, a limited liability company, incorporated under the laws of Ireland, having its business address at 5th Floor, 75, St. Stephens Green, Dublin 2, Ireland and being registered under registration number 418606, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 15.

16.	EUROCREDIT OPPORTUNITIES PARALLEL FUNDING I LIMITED, a limited liability company, incorporated under the laws of Ireland, having its business address at 53, Merrion Square, Dublin 2, Ireland and being registered under registration number 4443155, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 16.

17.	XELO II PLC, a company incorporated under the laws of Ireland having its business address at : AIB International Centre IFSC, Dublin 1, Ireland, and being registered under registration number 3633801, acting based upon a written power of attorney dated 25 January 2010 which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 17 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

18.	CADOGAN SQUARE CLO II B.V., a company incorporated under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1, AZ Amsterdam, The Netherlands and being registered under registration number 34241627, acting based upon a written power of attorney dated 25 January 2010 which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 18 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

19.	GILLESPIE CLO, PLC, a public limited company, incorporated under the laws of Ireland, having its business address at: 5 Harbour Master Place 1.F.S.C., Dublin, Ireland, and being registered under registration number 417769, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 19:

20.	ADAGIO III CLO PLC, a public company with limited liability, incorporated under the laws of Ireland having its business address at: 19-20 City Quay, Dublin 2, Ireland, and being registered under registration number 417768, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 20

21.	STICHTING PENSIOENFONDS ABP, a foundation incorporated under the laws of The Netherlands having its business address at: Oude Lindestraat 70, 6411 EJ Heerlen, The Netherlands, and being registered under registration number 41074000, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 21.

22.	ADAGIO II CLO PLC, a public company with limited liability, incorporated under the laws of Ireland having its business address at: 19-20 City Quay, Dublin 2, Ireland, and being registered under registration number 404053, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 22.

23.	GOLDENTREE EUROPEAN FINANCING B.V., a private limited company, incorporated under the laws of The Netherlands having its business address at: Lokatellikade 1, Parnassustoren, 1076 AZ, Amsterdam, and being registered under registration number 34251652, acting based upon a written power of attorney dated 3 February 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 23 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

24.	METROPOLITAN LIFE INSURANCE COMPANY, a New York stock corporation, incorporated under the laws of New York, having its business address at: 10 Park Avenue, Morristown, NJ 07962,

acting based upon a written power of attorney dated 25 January 2010 which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 24 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

25.	CITIBANK INTERNATIONAL PLC, a public limited company, incorporated under the laws of England having its business address at: Citigroup Centre, 33 Canada Square, London E14 5LB, England, and being registered under registration number 1088249, acting based upon a written power of attorney dated 25 January 2010 which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 25.

26.	HARVEST CLO II S.A., a “société anonyme” incorporated and existing under the laws of Luxembourg having its business address at: 1, Allée Scheffer, L-2520 Luxembourg, and being registered under registration number B-106.360, acting based upon a written power of attorney dated 25 January 2010 which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 26.

27.	HARVEST CLO I S.A., a “société anonyme” incorporated and existing under the laws of Luxembourg having its business address at: 1, Allée Scheffer, L-2520 Luxembourg, and being registered under registration number B-93.786, acting based upon a written power of attorney dated 25 January 2010 which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 27.

28.	RMF EURO CDO S.A., a “société anonyme” incorporated and existing under the laws of Luxembourg having its business address at: 1, Allée Scheffer, L-2520 Luxembourg, and being registered under registration number B-86.365, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 28.

29.	HAMLET I LEVERAGED LOAN FUND B.V., a private limited liability company, duly incorporated and existing under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands and being registered under registration number 34.217.005 with tax identification number 8141.38.019.

acting based upon a written power of attorney dated 25 January 2010 which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 29.

30.	JUBILEE CDO II B.V., a private limited liability company, duly incorporated and existing under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands and being registered under registration number 34.171.442 with tax identification number 8106.84.652, acting based upon a written power of attorney dated 25 January 2010 which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 30.

31.	JUBILEE CDO III B.V., a private limited liability company, duly incorporated and existing under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands and being registered under registration number 34.173.586 with tax identification number 8107.46.256, acting based upon a written power of attorney dated 25 January 2010 which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 31.

32.	JUBILEE CDO IV B.V., a private limited liability company, duly incorporated and existing under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands and being registered under registration number 34.205.279 with tax identification number 8131.28.171, acting based upon a written power of attorney dated 25 January 2010 which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 32.

33.	JUBILEE CDO VII B.V., a private limited liability company, duly incorporated and existing under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands and being registered under registration number 34.247.151 with tax identification number 8171.41.984, acting based upon a written power of attorney dated 25 January 2010 which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 33.

34.	JUBILEE CDO IX B.V., a private limited liability company, duly incorporated and existing under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands and being registered under registration number 34.302.179 with tax identification number 8194.29.703, acting based upon a written power of attorney dated 25 January 2010 which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 34.

35.	WOOD STREET CLO 1 B.V., a private limited liability company, duly incorporated and existing under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands and being registered under registration number 34.219.800 with tax identification number 8142.21.099, acting based upon a written power of attorney dated 25 January 2010 which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 35.

36.	WOOD STREET CLO II B.V., a private limited liability company, duly incorporated and existing under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands and being registered under registration number 34.236.876 with tax identification number 8150.67.495, acting based upon a written power of attorney dated 25 January 2010 which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 36.

37.	WOOD STREET CLO III B.V., a private limited liability company, duly incorporated and existing under the laws of The Netherlands having its business address at: Parnassustoren, Locatellikade 1, 1076 AZ Amsterdam, The Netherlands and being registered under registration number 34.242.569 with tax identification number 8153.86.278, acting based upon a written power of attorney dated 25 January 2010 which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 37.

38.	WOOD STREET CLO IV B.V., a private limited liability company, duly incorporated and existing under the laws of The Netherlands having its business address at: Parnassustoren, Locatellikade 1, 1076 AZ Amsterdam, The Netherlands and being registered under registration number 34.254.233 with tax identification number 8171.41.765, acting based upon a written power of attorney dated 25 January 2010 which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 38.

39.	WOOD STREET CLO V B.V., a private limited liability company, duly incorporated and existing under the laws of The Netherlands having its business address at: Parnassustoren, Locatellikade 1, 1076 AZ Amsterdam, The Netherlands and being registered under registration number 34.268.560 with tax identification number 8176.80.093, acting based upon a written power of attorney dated 25 January 2010 which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 39.

40.	WOOD STREET CLO VI B.V., a private limited liability company, duly incorporated and existing under the laws of The Netherlands having its business address at: Parnassustoren, Locatellikade 1, 1076 AZ Amsterdam, The Netherlands and being registered under registration number 34.270.809 with tax identification number 8178.17.645, acting based upon a written power of attorney dated 25 January 2010 which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 40.

41.	INSTITUTIONAL LOANS EUROPE PLC, a single purpose vehicle, incorporated under the laws of Ireland, having its business address at: One Custom House Plaza, International Financial Services Centre, Dublin 1, Ireland and being registered under registration number 408811, acting based upon a written power of attorney dated 26 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 41.

42.	UNIVERSAL CREDIT SA, acting in respect of its compartment U, a single purpose vehicle, incorporated under the laws of Luxembourg having its business address at: 5 Allée Scheffer Luxembourg, L-2520 Luxembourg, and being registered under registration number B-142879, acting based upon a written power of attorney dated 26 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 42.

43.	UNIVERSAL CREDIT SA, acting in respect of its compartment A, a single purpose vehicle, incorporated under the laws of Luxembourg having its business address at: 5 Allée Scheffer Luxembourg, L-2520 Luxembourg, and being registered under registration number B-142879, acting based upon a written power of attorney dated 26 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 43.

44.	QUEEN STREET CLO I B.V., a private limited liability entity, incorporated under the laws of The Netherlands having its business address at: Parnassustoren, Locatellikade 1, 1076 AZ Amsterdam, The Netherlands and being registered under registration number 34.258.119 with tax identification number 8171.88.927, acting based upon a written power of attorney dated 25 January 2010 which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 44.

45.	QUEEN STREET CLO II B.V., a private limited liability entity, incorporated under the laws of The Netherlands having its business address at: Parnassustoren, Locatellikade 1, 1076 AZ Amsterdam, The Netherlands and being registered under registration number 34.265.981 with tax identification number 8175.81.923, acting based upon a written power of attorney dated 25 January 2010 which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 45.

46.	OCI EURO FUND I, B.V., a Netherlands B.V., incorporated under the laws of The Netherlands, having its business address at: St. James House 23 King Street London SW1Y 6QY, and being registered under registration number BV1369609, acting based upon a written power of attorney dated 26 January 2010 which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 46 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

47.	MAGI FUNDING I, a public limited company, incorporated under the laws of Ireland having its business address at: 5 Harbourmaster Place, IFSC, Dublin 1, Ireland, and being registered under registration number 401123, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 47.

48.	AQUILAE CLO I PLC, a public limited company, incorporated under the laws of Ireland having its business address at: 5 Harbourmaster Place, IFSC, Dublin 1, Ireland, and being registered under registration number 375620, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 48.

49.	GROSVENOR PLACE CLO I B.V., a private company with limited liability, incorporated under the laws of The Netherlands, having its business address at: Fred Roeskestraat, 123, 1076 EE Amsterdam, The Netherlands, and being registered under registration number 34235254, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 49.

50.	UBS LIMITED, a company limited by shares incorporated in Great Britain under the Companies Act 1985, registered in England and Wales with number 2035362 and having its principle place of business at: 1 Finsbury Avenue, London, EC2M 2PP in the United Kingdom of Great Britain and Northern Ireland,

acting based upon a written power of attorney dated 26 January 2010 which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 50 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

51.	OAK HILL EUROPEAN CREDIT PARTNERS I, PLC a public limited company, incorporated under the laws of Ireland having its business address at: 5 Habourmaster Place, International Financial Services Centre, Dublin 1, Ireland, and being registered under registration number 408214, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 51.

52.	GOLDMAN SACHS CREDIT PARTNERS L.P., a limited partnership established under the laws of Bermuda having its business address at 85 Broad Street, New York, New York, 10004,

acting based upon a written power of attorney dated 26 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 52 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

53.	THESEUS EUROPEAN CLO S.A., a public limited liability company, incorporated under the laws of Luxembourg having its business address at: 1 Allée Scheffer, L-2520, Luxembourg, and being registered under registration number B111.975, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 53.

54.	PETRUSSE EUROPEAN CLO S.A., a public limited liability company, incorporated under the laws of Luxembourg having its business address at: 1 Allée Scheffer, L-2520, Luxembourg, and being registered under registration number B100.018, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 54.

55.	MOSELLE CLO S.A., a public limited liability company, incorporated under the laws of Luxembourg having its business address at: 1 Allée Scheffer, L-2520, Luxembourg, and being registered under registration number B100.966, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 55.

56.	AXIUS EUROPEAN CLO S. A., a public limited liability company, incorporated under the laws of Luxembourg having its business address at: 1 Allée Scheffer, L-2520, Luxembourg, and being registered under registration number B110.995, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 56.

57.	ALZETTE EUROPEAN CLO S.A., a public limited liability company, incorporated under the laws of Luxembourg having its business address at: 1 Allée Scheffer, L-2520, Luxembourg, and being registered under registration number B101.870, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 57.

58.	LEVERAGED FINANCE EUROPE CAPITAL I B.V., a private limited liability company, incorporated under the laws of The Netherlands having its business address at: Locatellikade 1, 1076 AZ Amsterdam, The Netherlands, and being registered under registration number 34159456, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 58 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

59.	LEVERAGED FINANCE EUROPE CAPITAL II B.V., a private limited liability company, incorporated under the laws of The Netherlands having its business address at: Locatellikade 1, 1076 AZ Amsterdam, The Netherlands, and being registered under registration number 3418857, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 59 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

60.	LEVERAGED FINANCE EUROPE CAPITAL III B.V., a private limited liability company, incorporated under the laws of The Netherlands having its business address at: Locatellikade 1, 1076 AZ Amsterdam, The Netherlands, and being registered under registration number 34209908, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 60 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

61.	LEVERAGED FINANCE EUROPE CAPITAL IV B.V., a private limited liability company, incorporated under the laws of The Netherlands having its business address at: Locatellikade 1, 1076 AZ Amsterdam, The Netherlands, and being registered under registration number 34246043, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 61 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

62.	VERSAILLES CLO M.E., I PLC, a private limited liability company incorporated under the laws of Ireland having its business address at: BNY Financial, Services PLC, Hanover Building, Windmill Lane, Dublin 2, Ireland, and being registered under registration number 424211, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 62 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

63.	EUROLOAN CLO I B.V., a company incorporated under the laws of The Netherlands having its business address at: Parnassustoren, Locatellikade 1, 1076 AZ, Amsterdam, The Netherlands, and being registered under registration number 34264051, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 63.

64.	MERRILL LYNCH INTERNATIONAL, a company, incorporated under the laws of England and Wales having its business address at 2 King Edward Street, London EC1A 1HY, United Kingdom, and being registered under registration number 2312079, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 64.

65.	CALYON S.A., a stock corporation (société anonyme) incorporated under the laws of France, having its corporate seat in Paris, France, and being registered in the trade and company’s register of Nanterre under number 1997 B 05108 acting for itself and through its German branch (Calyon Deutschland), having its business address at: Taunusanlage 14, D- 60325 Frankfurt am Main, Germany, and being registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Frankfurt a.M. under HRB 38149, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 65.

66.	WINDMILL CLO I LIMITED, a limited company, incorporated under the laws of Ireland having its business address at: 5 Harbourmaster Place, IFSC, Dublin 1, Ireland, and being registered under registration number 434806, acting based upon a written power of attorney dated 26 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 66.

67.	HARVEST CLO III PUBLIC LIMITED COMPANY, a public limited company, incorporated under the laws of Ireland having its business address at: 5 Harbourmaster Place, IFSC, Dublin 1, Ireland, and being registered under registration number 408100, acting based upon a written power of attorney dated 26 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 67.

68.	HARVEST CLO IV PUBLIC LIMITED COMPANY, a public limited company, incorporated under the laws of Ireland having its business address at: 5 Harbourmaster Place, IFSC, Dublin 1, Ireland, and being registered under registration number 416737, acting based upon a written power of attorney dated 26 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 68.

69.	HARVEST CLO V PUBLIC LIMITED COMPANY, a public limited company, incorporated under the laws of Ireland having its business address at: 5 Harbourmaster Place, IFSC, Dublin 1, Ireland, and being registered under registration number 427895, acting based upon a written power of attorney dated 26 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 69.

70.	DRYDEN XV EURO CLO 2006, a public limited company, incorporated under the laws of Ireland having its business address at: 5 Harbourmaster Place, IFSC, Dublin 1, Ireland, and being registered under registration number 426910, acting based upon a written power of attorney dated 3 February 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 70 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

71.	CLAVOS EURO CDO LTD., a limited liability company, incorporated under the laws of Ireland having its business address at: 4th Floor 25-28 Adelaide Road Dublin 2, Ireland, and being registered under registration number 439598, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 71.

72.	RMF EURO CDO III PLC, a public limited company, incorporated under the laws of Ireland having its business address at: 4th Floor 25-28 Adelaide Road Dublin 2, Ireland, and being registered under registration number 397993, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 72.

73.	RMF EURO CDO IV PLC, a public limited company, incorporated under the laws of Ireland having its business address at: 4th Floor 25-28 Adelaide Road Dublin 2, Ireland, and being registered under registration number 414040, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 73.

74.	RMF EURO CDO V PLC, a public limited company, incorporated under the laws of Ireland having its business address at: 4th Floor 25-28 Adelaide Road Dublin 2, Ireland, and being registered under registration number 426661, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 74.

75.	EGRET FUNDING CLO 1 PLC, a public limited company, incorporated under the laws of Ireland, having its business address at: 4th Floor, Hanover Building Windmill Lane, Dublin 2, Ireland, and being registered under registration number 457923, acting based upon a written power of attorney dated 26 January 2010 which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 75 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

76.	ST. JAMES’S PARK CDO B.V., a private limited liability company, duly incorporated and existing under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands and being registered under registration number 34.250.406 and with tax identification number 8179.53.279, acting based upon a written power of attorney dated 26 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 76.

77.	HYDE PARK CDO B.V., a private limited liability company, duly incorporated and existing under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands and being registered under registration number 34.206.409 and with tax identification number 8131.28.699, acting based upon a written power of attorney dated 26 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 77.

78.	GREEN PARK CDO B.V., a private limited liability company, duly incorporated and existing under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands and being registered under registration number 34.250.919 and with tax identification number 8161.88.786, acting based upon a written power of attorney dated 26 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 78.

79.	REGENT’S PARK CDO B.V., a private limited liability company, duly incorporated and existing under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands and being registered under registration number 34.253.413 and with tax identification number 8149.90.691, acting based upon a written power of attorney dated 26 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 79.

80.	KBC FINANCE IRELAND, an unlimited liability company incorporated under the laws of Ireland having its business address at KBC House, 4 Georges Dock, IFSC, Dublin 1, Ireland, and being registered under registration number 118042, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 80.

81.	CELF LOAN PARTNERS B.V., a private limited liability entity, incorporated under the laws of The Netherlands having its business address at: Parnassustorne, Lokatellikade 1, 1076 AZ, Amsterdam The Netherlands, and being registered under registration number 34.217.543 and tax identification umber 8141.68.656, acting based upon a written power of attorney dated 26 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 81.

82.	CELF PARTNERSHIP LOAN FUNDING 2008-I LIMITED, a limited liability company, incorporated under the laws of Ireland having its business address at 53 Merrion Square, Dublin 2, Ireland, and being registered under registration number 453285, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 82.

83.	CELF LOAN PARTNERS II PLC, a limited liability company, incorporated under the laws of Ireland having its business address at 53 Merrion Square, Dublin 2, Ireland, and being registered under registration number 404476, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 83.

84.	INTENTIONALLY LEFT BLANK.

85.	CELF LOAN PARTNERS IV PLC, a limited liability company, incorporated under the laws of Ireland having its business address at 53 Merrion Square, Dublin 2, Ireland, and being registered under registration number 426909, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 85.

86.	CELF LOAN PARTNERS V LIMITED a limited liability company, incorporated under the laws of Ireland having its business address at 53 Merrion Square, Dublin 2, Ireland, and being registered under registration number 436833, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 86.

87.	CELF LOW LEVERED PARTNERS PLC, a limited liability company, incorporated under the laws of Ireland having its business address at 53 Merrion Square, Dublin 2, Ireland, and being registered under registration number 425255, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 87.

88.	STATIC LOAN FUNDING 2007-I LIMITED, a limited liability company, incorporated under the laws of Ireland having its business address at 53 Merrion Square, Dublin 2, Ireland, and being registered under registration number 446799, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 88.

89.	GE CORPORATE FINANCE BANK, a Société par Actions Simplifiée, incorporated under the laws of France having its business address at: Tour Facto – 92988 Paris La Défense Cédex, France, and being registered under registration number 479 432 312, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 89.

90.	NATIXIS S.A., a société anonyme à conseil d’administration, incorporated under the laws of France having its business address at: 30, avenue Pierre Mendès-France, 75013 Paris, France, and being registered under registration number RCS Paris 542 044 524, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 90.

91.	BNP PARIBAS S.A., a société anonyme, incorporated under the laws of France having its business address at: 16 boulevard des Italiens, 75009 Paris, France, and being registered under registration number 662042449 (with E.U. Tax number FR76662042449), acting based upon a written power of attorney dated 26 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 91 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

92.	HARBOURMASTER LOAN CORPORATION B.V., a private limited liability company, duly incorporated and existing under the laws of The Netherlands having its business address at: Lokatellikade 1, Parnassustoren, 1076 AZ Amsterdam, The Netherlands, and being registered under registration number 34.128.937, with tax identification number 8085.84.510, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 92.

93.	AVOCA CLO III PLC, a PLC, incorporated under the laws of Ireland having its business address at: 5 Harbourmaster Place, IFSC, Dublin 1, Ireland, and being registered under registration number 372120, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 93.

94.	AVOCA CLO IV PLC, a PLC, incorporated under the laws of Ireland having its business address at: 5 Harbourmaster Place, IFSC, Dublin 1, Ireland, and being registered under registration number 404748, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 94.

95.	AVOCA CLO V PLC, a PLC, incorporated under the laws of Ireland having its business address at: 5 Harbourmaster Place, IFSC, Dublin 1, Ireland, and being registered under registration number 411536,

acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 95.

96.	AVOCA CLO VI PLC, a PLC, incorporated under the laws of Ireland having its business address at: 5 Harbourmaster Place, IFSC, Dublin 1, Ireland, and being registered under registration number 411840, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 96.

97.	AVOCA CLO VII PLC, a PLC, incorporated under the laws of Ireland having its business address at: 5 Harbourmaster Place, IFSC, Dublin 1, Ireland, and being registered under registration number 423313, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 97.

98.	DRYDEN IX SENIOR LOAN FUND 2005, a public limited company, incorporated under the laws of Ireland having its business address at: 5 Harbourmaster Place, IFSC, Dublin 1, Ireland, and being registered under registration number 402197, acting based upon a written power of attorney dated 3 February 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 98 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

99.	AVOCA CLO IX LIMITED, a limited company, incorporated under the laws of Ireland having its business address at: 5 Harbourmaster Place, IFSC, Dublin 1, Ireland, and being registered under registration number 450262, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 99.

100.	AVOCA CREDIT OPPORTUNITIES PLC, a PLC, incorporated under the laws of Ireland having its business address at: 5 Harbourmaster Place, IFSC, Dublin 1, Ireland, and being registered under registration number 424581, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 100.

101.	ABSALON CREDIT FUND PLC, a PLC, incorporated under the laws of Ireland having its business address at: 5 Harbourmaster Place, IFSC, Dublin 1, Ireland, and being registered under registration number 474108, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 101.

102.	AVOCA CLO II B.V., a private limited liability entity, incorporated under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands, and being registered under registration number 34.189.030, with tax identification number 8117.96.255, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 102.

103.	HARBOURMASTER CLO 4 B.V., a private limited liability company, incorporated under the laws of The Netherlands having its business address at: Locatellikade 1, Parnassustoren, 1076 AZ Amsterdam, PO Box 75215, 1070 AE Amsterdam, The Netherlands, and being registered under registration number 34.205.932, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 103.

104.	HARBOURMASTER CLO 5 B.V., a private limited liability company, incorporated under the laws of The Netherlands having its business address at: Locatellikade 1, Parnassustoren, 1076 AZ Amsterdam, PO Box 75215, 1070 AE Amsterdam, The Netherlands, and being registered under registration number 34.220.949, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 104.

105.	HARBOURMASTER CLO 6 B.V., a private limited liability company, incorporated under the laws of The Netherlands having its business address at: Locatellikade 1, Parnassustoren, 1076 AZ Amsterdam, PO Box 75215, 1070 AE Amsterdam, The Netherlands, and being registered under registration number 34.22.815, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 105.

106.	HARBOURMASTER CLO 7 B.V., a private limited liability company, incorporated under the laws of The Netherlands having its business address at: Locatellikade 1, Parnassustoren, 1076 AZ Amsterdam, PO Box 75215, 1070 AE Amsterdam, The Netherlands, and being registered under registration number 34.239.829, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 106.

107.	Harbourmaster CLO 8 B.V., a private limited liability company, incorporated under the laws of The Netherlands having its business address at: Locatellikade 1, Parnassustoren, 1076 AZ Amsterdam, PO Box 75215, 1070 AE Amsterdam, The Netherlands, and being registered under registration number 34.255.424, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 107.

108.	HARBOURMASTER CLO 9 B.V., a private limited liability company, incorporated under the laws of The Netherlands having its business address at: Locatellikade 1, Parnassustoren, 1076 AZ Amsterdam, PO Box 75215, 1070 AE Amsterdam, The Netherlands, and being registered under registration number 34.256.429, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 108.

109.	HARBOURMASTER CLO 10 B.V., a private limited liability company, incorporated under the laws of The Netherlands having its business address at: Locatellikade 1, Parnassustoren, 1076 AZ Amsterdam, PO Box 75215, 1070 AE Amsterdam, The Netherlands, and being registered under registration number 34.267.259, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 109.

110.	HARBOURMASTER CLO 11 B.V., a private limited liability company, incorporated under the laws of The Netherlands having its business address at: Locatellikade 1, Parnassustoren, 1076 AZ Amsterdam, PO Box 75215, 1070 AE Amsterdam, The Netherlands, and being registered under registration number 34.265.863, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 110.

111.	GLOBAL SENIOR LOAN INDEX FUND 1 B.V., a private limited liability company, incorporated under the laws of, The Netherlands having its business address at: Locatellikade 1, Parnassustoren, 1076 AZ Amsterdam, PO Box 75215, 1070 AE Amsterdam, The Netherlands, and being registered under registration number 34.276.910, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 111.

112.	HARBOURMASTER LOAN FUNDING 2, a private limited liability company, incorporated under the laws of The Netherlands having its business address at: Locatellikade 1, Parnassustoren, 1076 AZ Amsterdam, PO Box 75215, 1070 AE Amsterdam, The Netherlands, and being registered under registration number 464540, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 112.

113.	HARBOURMASTER LOAN FUNDING LTD., a private limited liability company, incorporated under the laws of The Netherlands having its business address at: Locatellikade 1, Parnassustoren, 1076 AZ Amsterdam, PO Box 75215, 1070 AE Amsterdam, The Netherlands, and being registered under registration number 463082, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 113.

114.	HARBOURMASTER PRO RATA CLO 3 B.V., a private limited liability company, incorporated under the laws of The Netherlands having its business address at: Locatellikade 1, Parnassustoren, 1076 AZ Amsterdam, PO Box 75215, 1070 AE Amsterdam, The Netherlands, and being registered under registration number 34.264.216, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 114.

115.	FORTIS FLEXI III SENIOR SECURED BANK LOAN FUND MOGLIANO SICAV-SIF, a Société d’Investissement à Capital Variable, incorporated under the laws of Luxembourg having its statutory seat at 46, Avenue J.F. Kennedy, L - 1855, Luxembourg, Luxembourg, and being registered under registration number B 130 436, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 115.

116.	STRAWINSKY 1 PLC, a limited liability company, incorporated under the laws of Ireland, having its business address at: 5 Harbourmaster Place, IFSC Dublin 1, Ireland, and being registered under registration number 432477, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 116.

117.	THE PUBLIC SCHOOL RETIREMENT SYSTEM OF MISSOURI, a government pension fund, incorporated under the laws of the State of Missouri, having its business address at 3210 West Truman Boulevard, Jefferson City, Missouri 65109, United States of America,

acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 117.

118.	DRYDEN XIV EURO CLO 2006, a public limited company, incorporated under the laws of Ireland having its business address at: 5 Harbourmaster Place, IFSC, Dublin 1, Ireland, and being registered under registration number 418097, acting based upon a written power of attorney dated 3 February 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 118 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

119.	EURO-GALAXY CLO B.V., a company duly incorporated under the laws of The Netherlands, having its business address at 1076EE Amsterdam, Federik Roeskestraat 123, The Netherlands and registered under registration number 34245119, being represented by PineBridge Investments Europe Limited as its collateral manager, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 119.

120.	EURO-GALAXY II CLO B.V., a company duly incorporated under the laws of The Netherlands, having its business address at 1076EE Amsterdam, Federik Roeskestraat 123, The Netherlands and registered under registration number 34260517, being represented by PineBridge Investments Europe Limited as its collateral manager, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 120.

121.	LAURELIN B.V., a private limited liability company, incorporated under the laws of The Netherlands, having its business address at: 300 Park Avenue, 21 Fl, New York, NY 10022, USA, and being registered under registration number 34237874, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 121.

122.	LAURELIN II B.V., a private limited liability company, incorporated under the laws of The Netherlands, having its business address at: 300 Park Avenue, 21 Fl, New York, NY 10022, USA, and being registered under registration number 34262146, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 122.

123.	NEXUM LOANS, SICAV, incorporated under the laws of Luxembourg having its business address at 31, Z.A., Bourmicht, L-8070 Bertrange, Luxembourg, and being registered under registration number RCS B108369, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 123.

124.	GOLDENTREE CREDIT OPPORTUNITIES FINANCING I, LIMITED, an exempted limited liability company, incorporated under the laws of Cayman Islands, having its business address at: 300 Park Avenue, 21 Fl, New York, N.Y. 10022, USA, and being registered under registration number WK-135394, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 124.

125.	GOLDENTREE HIGH YIELD VALUE MASTER FUND, LP, an exempted limited liability company, incorporated under the laws of Cayman Islands, having its business address at: 300 Park Avenue, 21 Fl, New York, N.Y. 10022, USA, and being registered under registration number 52-2354047, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 125.

126.	ALPSTAR CLO 1 PLC, a public limited company, incorporated under the laws of Ireland having its business address at: 5 Harbourmaster Place, IFSC, Dublin 1, Ireland, and being registered under registration number 404750, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 126 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

127.	DRYDEN X EURO CLO 2005, a public limited company, incorporated under the laws of Ireland having its business address at: 5 Harbourmaster Place, IFSC, Dublin 1, Ireland, and being registered under registration number 405102, acting based upon a written power of attorney dated 3 February 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 127 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

128.	BARCLAYS BANK PLC, a company incorporated under the laws of the United Kingdom having its business address at: 1 Churchill Place, London E14 5HP, United Kingdom, and being registered under registration number 1026167, acting based upon a written power of attorney dated 28 January 2010 which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 128 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

129.	CAIRN CLO I B.V., a private limited liability company, duly incorporated and existing under the laws of The Netherlands, having its business address at: Parnassustoren, Locatellikade 1, 1076 AZU Amsterdam, The Netherlands, and being registered under registration number 34.245.893, with tax identification number 84171.28.773, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 129.

130.	CAIRN CLO II B.V., a private limited liability company, duly incorporated and existing under the laws of The Netherlands, having its business address at: Parnassustoren, Locatellikade 1, 1076 AZU Amsterdam, The Netherlands, and being registered under registration number 34.257.652, with tax identification number 8171.87.285, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 130.

131.	SCULPTOR HOLDINGS II S.À R.L., a private limited liability company (société à responsabilitè limitée), incorporated under the laws of the Grand Duchy of Luxembourg having its business address at: 9, Parc d’Activité Syrdall, L-5365 Munsbach, The Grand Duchy of Luxembourg, and being registered under registration number B 134294, acting based upon a written power of attorney dated 28 January 2010 which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 131 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

132.	INSIGHT LDI SOLUTIONS PLUS PLC, IN RESPECT OF THE INSIGHT LOAN FUND, a public limited company incorporated as an open ended type investment company with variable capital, incorporated under the laws of Ireland having its business address at: George’s Quay House, 43 Townsend Street, Dublin 2, Ireland, and being registered under registration number 412722, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 132.

133.	INSIGHT INVESTMENT DISCRETIONARY FUNDS ICVC, UK, CORPORATE ALL MATURITIES BOND FUND, an open-ended investment company with Variable Capital incorporated with limited liability under the laws of England & Wales having its business address at: 33 Old Broad Street, London EC2N 1HZ, United Kingdom, and being registered under registration number IC192, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 133.

134.	INSIGHT INVESTMENT DISCRETIONARY FUNDS ICVC, UK, CORPORATE LONG MATURITIES BOND FUND, an open-ended investment company with Variable Capital incorporated with limited liability under the laws of England & Wales having its business address at: 33 Old Broad Street, London EC2N 1HZ, United Kingdom, and being registered under registration number IC192, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 134.

135.	NEPTUNO CLO III B.V., a private limited liability entity, incorporated under the laws of The Netherlands having its business address at: Parnassustoren, Locatellikade 1, 1076 AZ, Amsterdam, The Netherlands, and being registered under registration number 34.261.246 and tax identification number 8173.14.519, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 135.

136.	NEPTUNO CLO I B.V., a private limited liability entity, incorporated under the laws of The Netherlands having its business address at: Parnassustoren, Locatellikade 1, 1076 AZ, Amsterdam, The Netherlands, and being registered under registration number 34.260.406 and tax identification number 8172.54.559, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 136.

137.	IRON HILL CLO LIMITED, a company incorporated under the laws of Ireland having its business address at South Dock House, Hanover Quay, Dublin 2, Ireland, and being registered under registration number 439336, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 137.

138.	ING BANK N.V., a Naamloze Vennotschap, incorporated under the laws of The Netherlands having its business address at: Bijlmerplein 888, 1102MG Amsterdam, The Netherlands, and being registered under registration number 33031431, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 138.

139.	THE SUMITOMO TRUST & BANKING CO., LTD., a company incorporated in Japan with limited liability and registered at the Osaka Legal Affairs Bureau and having its head office at 5-33 Kitahama 4-Chome, Chuo-ku, Osaka 540-8639, Japan,

acting based upon a written power of attorney dated 28 January 2010 which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 139 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

140.	GS EUROPEAN PERFORMANCE FUND LIMITED, a limited company established under the laws of Ireland having its business address at 53 Merion Square, Dublin 2, Ireland,

acting based upon a written power of attorney dated 27 January 2010 which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 140 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

141.	DEKABANK DEUTSCHE GIROZENTRALE, a bank organised under the laws of Germany, incorporated under the laws of Germany having its business address at: Mainzer Landstrasse 16, 60325 Frankfurt am Main, Germany, and being registered under registration number HRA 16068, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 141 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

142.	THE ROYAL BANK OF SCOTLAND PLC, a public limited company, duly incorporated and validly established under the laws of Scotland, with registered address at 36 St. Andrew Square Edinburgh EH2 2YB, and being registered under registration number SC090312, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 142.

143.	STICHTING SHELL PENSIOENFONDS, a pension fund, incorporated under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands, and being registered under registration number 41151226, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 143 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

144.	PANTHER CDO III B.V., a limited liability company, incorporated under the laws of The Neterlands, having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands, and being registered under registration number 34221992, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 144 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

145.	PANTHER CDO V B.V., a limited liability company, incorporated under the laws of The Neterlands, having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands, and being registered under registration number 34264048, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 145 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

146.	PUMA CLO I B.V., a limited liability company, incorporated under the laws of The Netherlands, having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands, and being registered under registration number 34221430, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 146 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

147.	M&G EUROPEAN LOAN FUND LIMITED, a limited liability company, incorporated under the laws of Ireland having its business address at: 78 Sir John Rogerson’s Quay, Dublin, Ireland, and being registered under registration number 404879, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 147 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

148.	M&G EUROPEAN CORPORATE BOND FUND, a fund incorporated under the laws of the United Kingdom, having its business address at: Laurence Pountney Hill, London, EC4R OHH, and being registered under registration number IC117, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 148 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

149.	M&G EUROPEAN HIGH YIELD BOND FUND, a fund incorporated under the laws of the United Kingdom, having its business address at: Laurence Pountney Hill, London, EC4R OHH, and being registered under registration number IC117, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 149 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

150.	M&G BROAD EUROPEAN LOAN FUND LIMITED, a limited liability company, incorporated under the laws of Ireland having its business address at: 78 Sir John Rogerson’s Quay, Dublin, Ireland, and being registered under registration number 471073, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 150 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

151.	M&G DYNAMIC EUROPEAN LOAN FUND LIMITED, a limited liability company, incorporated under the laws of Ireland having its business address at: 78 Sir John Rogerson’s Quay, Dublin, Ireland, and being registered under registration number 404836, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 151 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

152.	M&G PROGRESSIVE EUROPEAN LOAN FUND LIMITED, a limited liability company, incorporated under the laws of Ireland having its business address at: 78 Sir John Rogerson’s Quay, Dublin, Ireland, and being registered under registration number 4644431, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 152 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

153.	M&G SECURED DEBT FUND LIMITED, a limited liability company, incorporated under the laws of Ireland having its business address at: 78 Sir John Rogerson’s Quay, Dublin, Ireland, and being registered under registration number 439687, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 153 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

154.	LEOPARD CLO III B.V., a limited liability company, incorporated under the laws of The Netherlands, having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands, and being registered under registration number 34205704, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 154 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

155.	LEOPARD CLO IV B.V., a limited liability company, incorporated under the laws of The Netherlands, having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands, and being registered under registration number 34240903, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 155 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

156.	LEOPARD CLO V B.V., a limited liability company, incorporated under the laws of The Netherlands, having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands, and being registered under registration number 34255423, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 156 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

157.	COUGAR CLO I PLC., a public limited company, incorporated under the laws of Ireland having its business address at: Hanover House Windmill Land Dublin 2 Ireland, and being registered under registration number 408459, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 157 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

158.	COUGAR CLO II B.V., a public limited company, incorporated under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1 1076 AZ Amsterdam, The Netherlands, and being registered under registration number 34265744, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 158 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

159.	DUCHESS I CDO SA, a limited company, incorporated under the laws of Luxembourg having its business address at 1 Allée Scheffer L-2520, Luxembourg, and being registered under registration number B 78 958, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 159.

160.	DOVER CREDIT LIMITED, a limited company incorporated under the laws of Ireland having its business address at: 5 Harbourmaster Place, IFSC, Dublin 1, Ireland, and being registered under registration number 455597, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 160.

161.	DUCHESS III CDO SA, a limited company, incorporated under the laws of Luxembourg having its business address at: 1 Allée Scheffer, L-2520, Luxembourg, and being registered under registration number 95311, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 161.

162.	DUCHESS V CLO BV, a limited company, incorporated under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands, and being registered under registration number 34228360, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 162.

163.	DUCHESS VI CLO BV, a limited company, incorporated under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands, and being registered under registration number 34243751, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 163.

164.	DUCHESS IV CLO BV, a limited company, incorporated under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands, and being registered under registration number 3488702, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 164.

165.	DUCHESS VII CLO B.V., a limited company, incorporated under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands, and being registered under registration number 34250407, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 165.

166.	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, mutual company, incorporated under the laws of The United States of America having its business address at. 1295 State Street, Springfield, MA 01111, United States and being registered under registration number 0415900850, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 166.

167.	FUGU CLO B.V., a limited company, incorporated under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands, and being registered under registration number 332 03015, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 167.

168.	MALIN CLO B.V., a limited company, incorporated under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands, and being registered under registration number 34240069, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 168.

169.	BABSON CAPITAL EUROPEAN SENIOR LOANS LIMITED, a limited company, incorporated under the laws of Ireland having its business address at: 53 Merrion Square, Dublin 2, Ireland, and being registered under registration number 470783, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 169.

170.	XELO VI LIMITED, a limited company, incorporated under the laws of Ireland having its business address at: 5th Floor, 75 Stephen’s Green, Dublin 2, Ireland, and being registered under registration number 460251, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 170.

171.	MARQUETTE US/EUROPEAN CLO PLC, a public limited company, incorporated under the laws of Ireland having its business address at: c/o AIB International Financial Service Ltd., AIB International Centre, IFSC, Dublin 1, Ireland, and being registered under registration number 416750, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 171.

172.	LIGHTPOINT PAN-EUROPEAN CLO 2006 PLC, a public limited company, incorporated under the laws of Ireland having its business address at: 5 Harbourmaster Place, IFSC, Dublin 1, Ireland, and being registered under registration number 420632, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 172.

173.	LIGHTPOINT PAN-EUROPEAN CLO 2007-1 PLC, a public limited company, incorporated under the laws of Ireland having its business address at: 5 Harbourmaster Place, IFSC, Dublin 1, Ireland, and being registered under registration number 430881, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 173.

174.	MORGAN STANLEY INVESTMENT MANAGEMENT MEZZANO B.V., a limited liability company, incorporated under the laws of The Netherlands having its business address at: Fred Roeskestraat 123-I, 1076 EE Amsterdam, The Netherlands, and being registered under registration number 34.267.956, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 174.

175.	MORGAN STANLEY INVESTMENT MANAGEMENT GARDA B.V., a limited liability company, incorporated under the laws of The Netherlands having its business address at: Fred Roeskestraat 123-I, 1076 EE Amsterdam, The Netherlands, and being registered under registration number 34.246.796, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 175.

176.	MORGAN STANLEY INVESTMENT MANAGEMENT CONISTON B.V., a limited liability company, incorporated under the laws of The Netherlands having its business address at: Fred Roeskestraat 123-I, 1076 EE Amsterdam, The Netherlands, and being registered under registration number 34.265.347, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 176.

177.	BOYNE VALLEY B.V., a private limited liability company, duly incorporated and existing under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands and being registered under registration number 34.221.432 and with tax identification number 8151.44.052, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 177.

178.	CLARE ISLAND B.V., a private limited liability company, duly incorporated and existing under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands and being registered under registration number 34.168.370 and with tax identification number 8104.29.469, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 178.

179.	SKELLIG ROCK B.V., a private limited liability company, duly incorporated and existing under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands and being registered under registration number 34.253.647 and with tax identification number 8171.41.832, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 179.

180.	TARA HILL B.V., a private limited liability company, duly incorporated and existing under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands and being registered under registration number 34.143.590 and with tax identification number 8096.411.97, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 180

181.	ALLIED IRISH BANKS PLC, a company incorporated under the laws of Ireland having its registered office at Bankcentre, Ballsbridge Dublin 4, Ireland, and being registered under registration number 24173, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 181 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

182.	HALCYON STRUCTURED ASSET MANAGEMENT CLO 2008-II B.V., a private limited liability company, duly incorporated and existing under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1, 1076 AZ Amsterdam, The Netherlands and being registered under registration number 34.278.102 and with tax identification number 8182.21.057, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 182.

183.	EATON VANCE CDO X PLC, a corporation, incorporated under the laws of Ireland having its business address at: 85 Merrion Square, Dublin, Ireland, and being registered under registration number 6442062Q, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 183 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

184.	MACQUARIE BANK LIMITED, a public company, incorporated under the laws of Australia having its business address at: No. 1 Martin Place, Sydney, NSW 2000, Australia, and being registered under registration number ABN 46 008 583 542, acting based upon a written power of attorney dated 3 February 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 184 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

185.	EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND, a Massachusetts Business Trust, incorporated under the laws of the Massachusetts having its business address at: 2 International Place, Boston, MA, and being registered under registration number 20-2135837, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 185 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

186.	EATON VANCE CDO VII PLC, a Corporation, incorporated under the laws of Ireland having its business address at: 5 Harbourmaster Place, I.F.S.C., Dublin, Ireland,

acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 186 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

187.	COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., a Dutch “coöperatie met beperkte aansprakelijkheid”, having its registered office at Amsterdam, The Netherlands, with its place of business at Utrecht, The Netherlands, and being registered under registration number 30046259 0000, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 187 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

188.	CREDIT SUISSE INTERNATIONAL, an unlimited company, incorporated under the laws of England having its business address at: One Cabot Square, London, E14 4QJ, UK, and being registered under registration number 2500199, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 188 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

189.	HOLLANDSCHE BANK UNIE N.V., a limited liability company, incorporated under the laws of The Netherlands, having its business address at: Coolsingel 104, 3011 AG Rotterdam, The Netherlands, and being registered under registration number 33 25 94 95, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 189 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

190.	HIGHLANDER EURO CDO B.V., a private limited liability company, incorporated under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1, 1076, AZ Amsterdam, The Netherlands, and being registered under registration number 34206403, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 190.

191.	HIGHLANDER EURO CDO II B.V., a private limited liability company, incorporated under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1, 1076, AZ Amsterdam, The Netherlands, and being registered under registration number 34249710, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 191.

192.	HIGHLANDER EURO CDO III B.V., a private limited liability company, incorporated under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1, 1076, AZ Amsterdam, The Netherlands, and being registered under registration number 34255865, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 192.

193.	HIGHLANDER EURO CDO IV B.V., a private limited liability company, incorporated under the laws of The Netherlands having its business address at: Parnassustoren, Lokatellikade 1, 1076, AZ Amsterdam, The Netherlands, and being registered under registration number 34261590.

acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 193.

194.	MERCATOR CLO I PLC, a PLC, incorporated under the laws of Ireland having its business address at: 5 Harbourmaster Place, IFSC, Dublin 1, Ireland, and being registered under registration number 401893, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 194.

195.	Intentionally left blank.

196.	STICHTING MARS PENSIOENFONDS, registered as an exempt pension trust under Netherlands law, having its business address at: Taylorweg 5, 5466, 5460 Veghel, The Netherlands, mailing address 3D Dundee Road, Slough, Berkshire SL 1 4LG, UK, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 196.

197.	PIMCO LOAN OPPORTUNITIES FUND I, L.P., a limited partnership, registered under the laws of the United States, having its business address at c/o Corporation Service Company, 2711 Centreville Road, Suite 400, Wilmington DE 19808 USA, and being registered with US tax reference 4652/46/53/4654, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 197.

198.	PIMCO CAYMAN EUROPEAN HIGH YIELD FUND, registered under the laws of the Cayman Islands, having its business address at: 68 Fort Street, George Town, Grand Cayman KY1-1106, Cayman Islands, and being registered with US tax reference 3823, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 198 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

199.	VIRGINIA RETIREMENT SYSTEM, a public pension fund, registered under the laws of the USA, having its business address at: 1200 East Main Street 2nd Floor, Bank of America Pavilion, Richmond Virginia 23219, USA, and being registered under Agency number 158 GLA 352, Tax Identification Number 54600 18081, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 199.

200.	KÖNIGINSTRASSE I S.A.R.L., a société à responsabilité limitée, incorporated under the laws of Luxembourg having its business address at: 1, Allée Scheffer, L-2520, Luxembourg, and being registered under registration number 136908, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 200.

201.	EUROPEAN ENHANCED LOAN FUND, S.A., a société anonyme, incorporated under the laws of Luxembourg having its business address at: 1, Allée Scheffer, L-2520, Luxembourg, and being registered under registration number B114.364, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 201.

202.	INTERCONTINENTAL CDO S.A., a société anonyme, incorporated under the laws of Luxembourg having its business address at: 33 Boulevard de Prince Henri, Luxembourg, and being registered under registration number B85.334, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 202.

203.	CLARENVILLE CDO S.A., a société anonyme, incorporated under the laws of Luxembourg having its business address at: 33 Boulevard de Prince Henri, Luxembourg, and being registered under registration number B86.222, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 203.

204.	SANKATY MANAGED ACCOUNT (PSERS), a limited partnership, incorporated under the laws of Delware, USA having its business address at: 111 Huntington Avenue, Boston, MA, 02199, USA and being registered under registration number 26-4768343, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 204 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

205.	SANKATY SENIOR LOAN FUND, L.P. (PSERS), a limited partnership, incorporated under the laws of Delware, USA having its business address at: 111 Huntington Avenue, Boston, MA, 02199, USA and being registered under registration number 26-4019360, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 205 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

206.	FUTURE FUND BOARD OF GUARDIANS, a separate account, incorporated under the laws of Australia, having its business address at: 111 Huntington Avenue, Boston, MA, 02199, USA and being registered under registration number 40465597854, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 206 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

207.	NASH POINT CLO, a CLO, incorporated under the laws of Ireland, having its business address at: 111 Huntington Avenue, Boston, MA, 02199, USA and being registered under registration number 98-0497589, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 207 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

208.	RACE POINT III CLO, a CLO, incorporated under the laws of Ireland, having its business address at: 111 Huntington Avenue, Boston, MA, 02199, USA and being registered under registration number 6425440C, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 208 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

209.	TRIMAST HOLDING SARL, a private limited liability company incorporated under the laws of Luxembourg having its business address at 46 A, Avenue J.F. Kennedy, L-1855, Luxembourg, and being registered under registration number B 127486, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 209 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

210.	THE MARS ASSOCIATES’ RETIREMENT PLAN, registered as a pension fund under English law under scheme registration number 10035791, having its business address at: 3D Dundee Road, Slough, Berkshire SL1 4LG, UK, acting based upon a written power of attorney dated 2 February 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 210.

211.	BANK OF SCOTLAND PLC, a public limited company, incorporated under the laws of Scotland having its registered office address at: The Mound, Edinburgh, EH1 1YZ, Scotland, and being registered under registration number SC327000, acting based upon a written power of attorney dated 2 February 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 211 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

212.	LEVERAGE SOURCE III S.A.R.L., a société à responsabilité limitée, incorporated under the laws of Delaware, having its business address at: 7, Val St. Croix, L-1371 Luxembourg, Luxembourg, and being registered under registration number 98-0576556, acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 212 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

213.	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association organised under the laws of the United States with its main office at 1111 Polaris Parkway, Columbus, Ohio 43240, USA, acting through its London Branch, at 125 London Wall, London EC2Y 5AJ,

acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 213.

214.	HSBC BANK PLC, a public limited liability company, incorporated under the laws of England and Wales having its business address at: 8 Canada Square, London E14 5HQ, United Kingdom, and being registered under registration number 14259, acting based upon a written power of attorney dated 2 February 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 214.

215.	AEGON LEVENSVERZEKERING N.V., a Naamloze Vennootschap, incorporated under the laws of The Netherlands having its business address at: AEGONplein 50, 2591TV Den Haag, The Netherlands, and being registered under registration number 27095315, acting based upon a written power of attorney dated 2 February 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 215 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

216.	GSO DOMESTIC CAPITAL FUNDING (LUXEMBOURG) S.A.R.L., a limited responsibility company, incorporated under the laws of Luxembourg having its business address at: L-1521 Luxembourg, 122 rue Adolphe Fischer, Luxembourg, and being registered under registration number B 133824, acting based upon a written power of attorney dated 3 February 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 216 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

220.	BLACKROCK GLOBAL FLOATING RATE INCOME TRUST, a statutory trust organised under the laws of the State of Delaware having its business address at: c/o BlackRock Financial Management, Inc., 800 Scudders Mill Road – Area 1B, Plainsboro, New Jersey 08536, United States of America, with a U.S. Taxpayer Identification Number of 20-1351044, acting based upon a written power of attorney dated 4 February 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 220 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

221.	BLACKROCK SENIOR INCOME SERIES V LIMITED, a private company organised under the laws of Ireland having its business address at: c/o BlackRock Financial Management, Inc., 800 Scudders Mill Road – Area 1B, Plainsboro, New Jersey 08536, United States of America, and being registered under registration number 417909, acting based upon a written power of attorney dated 4 February 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 221 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

222.	LEOPARD CLO I B.V., a Dutch limited liability company, incorporated under the laws of The Netherlands having its business address at: Laurence Pountney Hill, London EC4R OHH, United Kingdom

acting based upon a written power of attorney dated 4 February 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 222 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

223.	LEOPARD CLO II B.V., a Dutch limited liability company, incorporated under the laws of The Netherlands having its business address at: Laurence Pountney Hill, London EC4R OHH, United Kingdom

acting based upon a written power of attorney dated 4 February 2010, which was presented to the Notary only as a pdf copy, which is attached to this Deed as Appendix A. 223 the original of which the Deponent 1 has promised to submit subsequently to the notary, who will then attach a certified copy of the original power of attorney to this Deed.

The Deponent 2 declared that in the following he is not acting in his own name but, excluding any personal liability, in the name and on behalf of

WEST LB AG, a joint stock company (Aktiengesellschaft), incorporated under the laws of Germany, having its business address at: Herzogstr. 15, 40213 Düsseldorf, Germany, and being registered under registration number HRB 42975 acting out of its London Branch at Woodgate Exchange, 25 Basinghall Street, London EC2V 5HA with company number FC007772 and branch registration number BR001899, acting based upon a written power of attorney dated 27 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 217.

The Deponent 3 declared that in the following he is not acting in his own name but, excluding any personal liability, in the name and on behalf of

DEUTSCHE BANK AG, a corporation duly organised and existing under the law of the Federal Republic of Germany and having its principal place of business at Theodor-Heuss-Allee 70 in the City of Frankfurt (Main) and operating in the United Kingdom under branch number BR000005 at Winchester House, 1 Great Winchester Street, London EC2N 2DB,

acting based upon a written power of attorney dated 28 January 2010, which was presented to the Notary only as pdf copy, which is attached to this Deed as Appendix A. 218 the original of which the Deponent 3 has promised to submit subsequently to the Notary, who will then attach a certified copy of the original power of attorney to this Deed.

The Deponent 4 declared that in the following she is not acting in her own name but, excluding any personal liability, in the name and on behalf of

COMMERZBANK AG, London Branch, a branch of a German Aktiengesellschaft, incorporated under the laws of Germany, having its business address at: Kaiserplatz, 60261 Frankfurt am Main, Germany, and being registered under registration number HRB 32000, acting based upon a written power of attorney dated 25 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 219.

The Deponent 5 declared that in the following he is not acting in his own name but, excluding any personal liability, in the name and on behalf of

1.	KABEL DEUTSCHLAND GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 145837, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix B. 1.

2.	KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG, a limited partnership (Kommanditgesellschaft) the general partner of which is a limited liability company organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix B. 2.

3.	KABEL DEUTSCHLAND VERTRIEB UND SERVICE BETEILIGUNGS GMBH & CO. KG, a limited partnership (Kommanditgesellschaft) the general partner of which is a limited liability company organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 84369, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix B. 3.

4.	KABEL DEUTSCHLAND VERMÖGEN BETEILIGUNGS GMBH & CO. KG, a limited partnership (Kommanditgesellschaft) the general partner of which is a limited liability company organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 84471, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix B. 4.

Neither the Notary nor the Deponents acting on the basis of the powers of attorney assume any personal liability as to the validity and/or scope of the powers of attorney presented.

The Notary asked the deponents regarding a prior involvement according to sec. 3 para. 1 sent. 1 no. 7 of the German Notarisation Act (Beurkundungsgesetz). After having been instructed by the Notary the deponents and the Notary answered this question in the negative.

The Deponents requested that this Deed be notarized in the English language. The Notary, who speaks himself fluently the English language, satisfied himself in the discussion held for the notarization of this Deed that the Deponents speak and understand the English language sufficiently well to understand the legal meaning of the declarations made by them in this Deed. The Notary instructed the Deponents about their right to demand that this Deed be translated to them by an interpreter into the German language. The Deponents waived this right.

The Notary advised the persons appearing:

-	that a pledge is a security instrument of strictly accessory nature (which means that it comes into legal existence only if, to the extent that, and as long as, the underlying secured claims do in fact exist, and that the owners of the secured claims and the pledgees must be identical);

-	that there is no bona fide creation, acquisition nor ranking of a pledge of shares (which means that the pledgees are not protected if the shares purported to be pledged do not exist, have been previously transferred to a third party, or have been previously encumbered for the benefit of a third party); and

-	that the English original version of this Deed including its Appendices will not be acceptable for enforcement but will have to be translated, by a certified translator, into German for such purposes; and

-	that the parties hereto are, by operation of law, jointly and severally liable with respect to the payment of all notarial fees, irrespective of any internal agreement passed in that respect.

The Deponents declared that the parties represented by them wish to enter into the following agreements:

1.	Supplemental Share Pledge Agreement relating to the shares in

-	Kabel Deutschland Verwaltungs GmbH and

-	Kabel Deutschland Vertrieb und Service Beteiligungs Verwaltungs GmbH

between Kabel Deutschland GmbH as Pledgor, the Security Agent and the other Finance Parties (each as defined therein) as attached as Appendix C. 1.

2.	Supplemental Share Pledge Agreement relating to the shares in

-	Kabel Deutschland Vermögen Beteiligungs Verwaltungs GmbH,

-	Kabel Deutschland Breitband Services GmbH,

-	TKS Telepost Kabel-Service Kaiserslautern Beteiligungs-GmbH,

-	Kabelcom Braunschweig Gesellschaft für Breitbandkabel-Kommunikation mit beschränkter Haftung,

-	Kabelcom Wolfsburg Gesellschaft für Breitbandkabel-Kommunikation mit beschränkter Haftung between Kabel Deutschland Vertrieb und Service GmbH & Co. KG as Pledgor, the Security Agent and the other Finance Parties (each as defined therein) as attached as Appendix C. 2.

3.	Supplemental Interest Pledge Agreement relating to the interests in Kabel Deutschland Vertrieb und Service Beteiligungs GmbH & Co. KG between Kabel Deutschland GmbH as Pledgor, the Security Agent and the other Finance Parties (each as defined therein) as attached as Appendix C. 3.

4.	Supplemental Interest Pledge Agreement relating to the interests in Kabel Deutschland Vertrieb und Service GmbH & Co. KG between Kabel Deutschland GmbH as Pledgor, the Security Agent and the other Finance Parties (each as defined therein) as attached as Appendix C. 4.

5.	Supplemental Interest Pledge Agreement relating to the interests in Kabel Deutschland Vertrieb und Service GmbH & Co. KG between Kabel Deutschland Vertrieb und Service Beteiligungs GmbH & Co. KG as Pledgor, the Security Agent and the other Finance Parties (each as defined therein) as attached as Appendix C. 5.

6.	Supplemental Interest Pledge Agreement relating to the interests in Kabel Deutschland Vermögen Beteiligungs GmbH & Co. KG between Kabel Deutschland Vertrieb und Service GmbH & Co. KG as Pledgor, the Security Agent and the other Finance Parties (each as defined therein) as attached as Appendix C. 6.

7.	Supplemental Interest Pledge Agreement relating to the interests in Kabel Deutschland Vermögen GmbH & Co. KG between Kabel Deutschland Vertrieb und Service GmbH & Co. KG as Pledgor, the Security Agent and the other Finance Parties (each as defined therein) as attached as Appendix C. 7.

8.	Supplemental Interest Pledge Agreement relating to the interests in Kabel Deutschland Vermögen GmbH & Co. KG between Kabel Deutschland Vermögen Beteiligungs GmbH & Co. KG as Pledgor, the Security Agent and the other Finance Parties (each as defined therein) as attached as Appendix C. 8.

9.	Supplemental Interest Pledge Agreement relating to the interests in TKS Telepost Kabel-Service Kaiserslautern GmbH & Co. KG between Kabel Deutschland Vertrieb und Service GmbH & Co. KG as Pledgor, the Security Agent and the other Finance Parties (each as defined therein) as attached as Appendix C. 9.

All of the supplemental share pledge agreements and supplemental interest pledge agreements referred to under 1 through to 9 (each inclusive) above form an integral part of this Deed.

Notification of the Pledges

1.	Kabel Deutschland GmbH, the Security Agent and the other Finance Parties (each as defined in Appendix C. 3 hereof) hereby notify the company Kabel Deutschland Vertrieb und Service Beteiligungs GmbH & Co. KG about the Supplemental Interest Pledge Agreement as attached as Appendix C. 3. Kabel Deutschland Vertrieb und Service Beteiligungs GmbH & Co. KG hereby accepts and acknowledges such notification.

2.	Kabel Deutschland GmbH, the Security Agent and the other Finance Parties (each as defined in Appendix C. 4 hereof) hereby notify the company Kabel Deutschland Vertrieb und Service GmbH & Co. KG about the Supplemental Interest Pledge Agreement as attached as Appendix C. 4. Kabel Deutschland Vertrieb und Service GmbH & Co. KG hereby accepts and acknowledges such notification.

3.	Kabel Deutschland Vertrieb und Service Beteiligungs GmbH & Co. KG, the Security Agent and the other Finance Parties (each as defined in Appendix C. 5 hereof) hereby notify the company Kabel Deutschland Vertrieb und Service GmbH & Co. KG about the Supplemental Interest Pledge Agreement as attached as Appendix C. 5. Kabel Deutschland Vertrieb und Service GmbH & Co. KG hereby accepts and acknowledges such notification.

4.	Kabel Deutschland Vertrieb und Service GmbH & Co. KG, the Security Agent and the other Finance Parties (each as defined in Appendix C. 6 hereof) hereby notify the company Kabel Deutschland Vermögen Beteiligungs GmbH & Co. KG about the Supplemental Interest Pledge Agreement as attached as Appendix C. 6. Kabel Deutschland Vermögen Beteiligungs GmbH & Co. KG hereby accepts and acknowledges such notification.

**************************************

The foregoing Deed as well as all attached Appendix C. 1 through to Appendix C. 9, were read aloud to the Deponents in the presence of the Notary, approved by the Deponents and signed by them and the Notary in their own hands as follows:

/s/ Oliver Leith
Dr. Oliver Lieth

/s/ Stefan Kuhm
Stefan Kuhm

/s/ Jens Wilhelm Gölz
Dr. Jens Wilhelm Gölz

/s/ André Melchert
André Melchert

/s/ Karen Cellarius
Karen Cellarius

/s/ Harald Jung
Dr. Harald Jung
N o t a r y

APPENDIX C. 1

SUPPLEMENTAL SHARE PLEDGE AGREEMENT

RELATING TO THE SHARES IN

KABEL DEUTSCHLAND VERWALTUNGS GMBH

KABEL DEUTSCHLAND VERTRIEB UND SERVICE

BETEILIGUNGS VERWALTUNGS GMBH

4 FEBRUARY 2010

between

KABEL DEUTSCHLAND GMBH

as Pledgor

and

THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT

as Security Agent

and

THE OTHER FINANCE PARTIES

Allen & Overy LLP

THIS SUPPLEMENTAL SHARE PLEDGE AGREEMENT (the Agreement) is made on 4 February 2010

BETWEEN

(1)	KABEL DEUTSCHLAND GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 145837,

(the Pledgor)

on one side; and

(2)	THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstrasse 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147,

(the Security Agent); and

(3)	the other FINANCE PARTIES (as defined in Clause 1.1 below),

on the other side.

The Security Agent and each Original Finance Party (as defined below) are hereinafter referred to individually as an Original Pledgee and together as the Original Pledgees.

The Pledgor and the Pledgees (as defined below) are hereinafter collectively referred to as the Parties.

WHEREAS:

(A)	The Lenders (as defined below) have consented to an amendment to the Credit Agreement (as defined below) contemplated by an amendment letter entered into on 1 February 2010 (the Credit Agreement Amendment Letter) between, amongst others, Kabel Deutschland GmbH and The Royal Bank of Scotland plc as facility agent pursuant to which the Credit Agreement (as defined below) has been amended and supplemented.

(B)	The Security Agent is the joint and several creditor (together with, inter alia, any and all of the Finance Parties (as defined below) of each and every payment obligation of any Obligor (as defined below) towards each and any of, inter alia, the Finance Parties (as defined below) under the Finance Documents (as defined below) and accordingly the Security Agent will have its own independent right to demand performance by the relevant Obligor (as defined below) of those obligations when due (the Joint and Several Creditor Claim).

(C)	It is a condition to the Lenders consenting to the terms of, inter alia, the Credit Agreement Amendment Letter that the Pledgor enters into this Agreement.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Agreement:

Accounting Principles means accounting principles, policies, standards, bases and practices which, as at the date of the Credit Agreement, are in accordance with the German generally accepted accounting principles (Grundsätze ordnungsgemäßer Buchführung und Bilanzierung).

Acquisition means

(a)	any one or more acquisition by KDVS of assets comprising cable television networks and/or subscribers and/or related assets (and/or shares or equity interests in persons owning such assets (directly or indirectly)) from members of the Orion Group or from persons in which members of the Orion Group have a significant equity interest; and

(b)	any acquisition under the Tele Columbus/ewt SPA.

Additional Borrower means a member of the Group which becomes a borrower under the Credit Agreement after the date of this Agreement.

Additional Facility means an Add-On Facility or an External Facility.

Add-On Facility Accession Agreement means

(a)	the Tele Columbus/ewt Add-On Facility Accession Agreement;

(b)	any Add-on Facility Accession Agreement – Facility A1;

(c)	any Add-on Facility Accession Agreement – Facility C1; and

(d)	any other accession deed pursuant to which any person or entity accedes to the Credit Agreement as provider of an Add-On Facility.

Add-On Facility Accession Agreement – Facility A1 means each English law governed add-on facility accession agreement each dated 3 February 2010 between the Facility Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which the Facility A1 shall be made available.

Add-On Facility Accession Agreement – Facility C1 means each English law governed add-on facility accession agreement each dated 3 February 2010 between the Facility Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which Facility C1 shall be made available.

Add-On Facility means

(a)	the Facility A1;

(b)	the Facility C;

(c)	the Facility C1;

(d)	any loan facility which refinances any and all outstandings under the Facility B of the Credit Agreement; and

(e)	any other additional loan facility provided under the Credit Agreement which has Eligible Terms.

Add-On Facility Lender means:

(a)	an Original Add-On Facility Lender; or

(b)	any person or entity which has become a lender under an Add-On Facility.

Administrative Party means a Mandated Lead Arranger, the Facility Agent or the Security Agent.

Ancillary Facility means any facility or financial accommodation (including any overdraft, foreign exchange, guarantee, bonding, documentary or standby letter of credit, credit card or automated payments facility) established by a Lender in place of all or parts of its respective facility commitment.

Ancillary Facility Document means any document evidencing any Ancillary Facility.

Ancillary Lender means any lender providing for an Ancillary Facility.

Ancillary Outstandings means, at any time and with respect to any Ancillary Facility of any Ancillary Lender, the aggregate of all of the following amounts (as calculated by that Ancillary Lender) outstanding at that time under that Ancillary Facility:

(a)	all amounts of principal then outstanding under any overdraft, cheque drawing or other account facilities determined on a gross basis unless such facilities are made available on the basis of netting arrangements satisfactory to the Ancillary Lender in which case, such outstanding principal amounts shall be determined on the net debt basis used by that Ancillary Lender;

(b)	the maximum potential liability (excluding amounts stated to be in respect of interest and fees) under all guarantees, bonds and letters of credit then outstanding under that Ancillary Facility; and

(c)	in respect of any other facility or financial accommodation, such other amount (excluding interest and similar charges) as fairly represents the aggregate exposure of that Ancillary Lender under that facility or accommodation, as reasonably determined by that Ancillary Lender from time to time in accordance with its usual banking practice for facilities or accommodation of the relevant type.

BGB means the German Civil Code (Bürgerliches Gesetzbuch).

Borrower means KDVS or an Additional Borrower.

Business Day means a day (other than a Saturday or a Sunday) on which banks are open for general business in London and Frankfurt am Main and which is also a TARGET Day.

Company means each of:

(a)	Kabel Deutschland Verwaltungs GmbH; and

(b)	Kabel Deutschland Vertrieb und Service Beteiligungs Verwaltungs GmbH.

Commitment Letter means the commitment letter dated on or about the date of the Credit Agreement between the Mandated Lead Arrangers, the Original Lenders, KDG and KDVS.

Compliance Certificate means any compliance certificate issued or to be issued by any Obligor in connection with the Credit Agreement setting out the compliance with certain financial ratios and/or covenants.

Core Business means:

(a)	the provision of cable related services in Germany over the cable network of the Group and services ancillary thereto (for the avoidance of doubt including analogue television, digital television, telephony and internet access);

(b)	any other business carried on by the Group as at the date of the Credit Agreement; and

(c)	the provision of administrative and information technology services incidental to the businesses identified in paragraphs (a) and (b) above.

Credit Agreement means the senior credit agreement dated 13 March 2006, as amended and restated by an amendment letter dated 19 July 2007 and as further amended and supplemented by the Credit Agreement Amendment Letter, between, amongst others, the Mandated Lead Arrangers, the Facility Agent, the Security Agent, KDVS, KDG and the Original Lenders providing for EUR 1,475,000,000 senior credit facilities and up to EUR 2,275,000,000 Add-On Facilities.

Eligible Terms means, in respect of any Additional Facility:

(a)	the final maturity date of that Additional Facility must be a date not earlier than falling at least six months after 31 March 2014 (except that the Facility A1 and Facility C1 and any revolving facility provided under and/or in connection with the Credit Agreement may have a maturity date of 31 March 2014);

(b)	there must be no amortisation required in respect of that Additional Facility;

(c)	subject to paragraph (d) below, that Additional Facility must be a term facility (which, in the case of an External Facility, may include notes, bonds or any other term credit arrangement which is not capable, by its terms, of being repaid or prepaid and redrawn before the date falling at least six months after 31 March 2012 (it being acknowledged that such arrangement may have customary change of control, voluntary prepayment, asset sale and similar prepayment provisions)); and

(d)	the purpose must be to fund a Permitted Acquisition or to refinance all or part of any facility (including without limitation the Facility B) or to replace any commitment under the Credit Agreement, and for the avoidance of any doubt, an Additional Facility which refinances the Facility B or replaces a commitment in relation to the Facility B may be a revolving facility;

(e)	(in the case of an Additional Facility the purpose of which is to fund a Permitted Acquisition) the principal amount of that Additional Facility (together with the principal amount of all other Additional Facilities) may not exceed the maximum amount which, if fully utilised on the date of completion of the relevant Permitted Acquisition, would not result in any breach of certain financial covenant ratios;

(f)

the liabilities of the obligors thereunder are to be treated and rank as a senior debt under the Priority Agreement and to have the benefit of all relevant Security Documents (whether through execution of new documents or amendment to existing documents) or (in each case) to have such lower ranking as is agreed by all the lenders of that Additional Facility. For these purposes relevant Security Documents means Security Documents comprising the same assets and shares comprised in Security Documents executed prior to the establishment of that Additional Facility, it being acknowledged that prior-ranking Security Documents will remain in place (with the proceeds of enforcement of all Security Documents subject to the sharing provisions of the Priority Agreement).

Escaline means Escaline S.à r.l., a limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its business address at: 46A, Avenue John F. Kennedy, Luxembourg and being registered with the Luxembourg trade register under registration number B 111 789.

Euro, euro, EUR or € means the single European currency introduced 1 January 1999.

Existing Share(s) shall have the meaning ascribed to that term in Clause 2.1 (c) below.

Existing Senior Share Pledge Agreements means the relevant share pledge agreements between, amongst others, the Pledgor and the Security Agent and others as pledgees under the notarial deed (roll of deeds No. G 240/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006.

Existing Second Ranking High Yield Share Pledge Agreements means the share pledge agreements between, amongst others, the Pledgor and the Security Agent and others as pledgees under the notarial deed (roll of deeds No. G 242/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006.

External Facility means any credit agreement which has Eligible Terms.

Event of Default means an event of default under any of the Finance Documents, which entitles the Facility Agent to declare that all or part of any amounts outstanding under the Finance Documents or any of them are immediately due and payable, or payable on demand.

Facility Agent means The Royal Bank of Scotland plc, Niederlassung Frankurt, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstrasse 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147.

Facility A is a term loan facility made available under the terms of the Credit Agreement.

Facility A1 means the English law governed up to EUR 1,150,000,000 term loan facility made or to be made available to KDVS and/or KDG as an add-on facility under the Credit Agreement for the purposes of, inter alia, repaying any and all outstandings under the Facility A.

Facility B is a revolving credit facility made available under the terms of the Credit Agreement.

Facility C means the English law governed EUR 650,000,000 term loan facility made or to be made available to KDVS for the purposes of paying any of its payment obligations in connection with the Acquisition.

Facility C1 means the English law governed up to EUR 650,000,000 term loan facility made or to be made available to KDVS and/or KDG as an add-on facility under the Credit Agreement for the purposes of, inter alia, repaying any and all outstandings under Facility C.

Fee Letter means any letter entered into by reference to the Credit Agreement between one or more Administrative Parties and an Obligor setting out the amount of certain fees which are payable, inter alia, in relation to the Credit Agreement.

Finance Document means:

(a)	the Credit Agreement;

(b)	the Commitment Letter;

(c)	a Fee Letter;

(d)	an Obligor Accession Deed;

(e)	a Transfer Certificate;

(f)	an Ancillary Facility Document;

(g)	the Hedging Letter;

(h)	an Add-On Facility Accession Agreement;

(i)	a Hedging Document;

(j)	a Security Document;

(k)	the Priority Agreement;

(l)	a Compliance Certificate;

(m)	a Request; and

(n)	any other document designated as such by the Facility Agent and KDG.

Finance Party means an Administrative Party, an Underwriter, a Lender or a Hedging Bank.

Future Pledgee means any person that becomes a party to any Finance Document as a Finance Party after the date of this Agreement.

Future Shares means any and all shares in any Company issued in addition to the relevant Existing Shares which the Pledgor may acquire and/or receive otherwise in future (including shares newly issued by way of capital increase (Kapitalerhöhung) or by any other cause at law).

Germany means the Federal Republic of Germany.

Group means KDG and its Subsidiaries (but excluding any Unrestricted Subsidiary).

Hedging Letter means a letter dated on or about the original date of the Credit Agreement between KDG, the Mandated Lead Arrangers and the Facility Agent relating to the interest and currency hedging to be effected by the Group and any other letter designated as such by KDG and the Facility Agent which amends or supplements the terms of that letter.

Hedging means any interest rate or currency swap, derivative transaction or hedging facility.

Hedging Bank means:

(a)	each Original Hedging Bank; or

(b)	each party (other than an Obligor) which shall at any relevant time be or become a party to any Hedging Document.

Hedging Document means

(a)	each master agreement, confirmation or other document evidencing any Hedging provided by a Hedging Bank to an Obligor; or

(b)	otherwise entered into on the basis that under the terms of the Finance Documents any party to such document (other than an Obligor) in such regard becomes entitled to the benefit of, among other things, any security interest created under this Agreement.

Kabel Deutschland Vertrieb und Service Beteiligungs Verwaltungs GmbH means Kabel Deutschland Vertrieb und Service Beteiligungs Verwaltungs GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRB 153081.

Kabel Deutschland Verwaltungs GmbH means Kabel Deutschland Verwaltungs GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRB 145835.

KDG means Kabel Deutschland GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRB 145837.

KDG Merger means a merger (whether by way of statutory merger, collapse merger or by any other cause at law) between KDVS and KDG.

KDVS means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Lender means:

(a)	any Original Lender;

(b)	any Original Add-On Facility Lender; or

(c)	any person which becomes a lender after the date of this Agreement,

but only for so long as it has any outstanding commitment or participation in any loan provided under the Credit Agreement or Ancillary Outstanding or any amount is owed to it (whether actually or contingently) in its capacity as lender.

Mandated Lead Arranger means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs International; and

(d)	J.P. Morgan plc.

Obligor means KDG or a Borrower.

Obligor Accession Deed means a deed of accession pursuant to which any person or entity accedes, inter alia, to the Credit Agreement as Additional Borrower.

Original Add-On Facility Lender means each of the entities listed in Schedule 2 Part 2 of this Agreement.

Original Directly Secured Lender means each of the entities listed in Schedule 3 of this Agreement.

Original Finance Party means

(a)	each Administrative Party;

(b)	each Underwriter;

(c)	each Original Directly Secured Lender; and

(d)	each Original Hedging Bank.

Original Hedging Bank means each of:

(a)	Goldman Sachs International;

(b)	Morgan Stanley Capital Services Inc.;

(c)	Société Générale;

(d)	Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A.;

(e)	The Royal Bank of Scotland plc;

(f)	BNP Paribas S.A.;

(g)	Deutsche Bank AG, London;

(h)	HSBC Bank plc;

(i)	Calyon S.A.; and

(j)	Bank of Scotland plc.

Original Lender means each of the entities listed in Schedule 2 Part 1 of this Agreement.

Orion Group means, at any time, companies or other persons directly or indirectly controlled by Escaline or any of its subsidiaries at that time.

Permitted Acquisition means any one or more acquisitions by KDVS, and following the effectiveness of the KDG Merger, the surviving entity of such KDG Merger, or any of its wholly-owned Subsidiaries (except for any Unrestricted Subsidiary) of any issued voting share capital or other ownership interests in a limited liability company or limited liability partnership or of any existing business carried on as a going concern where the acquired company or partnership and each of its material Subsidiaries carries on its business, or the acquired business is carried on, principally in the Core Business in Germany provided that, inter alia, the consideration for such acquisition does not exceed, when aggregated with the considerations for each other such permitted acquisitions since the date of the Credit Agreement, Euro 800,000,000.

Pledge means each of the pledges constituted under Clause 2.2.

Pledgee means each Original Pledgee and any Future Pledgee (together the Pledgees).

Priority Agreement means the priority agreement originally dated 29 March 2004, as amended and restated pursuant to a supplemental agreement dated 27 May 2004, as further amended and restated by a supplemental agreement dated 1 July 2004 and as further amended and restated by a supplemental agreement dated 9 May 2006 made between, amongst others, KDG, KDVS, the Facility Agent and the Lenders are parties in connection with the Credit Agreement.

Request means any request for the draw down of any credit facility under the Credit Agreement by any Obligor.

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of any of the Finance Parties against any of the Obligors under the Finance Documents, each as amended, restated, varied, supplemented, novated or extended from time to time, including, without limitation, any Joint and Several Creditor Claim, any increase of principal or interest, in each case together with all costs, charges and expenses incurred by the Finance Parties (or any of them) in connection with the protection, preservation or enforcement of their respective rights under the Finance Documents.

Security means any and all security granted to secure the Secured Claims.

Security Document means any document evidencing or creating security over any asset of any Obligor to secure any obligation of any Obligor to a Finance Party under any Finance Document referred to under (a) to (i) and (k) to (n) of the definition of “Finance Document”.

Security Trust Agreement means the agreement originally dated 12 May 2006, as amended and supplemented by a supplemental agreement in relation to certain German security documents dated on or about the date of this Agreement, between, amongst others, KDG and KDVS as security grantors, the Security Agent and the other Finance Parties pursuant to which, inter alia, the Security Agent has been appointed to act as trustee (Treuhänder) under German law in relation to any German law governed Security Document.

Shares means each of the Existing Shares and the Future Shares.

Subsidiary means any of:

(a)	an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership, and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise; or

(b)	an entity consolidated for the purpose of the financial statements of any person pursuant to the Accounting Principles.

Tele Columbus/ewt Add-On Facility Accession Agreement means the English law governed add-on facility accession agreement dated 24 October 2007 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which Facility C has been made available.

Tele Columbus/ewt SPA means the German law governed share purchase agreement dated 17/18 September 2007 (Roll of Notarial Deeds No. 1049/2007) of notary public Dr. Gerhard Limberger, having his offices in Frankfurt a.M., Germany), as amended by notarial deeds No. 1050/2007 and 1051/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M., as further amended by notarial deed no. 691/2007 of notary public Dr. Wolfgang Hauser, Frankfurt a.M., as further amended by notarial deed No. 1679/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M., as further amended by notarial deed No. 217/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M. and as amended by an amendment and substitution agreement dated 18 April 2008 (A. Prot. 2008/55 of the notary public Ayesha Curmally, Basel, Switzerland) the Substitution Agreement) made between Kabel Deutschland Erste Beteiligungsgesellschaft mbH as original purchaser (now replaced by the terms of the Substitution Agreement by KDVS as new purchaser) and Tele Columbus GmbH and ewt Holding GmbH as sellers pursuant to which all shares in, inter alia, the Companies have been sold to Kabel Deutschland Erste Beteiligungsgesellschaft mbH as purchaser (now replaced by KDVS as purchaser pursuant to the terms of the Substitution Agreement).

Underwriter means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs Credit Partners L.P.; and

(d)	JPMorgan Chase Bank, N.A.

Unrestricted Subsidiary means any Subsidiary of KDVS or KDG (which is not an Obligor) nominated by KDVS to the Facility Agent at any time when no Event of Default is outstanding.

TARGET Day means a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System is open for the settlement of payments in Euro.

Transfer Certificate means any transfer certificate pursuant to which any rights under the Credit Agreement shall be transferred by novation or otherwise to any new lender.

1.2	Construction

(a)	In this Agreement, unless the contrary intention appears, a reference to:

(i)	the Security Agent means the Security Agent acting as agent for and on behalf of the Pledgees unless otherwise provided herein; and

(ii)	promptly means promptly (unverzüglich) as contemplated in § 121 (1) BGB.

(b)	Where the context so admits, the singular includes the plural and vice versa.

(c)	The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(d)	Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

(e)	References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

2.	PLEDGES

2.1	Pledged Shares

(a)	The Pledgor is the sole shareholder of Kabel Deutschland Verwaltungs GmbH.

(i)	The total registered share capital (Stammkapital) of Kabel Deutschland Verwaltungs GmbH amounts to Euro 25,000.— (in words: Euro Twentyfivethousand). The Pledgor holds all shares in Kabel Deutschland Verwaltungs GmbH in an aggregate amount of Euro 25,000.— (in words: Euro Twentyfivethousand) (the Existing Kabel Deutschland Verwaltungs GmbH Shares). There are no other shares in Kabel Deutschland Verwaltungs GmbH.

(ii)	The Existing Kabel Deutschland Verwaltungs GmbH Shares are fully paid up. There is no obligation for the Pledgor to make additional contributions.

(b)	The Pledgor is the sole shareholder of Kabel Deutschland Vertrieb und Service Beteiligungs Verwaltungs GmbH.

(i)	The total registered share capital (Stammkapital) of Kabel Deutschland Vertrieb und Service Beteiligungs Verwaltungs GmbH amounts to Euro 25,000.— (in words: Euro Twentyfivethousand). The Pledgor holds all shares in Kabel Deutschland Vertrieb und Service Beteiligungs Verwaltungs GmbH in an aggregate amount of Euro 25,000.— (in words: Euro Twentyfivethousand) (the Existing Kabel Deutschland Vertrieb und Service Beteiligungs Verwaltungs GmbH Shares). There are no other shares in Kabel Deutschland Vertrieb und Service Beteiligungs Verwaltungs GmbH.

(ii)	The Existing Kabel Deutschland Vertrieb und Service Beteiligungs Verwaltungs GmbH Shares are fully paid up. There is no obligation for the Pledgor to make additional contributions.

(c)	The Existing Kabel Deutschland Verwaltungs GmbH Shares and the Existing Kabel Deutschland Vertrieb und Service Beteiligungs Verwaltungs GmbH Shares are individually referred to as an Existing Share and collectively referred to as the Existing Shares.

2.2	Constitution of Pledges

(a)	The Pledgor hereby pledges the Shares to each of the Original Pledgees and to each Future Pledgee for their rateable interest as security.

(b)	Each of the Original Pledgees hereby accepts the Pledge. In addition, the Security Agent accepts each of the Pledges for and on behalf of each Future Pledgee hereunder as proxy without power of attorney (Vertreter ohne Vertretungsmacht). Each Future Pledgee will ratify such acceptance for itself by executing an accession agreement to the Security Trust Agreement thereby becoming a Pledgee. All Parties hereto confirm that the validity of any of the Pledges constituted hereunder shall not be affected by the Security Agent acting as proxy without power of attorney for each Future Pledgee.

3.	INDEPENDENT PLEDGES

(a)	The validity and effect of each of the Pledges shall be independent from the validity and the effect of any of the other Pledges created hereunder and is in addition, and without any prejudice, to any other security which any and all of the Pledgees may now or hereafter hold in respect of the Secured Claims. Each of the Pledges to each of the Pledgees shall be separate and individual pledges. Each of the Pledges shall rank pari passu to each other Pledge created hereunder.

(b)	The Parties agree that the fact that the Shares have already been pledged pursuant to the Existing Senior Share Pledge Agreements and the Existing Second Ranking High Yield Share Pledge Agreements shall not in any way prejudice the creation of the Pledges under and pursuant to this Agreement, in respect of which the Parties confirm their common understanding that they rank behind (nachrangig) to any security interest constituted under the Existing Senior Share Pledge Agreements and the Existing Second Ranking High Yield Share Pledge Agreements, as long as any security interest constituted under the Existing Senior Share Pledge Agreements and/or the Existing Second Ranking High Yield Share Pledge Agreements are in full force and effect. The Parties confirm that it is understood between them that the enforceability of the Pledges, to the extent the Pledges relate to monetary receivables, is limited by operation of law as long as it is encumbered with any security interest constituted under the Existing Senior Share Pledge Agreements and the Existing Second Ranking High Yield Share Pledge Agreements.

(c)	The Parties further acknowledge that although the Pledges would rank behind any security interest under the Existing Second Ranking High Yield Share Pledge Agreements the priority to any realisation proceeds as agreed upon in the Priority Agreement shall remain unaffected.

(d)	Any security interest constituted under the Existing Senior Share Pledge Agreements and the Existing Second Ranking High Yield Share Pledge Agreements and any other term and agreement of any of Existing Senior Share Pledge Agreements and the Existing Second Ranking High Yield Share Pledge Agreements shall remain unaffected by the terms of and any security interest constituted under this Agreement.

4.	SECURITY PURPOSE

The Pledges are constituted in order to secure the prompt and complete satisfaction of any and all Secured Claims.

5.	DIVIDENDS

5.1	Extent of the Pledge

The Pledge constituted by this Agreement includes the present and future rights to receive

(a)	dividends, if any, payable on the Shares;

(b)	liquidation proceeds, consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease, any compensation in case of termination (Kündigung) or withdrawal (Austritt) of a shareholder of the relevant Company, the surplus in case of surrender (Preisgabe) and all other pecuniary claims associated with the Shares; and

(c)	the right to subscribe for newly issued shares.

5.2	Entitlement to Receive Dividend Payments

Notwithstanding that the dividends are pledged hereunder, the Pledgor shall be entitled to receive and retain all dividend payments in respect of the Shares until the requirements for enforcement referred to under Clause 7 below are met and unless the Facility Agent has notified the Pledgor that any dividend payments in respect of the Shares are no longer permitted to be made to the Pledgor, in which case the payments are to be made to the Security Agent.

5.3	Pledgees’ Rights

Notwithstanding Clause 5.2 above:

(a)	dividends paid or payable to the Pledgor other than in cash and other property received (Sachdividenden), receivable or otherwise distributed in respect of or in exchange for the Shares;

(b)	dividends or other distributions paid or payable to the Pledgor in cash in respect of the Shares in connection with the partial or total liquidation or dissolution or in connection with the reduction of capital, capital surplus or paid-in surplus; and

(c)	cash paid, payable or otherwise distributed to the Pledgor in respect of principal of, or in redemption of, or in exchange for the Shares;

(d)	dividends paid to the Security Agent in accordance with Clause 5.2 above,

shall be and shall forthwith be delivered to the Security Agent for itself and for the other Pledgees to be held as security and shall, if received by the Pledgor, be received as holder for the Pledgees and segregated from the other property or funds of the Pledgor and be forthwith delivered to the Security Agent for itself and for the Pledgees as security in the same form as so received (with any necessary endorsement). Any further reaching obligations of the relevant Company and/or the Pledgor in respect of the use of profits and/or dividends shall not be affected by this Clause 5.3.

6.	EXERCISE OF VOTING RIGHTS

6.1	Voting Rights

The voting rights resulting from the Shares remain with the Pledgor. This shall, however, not affect the obligations of the Pledgor under Clause 7.1 below. The Pledgor, however, shall at all times until the full and complete satisfaction of all Secured Claims or the release of the Pledges be required, in exercising its voting rights, to act in good faith to ensure that the Pledges are not in any way adversely affected.

6.2	Impairment

The Pledgor shall not take, or participate in, any action which impairs, or which would for any other reason be inconsistent with, the security interest of the Pledgees or the security purpose as described in Clause 4 hereof or which would defeat, impair or circumvent the rights of the Pledgees hereunder in each case in any respect.

6.3	Information by the Pledgor

The Pledgor shall inform the Security Agent promptly of all other actions concerning the relevant Company which might adversely affect the security interest of the Pledgees. In particular, the Pledgor shall notify the Security Agent forthwith of any shareholders’ meeting at which a resolution is intended to be adopted which could be expected to have an adverse effect upon the Pledges. In any event the Security Agent shall promptly receive, as soon as they are available, a copy of the convocation notice for such ordinary or extraordinary shareholders’ meeting setting forth the agenda (to the extent it relates to such resolution) and all applications and decisions to be taken and the minutes of any such shareholders’ meeting (in each case to the extent they relate to such resolution).

7.	ENFORCEMENT OF PLEDGES

7.1	Pledgees’ Rights

(a)	If (i) an Event of Default has occurred, (ii) the requirements set forth in §§ 1204 et seq. of the German Civil Code (Bürgerliches Gesetzbuch) with regard to the enforcement of pledges are met (Pfandreife), and (iii) the Event of Default has not been remedied within 5 (five) Business Days following the receipt of a notification in accordance with Clause 7.1(b), the Pledgees may enforce any of the Pledges (or any part thereof) through the Security Agent by way of public auction (öffentliche Versteigerung) or in any other way permitted under German law, in all cases notwithstanding § 1277 of the German Civil Code without any enforceable judgement or other instrument (vollstreckbarer Titel).

(b)	The Security Agent shall notify the Pledgor of the intention to realise any of the Pledges over the Shares not less than 5 (five) Business Days before the date on which the respective Pledge is intended to be realised. The Pledgor expressly agrees that in the event of a realisation by way of public auction 5 (five) Business Days prior written notice of the place and time of any such public auction shall be sufficient. The public auction may be held at any place in Germany which will be determined by the Security Agent.

(c)	If the Security Agent should seek to enforce any of the Pledges pursuant to, and in accordance with Clause 7.1(a) above, the Pledgor shall, at his own expense, render forthwith all assistance necessary in order to facilitate the prompt sale of the Shares or any part thereof and/or the exercise by the Security Agent of any other right the Pledgees may have under German law.

(d)	The Pledges will be realised to the extent necessary to discharge in full the Secured Claims. The Pledgees shall at all times until the full and complete satisfaction of all the Secured Claims in exercising their rights under this Agreement take into consideration the legitimate interests of the Pledgor.

(e)	In derogation of § 1225 of the German Civil Code, in the event of enforcement of any of Pledges, no rights of the Pledgees shall pass to the Pledgor by subrogation or otherwise unless and until all of the Secured Claims have been satisfied and discharged in full. Until then, the Security Agent shall be entitled to treat all enforcement proceeds as additional collateral for the Secured Claims, notwithstanding its right to seek satisfaction from such proceeds at any time.

(f)	After the complete unconditional, irrevocable and full payment and discharge of all Secured Claims any remaining proceeds resulting from the enforcement of any of the Pledges (or part thereof) shall be transferred to the Pledgor at the cost and expense of the Pledgor.

7.2	Ancillary Rights

Provided that the requirements for enforcement referred to under Clause 7.1(a) above are met, all payments based on ancillary rights attributed to the Shares may be applied by the Security Agent in satisfaction in whole or in part of the Secured Claims notwithstanding the Pledgees’ right to treat such payments as additional collateral.

7.3	Application of Proceeds

(a)	The proceeds resulting from the enforcement of the Pledge must be applied by the Security Agent in the following order of priority:

(i)	first, in or towards payment of, or provision for, all costs and expenses incurred by the Security Agent in connection with the enforcement of the Pledge; and

(ii)	second, in or towards payment of the Secured Claims by transferring the proceeds to the Facility Agent for distribution.

(b)	The Security Agent may determine which part of the Security, if applicable, shall be used to satisfy the Secured Claims.

7.4	Release of Pledged Rights

Upon the full and complete satisfaction of all Secured Claims the Security Agent shall confirm to the Pledgor upon its request that the Shares are released from the Pledges and retransfer to the Pledgor any documents received by the Security Agent or any designee pursuant to Clause 7.1(f) hereof.

8.	UNDERTAKINGS OF THE PLEDGOR

8.1	Undertakings

The Pledgor undertakes:

(a)	to notify the Security Agent promptly of any change in the shareholding in, or the capital contributions to, each of the Companies or of any change in the articles of association (Satzung) or the registration of each of the Companies in the commercial register other than with respect to holders of a statutory power of attorney (Prokura);

(b)	to notify the Security Agent promptly of any event or circumstance other than interpretation of laws which affects or is reasonably likely to affect the validity or enforceability of the security interest granted hereunder;

(c)	to effect promptly any payments to be made to each of the Companies in respect of the Shares;

(d)	at its own expense, to execute and do all such assurances, acts and things as the Security Agent may reasonably require:

(i)	for perfecting or protecting the security intended to be afforded by this Agreement; and

(ii)	if the Pledges have become enforceable pursuant to Clause 7.1, for facilitating the realisation of all or any part of the Shares which are subject to this Agreement and the exercise of all powers, authorities and discretions vested in the Security Agent, and in particular to execute all transfers, conveyances, assignments and releases of that property whether to the Security Agent or to its nominees and give all notices, orders and directions which the Security Agent may reasonably think expedient;

(e)

at the Security Agent’s reasonable request, to furnish to the Security Agent such information concerning the Shares as is available to the Pledgor, to permit the Security Agent and its designees to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgor which pertain to the Shares on reasonable notice and during normal business hours, and, upon the reasonable request of the Security Agent, to deliver to the Security Agent copies of all such records and papers;

(f)	to refrain from any acts or omissions which might have an adverse effect on the validity or enforceability of the Pledges or the effect of which results in the Shares ceasing to exist; and

(g)	to procure that all Future Shares will be fully paid and that there will be no obligation for any shareholder in each of the Companies to make additional contributions.

8.2	Pledges over all Shares

The Security Agent may at all times for itself and for the Pledgees request to hold a pledge over all Shares held by the Pledgor (and in the case of a merger an equivalent security interest over the shares in the surviving or, as the case may be, the new company) in accordance with all terms of this Agreement.

9.	REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Pledgees that:

(a)	the Existing Shares pledged hereunder are the only shares in the Companies in existence at the date hereof;

(b)	except for any restrictions under the Existing Senior Share Pledge Agreements and/or the Existing Second Ranking High Yield Share Pledge Agreements, the Pledgor is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, the Existing Shares;

(c)	all necessary corporate action has been taken to authorise the entry into and delivery of this Agreement;

(d)	the Existing Shares are fully paid and there is no obligation for a shareholder to make additional contributions; and

(e)	except for any rights under the Existing Senior Share Pledge Agreements and/or the Second Ranking Existing High Yield Share Pledge Agreements, the Existing Shares are free from any rights of third parties;

(f)	no third party has any pre-emption rights for shares in any of the Companies; and

(g)	there is no party (other than the Pledgor) which is entitled to participate in the profits or revenues of each of the Companies.

10.	RELEASE OF SECURITY

Even prior to the full and complete satisfaction of all Secured Claims, the Security Agent is obliged to release upon the Pledgor’s request all or part of the Security insofar as the realisable value of the Security and any other security given to the Security Agent or the other Finance Parties with respect to the Secured Claims exceeds, not only temporarily, the Secured Claims by more than 10%. The Security Agent may, at its discretion, determine which part of the Security shall be released.

11.	INDEMNITY

11.1	Liability for Damages

Neither the Security Agent nor the Pledgees shall be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Agent.

11.2	Indemnification

The Pledgor will indemnify the Security Agent and each of the Pledgees and keep the Security Agent and each of the Pledgees indemnified against any losses, actions, claims, expenses, demands and liabilities which may be incurred by or made against the Security Agent and/or each of the Pledgees as a result of any breach of the Pledgor of any of its obligations or undertakings contained herein except to the extent that such losses, actions, claims, expenses, demands or liabilities have resulted from the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Pledgees or the Security Agent.

11.3	This Clause 11 shall survive the termination of this Agreement under Clause 12 or otherwise.

12.	DURATION AND INDEPENDANCE

12.1	Duration

This Agreement shall remain in full force and effect until the full and complete satisfaction of the Secured Claims. None of the Pledges shall cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

12.2	Continuing Security

This Agreement shall create a continuing security which means that no change or amendment whatsoever in any Finance Document or in any document or agreement related to it shall affect the validity of this Agreement.

12.3	Independence

This Agreement is independent from any other security or guarantee which may have been or will be given to the Security Agent and/or any of the other Pledgees with respect to any obligation of any of the Obligors under the Finance Documents. None of such other securities or guarantees shall prejudice, or shall be prejudiced by, or shall be merged in any way with, this Agreement.

13.	COSTS AND EXPENSES

Any notarial fees and expenses incurred in connection with the execution of this Agreement shall be borne by the Pledgor. The Pledgor must pay to each Finance Party the amount of all costs and expenses (including the costs and expenses of legal advisers) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

14.	PARTIAL INVALIDITY; WAIVER

14.1	Invalidity

If any provision of this Agreement or any part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof. The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision.

In particular the Pledges shall not be affected and shall in any event extend to any and all Shares in the Companies even if the number or nominal value of the relevant Existing Shares or the aggregate liable capital of the relevant Company as stated in Clause 2.1(a) to (g) (each inclusive) are inaccurate and deviate from the actual facts.

14.2	Waiver

(a)	The Pledgor hereby waives its rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to §§ 1211 and 770(1) and (2) of the German Civil Code. No failure to exercise, nor any delay in exercising, on the part of the Security Agent or the Pledgees (or any of them), any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

(b)	The Pledgor hereby irrevocably waives any rights which may pass to the Pledgor by subrogation or otherwise, including but not limited to, any recourse claim against any Obligor (Verzicht auf Rückgriffsansprüche) which it may obtain (i) in the event that the Pledgor repays any debt of any other Obligor under any of the Finance Documents, or (ii) in the event of enforcement of any of the Pledges created hereunder.

15.	AMENDMENTS

Changes and amendments of this Agreement including this Clause 15 shall be made in writing.

16.	NOTICES AND THEIR LANGUAGE

16.1	Notices

Any notice or other communication under or in connection with this Agreement to the Pledgor or the Security Agent and/or the Pledgees shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, set forth in Schedule 1 hereto or such other address or facsimile number as is notified by that party for this purpose to the Security Agent from time to time.

16.2	Language

Unless otherwise agreed from time to time, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

17.	APPLICABLE LAW; JURISDICTION

17.1	Governing Law

This Agreement (including any non-contractual obligations arising out of or in connection with this Agreement) shall be governed by and construed in accordance with the laws of Germany.

17.2	Jurisdiction

The place of jurisdiction (including for any non-contractual obligations arising out of or in connection with this Agreement) for all Parties shall be Frankfurt am Main, Germany. The Security Agent and/or any of the other Finance Parties, however, shall also be entitled to take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor or any of its assets.

18.	NOTIFICATION

The Pledgor and the Pledgees hereby instruct and authorise the undersigned notary public to notify each of the Companies of the Pledges by means of forwarding a certified copy of this Agreement to each of the Companies by registered mail (return receipt requested).

APPENDIX C. 2

SUPPLEMENTAL SHARE PLEDGE AGREEMENT

RELATING TO THE SHARES IN

KABEL DEUTSCHLAND VERMÖGEN BETEILIGUNGS VERWALTUNGS GMBH

KABEL DEUTSCHLAND BREITBAND SERVICES GMBH

TKS TELEPOST KABEL-SERVICE KAISERSLAUTERN BETEILIGUNGS-GMBH

KABELCOM BRAUNSCHWEIG GESELLSCHAFT FÜR BREITBANDKABEL-KOMMUNIKATION MIT BESCHRÄNKTER HAFTUNG

KABELCOM WOLFSBURG GESELLSCHAFT FÜR BREITBANDKABEL-KOMMUNIKATION MIT BESCHRÄNKTER HAFTUNG

4 FEBRUARY 2010

between

KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG

as Pledgor

and

THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT

as Security Agent

and

THE OTHER FINANCE PARTIES

Allen & Overy LLP

THIS SUPPLEMENTAL SHARE PLEDGE AGREEMENT (the Agreement) is made on 4 February 2010

BETWEEN

(1)	KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG, a limited partnership (Kommanditgesellschaft) the general partner of which is a limited liability company organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902,

(the Pledgor)

on one side; and

(2)	THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstrasse 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147,

(the Security Agent); and

(3)	the other FINANCE PARTIES (as defined in Clause 1.1 below),

on the other side.

The Security Agent and each Original Finance Party (as defined below) are hereinafter referred to individually as an Original Pledgee and together as the Original Pledgees.

The Pledgor and the Pledgees (as defined below) are hereinafter collectively referred to as the Parties.

WHEREAS:

(A)	The Lenders (as defined below) have consented to an amendment to the Credit Agreement (as defined below) contemplated by an amendment letter entered into on 1 February 2010 (the Credit Agreement Amendment Letter) between, amongst others, Kabel Deutschland GmbH and The Royal Bank of Scotland plc as facility agent pursuant to which the Credit Agreement (as defined below) has been amended and supplemented.

(B)	The Security Agent is the joint and several creditor (together with, inter alia, any and all of the Finance Parties (as defined below) of each and every payment obligation of any Obligor (as defined below) towards each and any of, inter alia, the Finance Parties (as defined below) under the Finance Documents (as defined below) and accordingly the Security Agent will have its own independent right to demand performance by the relevant Obligor (as defined below) of those obligations when due (the Joint and Several Creditor Claim).

(C)	It is a condition to the Lenders consenting to the terms of, inter alia, the Credit Agreement Amendment Letter that the Pledgor enters into this Agreement.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Agreement:

Accounting Principles means accounting principles, policies, standards, bases and practices which, as at the date of the Credit Agreement, are in accordance with the German generally accepted accounting principles (Grundsätze ordnungsgemäßer Buchführung und Bilanzierung).

Acquisition means

(a)	any one or more acquisition by KDVS of assets comprising cable television networks and/or subscribers and/or related assets (and/or shares or equity interests in persons owning such assets (directly or indirectly)) from members of the Orion Group or from persons in which members of the Orion Group have a significant equity interest; and

(b)	any acquisition under the Tele Columbus/ewt SPA.

Additional Borrower means a member of the Group which becomes a borrower under the Credit Agreement after the date of this Agreement.

Additional Facility means an Add-On Facility or an External Facility.

Add-On Facility Accession Agreement means

(a)	the Tele Columbus/ewt Add-On Facility Accession Agreement;

(b)	any Add-on Facility Accession Agreement – Facility A1;

(c)	any Add-on Facility Accession Agreement – Facility C1; and

(d)	any other accession deed pursuant to which any person or entity accedes to the Credit Agreement as provider of an Add-On Facility.

Add-On Facility Accession Agreement – Facility A1 means each English law governed add-on facility accession agreement each dated 3 February 2010 between the Facility Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which the Facility A1 shall be made available.

Add-On Facility Accession Agreement – Facility C1 means each English law governed add-on facility accession agreement each dated 3 February 2010between the Facility Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which Facility C1 shall be made available.

Add-On Facility means

(a)	the Facility A1;

(b)	the Facility C;

(c)	the Facility C1;

(d)	any loan facility which refinances any and all outstandings under the Facility B of the Credit Agreement; and

(e)	any other additional loan facility provided under the Credit Agreement which has Eligible Terms.

Add-On Facility Lender means:

(a)	an Original Add-On Facility Lender; or

(b)	any person or entity which has become a lender under an Add-On Facility.

Administrative Party means a Mandated Lead Arranger, the Facility Agent or the Security Agent.

Ancillary Facility means any facility or financial accommodation (including any overdraft, foreign exchange, guarantee, bonding, documentary or standby letter of credit, credit card or automated payments facility) established by a Lender in place of all or parts of its respective facility commitment.

Ancillary Facility Document means any document evidencing any Ancillary Facility.

Ancillary Lender means any lender providing for an Ancillary Facility.

Ancillary Outstandings means, at any time and with respect to any Ancillary Facility of any Ancillary Lender, the aggregate of all of the following amounts (as calculated by that Ancillary Lender) outstanding at that time under that Ancillary Facility:

(a)	all amounts of principal then outstanding under any overdraft, cheque drawing or other account facilities determined on a gross basis unless such facilities are made available on the basis of netting arrangements satisfactory to the Ancillary Lender in which case, such outstanding principal amounts shall be determined on the net debt basis used by that Ancillary Lender;

(b)	the maximum potential liability (excluding amounts stated to be in respect of interest and fees) under all guarantees, bonds and letters of credit then outstanding under that Ancillary Facility; and

(c)	in respect of any other facility or financial accommodation, such other amount (excluding interest and similar charges) as fairly represents the aggregate exposure of that Ancillary Lender under that facility or accommodation, as reasonably determined by that Ancillary Lender from time to time in accordance with its usual banking practice for facilities or accommodation of the relevant type.

BGB means the German Civil Code (Bürgerliches Gesetzbuch).

Borrower means KDVS or an Additional Borrower.

Business Day means a day (other than a Saturday or a Sunday) on which banks are open for general business in London and Frankfurt am Main and which is also a TARGET Day.

Company means each of:

(a)	Kabel Deutschland Vermögen Beteiligungs Verwaltungs GmbH;

(b)	Kabel Deutschland Breitband Services GmbH;

(c)	TKS Telepost Kabel-Service Kaiserslautern Beteiligungs-mbH;

(d)	Kabelcom Braunschweig mbH; and

(e)	Kabelcom Wolfsburg mbH.

Commitment Letter means the commitment letter dated on or about the date of the Credit Agreement between the Mandated Lead Arrangers, the Original Lenders, KDG and KDVS.

Compliance Certificate means any compliance certificate issued or to be issued by any Obligor in connection with the Credit Agreement setting out the compliance with certain financial ratios and/or covenants.

Core Business means:

(a)	the provision of cable related services in Germany over the cable network of the Group and services ancillary thereto (for the avoidance of doubt including analogue television, digital television, telephony and internet access);

(b)	any other business carried on by the Group as at the date of the Credit Agreement; and

(c)	the provision of administrative and information technology services incidental to the businesses identified in paragraphs (a) and (b) above.

Credit Agreement means the senior credit agreement dated 13 March 2006, as amended and restated by an amendment letter dated 19 July 2007 and as further amended and supplemented by the Credit Agreement Amendment Letter, between, amongst others, the Mandated Lead Arrangers, the Facility Agent, the Security Agent, KDVS, KDG and the Original Lenders providing for EUR 1,475,000,000 senior credit facilities and up to EUR 2,275,000,000 Add-On Facilities.

Eligible Terms means, in respect of any Additional Facility:

(a)	the final maturity date of that Additional Facility must be a date not earlier than falling at least six months after 31 March 2014 (except that the Facility A1 and Facility C1 and any revolving facility provided under and/or in connection with the Credit Agreement may have a maturity date of 31 March 2014);

(b)	there must be no amortisation required in respect of that Additional Facility;

(c)	subject to paragraph (d) below, that Additional Facility must be a term facility (which, in the case of an External Facility, may include notes, bonds or any other term credit arrangement which is not capable, by its terms, of being repaid or prepaid and redrawn before the date falling at least six months after 31 March 2012 (it being acknowledged that such arrangement may have customary change of control, voluntary prepayment, asset sale and similar prepayment provisions)); and

(d)	the purpose must be to fund a Permitted Acquisition or to refinance all or part of any facility (including without limitation the Facility B) or to replace any commitment under the Credit Agreement, and for the avoidance of any doubt, an Additional Facility which refinances the Facility B or replaces a commitment in relation to the Facility B may be a revolving facility;

(e)	(in the case of an Additional Facility the purpose of which is to fund a Permitted Acquisition) the principal amount of that Additional Facility (together with the principal amount of all other Additional Facilities) may not exceed the maximum amount which, if fully utilised on the date of completion of the relevant Permitted Acquisition, would not result in any breach of certain financial covenant ratios;

(f)	the liabilities of the obligors thereunder are to be treated and rank as a senior debt under the Priority Agreement and to have the benefit of all relevant Security Documents (whether through execution of new documents or amendment to existing documents) or (in each case) to have such lower ranking as is agreed by all the lenders of that Additional Facility. For these purposes relevant Security Documents means Security Documents comprising the same assets and shares comprised in Security Documents executed prior to the establishment of that Additional Facility, it being acknowledged that prior-ranking Security Documents will remain in place (with the proceeds of enforcement of all Security Documents subject to the sharing provisions of the Priority Agreement).

Escaline means Escaline S.à r.l., a limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its business address at: 46A, Avenue John F. Kennedy, Luxembourg and being registered with the Luxembourg trade register under registration number B 111 789.

Euro, euro, EUR or € means the single European currency introduced 1 January 1999.

Existing Share(s) shall have the meaning ascribed to that term in Clause 2.1 (h) below.

Existing Senior Share Pledge Agreements means:

(a)	the relevant share pledge agreements between, amongst others, the Pledgor and the Security Agent and others as pledgees under the notarial deed (roll of deeds No. G 240/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006;

(b)	the share pledge agreement between, amongst others, the Pledgor and the Security Agent and others as pledgees under the notarial deed (roll of deeds No. 10/2006 of notary public Dr. Niklaus E. Schiess with his offices in Basel, Switzerland) dated 11/12 May 2006; and

(c)	the relevant share pledge agreements between, amongst others, the Pledgor and the Security Agent and others as pledgees under the notarial deed (roll of deeds No. 168 for 2008 of notary public Werner Leipnitz with his offices in Frankfurt a.M., Germany) dated 29 April 2008.

Existing Second Ranking High Yield Share Pledge Agreement means the share pledge agreement between, amongst others, the Pledgor and the Security Agent and others as pledgees under the notarial deed (roll of deeds No. G 242/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006.

External Facility means any credit agreement which has Eligible Terms.

Event of Default means an event of default under any of the Finance Documents, which entitles the Facility Agent to declare that all or part of any amounts outstanding under the Finance Documents or any of them are immediately due and payable, or payable on demand.

Facility Agent means The Royal Bank of Scotland plc, Niederlassung Frankurt, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstrasse 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147.

Facility A is a term loan facility made available under the terms of the Credit Agreement.

Facility A1 means the English law governed up to EUR 1,150,000,000 term loan facility made or to be made available to KDVS and/or KDG as an add-on facility under the Credit Agreement for the purposes of, inter alia, repaying any and all outstandings under the Facility A.

Facility B is a revolving credit facility made available under the terms of the Credit Agreement.

Facility C means the English law governed EUR 650,000,000 term loan facility made or to be made available to KDVS for the purposes of paying any of its payment obligations in connection with the Acquisition.

Facility C1 means the English law governed up to EUR 650,000,000 term loan facility made or to be made available to KDVS and/or KDG as an add-on facility under the Credit Agreement for the purposes of, inter alia, repaying any and all outstandings under Facility C.

Fee Letter means any letter entered into by reference to the Credit Agreement between one or more Administrative Parties and an Obligor setting out the amount of certain fees which are payable, inter alia, in relation to the Credit Agreement.

Finance Document means:

(a)	the Credit Agreement;

(b)	the Commitment Letter;

(c)	a Fee Letter;

(d)	an Obligor Accession Deed;

(e)	a Transfer Certificate;

(f)	an Ancillary Facility Document;

(g)	the Hedging Letter;

(h)	an Add-On Facility Accession Agreement;

(i)	a Hedging Document;

(j)	a Security Document;

(k)	the Priority Agreement;

(l)	a Compliance Certificate;

(m)	a Request; and

(n)	any other document designated as such by the Facility Agent and KDG.

Finance Party means an Administrative Party, an Underwriter, a Lender or a Hedging Bank.

Future Pledgee means any person that becomes a party to any Finance Document as a Finance Party after the date of this Agreement.

Future Shares means any and all shares in any Company issued in addition to the relevant Existing Shares which the Pledgor may acquire and/or receive otherwise in future (including shares newly issued by way of capital increase (Kapitalerhöhung) or by any other cause at law).

Germany means the Federal Republic of Germany.

Group means KDG and its Subsidiaries (but excluding any Unrestricted Subsidiary).

Hedging Letter means a letter dated on or about the original date of the Credit Agreement between KDG, the Mandated Lead Arrangers and the Facility Agent relating to the interest and currency hedging to be effected by the Group and any other letter designated as such by KDG and the Facility Agent which amends or supplements the terms of that letter.

Hedging means any interest rate or currency swap, derivative transaction or hedging facility.

Hedging Bank means:

(a)	each Original Hedging Bank; or

(b)	each party (other than an Obligor) which shall at any relevant time be or become a party to any Hedging Document.

Hedging Document means

(a)	each master agreement, confirmation or other document evidencing any Hedging provided by a Hedging Bank to an Obligor; or

(b)	otherwise entered into on the basis that under the terms of the Finance Documents any party to such document (other than an Obligor) in such regard becomes entitled to the benefit of, among other things, any security interest created under this Agreement.

Kabelcom Braunschweig mbH means KABELCOM Braunschweig Gesellschaft für Breitbandkabel-Kommunikation mit beschränkter Haftung, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Braunschweig, Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Braunschweig under registration number HRB 2020.

Kabelcom Wolfsburg mbH means KABELCOM Wolfsburg Gesellschaft für Breitbandkabel-Kommunikation mit beschränkter Haftung, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Wolfsburg, Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Braunschweig under registration number HRB 100092.

Kabel Deutschland Breitband Services GmbH means Kabel Deutschland Breitband Services GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 122932.

Kabel Deutschland Vermögen Beteiligungs Verwaltungs GmbH means Kabel Deutschland Vermögen Beteiligungs Verwaltungs GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis Munich), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 153401.

KDG means Kabel Deutschland GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRB 145837.

KDG Merger means a merger (whether by way of statutory merger, collapse merger or by any other cause at law) between KDVS and KDG.

KDVS means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Lender means:

(a)	any Original Lender;

(b)	any Original Add-On Facility Lender; or

(c)	any person which becomes a lender after the date of this Agreement,

but only for so long as it has any outstanding commitment or participation in any loan provided under the Credit Agreement or Ancillary Outstanding or any amount is owed to it (whether actually or contingently) in its capacity as lender.

Mandated Lead Arranger means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs International; and

(d)	J.P. Morgan plc.

Obligor means KDG or a Borrower.

Obligor Accession Deed means a deed of accession pursuant to which any person or entity accedes, inter alia, to the Credit Agreement as Additional Borrower.

Original Add-On Facility Lender means each of the entities listed in Schedule 2 Part 2 of this Agreement.

Original Directly Secured Lender means each of the entities listed in Schedule 3 of this Agreement.

Original Finance Party means

(a)	each Administrative Party,

(b)	each Underwriter,

(c)	each Original Directly Secured Lender; and

(d)	each Original Hedging Bank.

Original Hedging Bank means each of:

(a)	Goldman Sachs International;

(b)	Morgan Stanley Capital Services Inc.;

(c)	Société Générale;

(d)	Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A.;

(e)	The Royal Bank of Scotland plc;

(f)	BNP Paribas S.A.;

(g)	Deutsche Bank AG, London;

(h)	HSBC Bank plc;

(i)	Calyon S.A.; and

(j)	Bank of Scotland plc.

Original Lender means each of the entities listed in Schedule 2 Part 1 of this Agreement.

Orion Group means, at any time, companies or other persons directly or indirectly controlled by Escaline or any of its subsidiaries at that time.

Permitted Acquisition means any one or more acquisitions by KDVS, and following the effectiveness of the KDG Merger, the surviving entity of such KDG Merger, or any of its wholly-owned Subsidiaries (except for any Unrestricted Subsidiary) of any issued voting share capital or other ownership interests in a limited liability company or limited liability partnership or of any existing business carried on as a going concern where the acquired company or partnership and each of its material Subsidiaries carries on its business, or the acquired business is carried on, principally in the Core Business in Germany provided that, inter alia, the consideration for such acquisition does not exceed, when aggregated with the considerations for each other such permitted acquisitions since the date of the Credit Agreement, Euro 800,000,000.

Pledge means each of the pledges constituted under Clause 2.2.

Pledgee means each Original Pledgee and any Future Pledgee (together the Pledgees).

Priority Agreement means the priority agreement originally dated 29 March 2004, as amended and restated pursuant to a supplemental agreement dated 27 May 2004, as further amended and restated by a supplemental agreement dated 1 July 2004 and as further amended and restated by a supplemental agreement dated 9 May 2006 made between, amongst others, KDG, KDVS, the Facility Agent and the Lenders are parties in connection with the Credit Agreement.

Request means any request for the draw down of any credit facility under the Credit Agreement by any Obligor.

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of any of the Finance Parties against any of the Obligors under the Finance Documents, each as amended, restated, varied, supplemented, novated or extended from time to time, including, without limitation, any Joint and Several Creditor Claim, any increase of principal or interest, in each case together with all costs, charges and expenses incurred by the Finance Parties (or any of them) in connection with the protection, preservation or enforcement of their respective rights under the Finance Documents.

Security means any and all security granted to secure the Secured Claims.

Security Document means any document evidencing or creating security over any asset of any Obligor to secure any obligation of any Obligor to a Finance Party under any Finance Document referred to under (a) to (i) and (k) to (n) of the definition of “Finance Document”.

Security Trust Agreement means the agreement originally dated 12 May 2006, as amended and supplemented by a supplemental agreement in relation to certain German security documents dated on or about the date of this Agreement, between, amongst others, KDG and KDVS as security grantors, the Security Agent and the other Finance Parties pursuant to which, inter alia, the Security Agent has been appointed to act as trustee (Treuhänder) under German law in relation to any German law governed Security Document.

Shares means each of the Existing Shares and the Future Shares.

Subsidiary means any of:

(a)	an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership, and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise; or

(b)	an entity consolidated for the purpose of the financial statements of any person pursuant to the Accounting Principles.

Tele Columbus/ewt Add-On Facility Accession Agreement means the English law governed add-on facility accession agreement dated 24 October 2007 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which Facility C has been made available.

Tele Columbus/ewt SPA means the German law governed share purchase agreement dated 17/18 September 2007 (Roll of Notarial Deeds No. 1049/2007) of notary public Dr. Gerhard Limberger, having his offices in Frankfurt a.M., Germany), as amended by notarial deeds No. 1050/2007 and 1051/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M., as further amended by notarial deed no. 691/2007 of notary public Dr. Wolfgang Hauser, Frankfurt a.M., as further amended by notarial deed No. 1679/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M., as further amended by notarial deed No. 217/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M. and as amended by an amendment and substation agreement dated 18 April 2008 (A. Prot. 2008/55 of the notary public Ayesha Curmally, Basel, Switzerland) the Substitution Agreement) made between Kabel Deutschland Erste Beteiligungsgesellschaft mbH as original purchaser (now replaced by the terms of the Substitution Agreement by KDVS as new purchaser) and Tele Columbus GmbH and ewt Holding GmbH as sellers pursuant to which all shares in, inter alia, the Companies have been sold to Kabel Deutschland Erste Beteiligungsgesellschaft mbH as purchaser (now replaced by KDVS as purchaser pursuant to the terms of the Substitution Agreement).

TKS Telepost Kabel-Service Kaiserslautern Beteiligungs-GmbH means TKS Telepost Kabel-Service Kaiserslautern Beteiligungs-GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Kaiserslautern, Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Kaiserslautern under registration number HRB 2682.

Underwriter means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs Credit Partners L.P.; and

(d)	JPMorgan Chase Bank, N.A.

Unrestricted Subsidiary means any Subsidiary of KDVS or KDG (which is not an Obligor) nominated by KDVS to the Facility Agent at any time when no Event of Default is outstanding.

TARGET Day means a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System is open for the settlement of payments in Euro.

Transfer Certificate means any transfer certificate pursuant to which any rights under the Credit Agreement shall be transferred by novation or otherwise to any new lender.

1.2	Construction

(a)	In this Agreement, unless the contrary intention appears, a reference to:

(i)	the Security Agent means the Security Agent acting as agent for and on behalf of the Pledgees unless otherwise provided herein; and

(ii)	promptly means promptly (unverzüglich) as contemplated in § 121 (1) BGB.

(b)	Where the context so admits, the singular includes the plural and vice versa.

(c)	The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(d)	Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

(e)	References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

2.	PLEDGES

2.1	Pledged Shares

(a)	The Pledgor is the sole shareholder of Kabel Deutschland Vermögen Beteiligungs Verwaltungs GmbH.

(i)	The total registered share capital (Stammkapital) of Kabel Deutschland Vermögen Beteiligungs Verwaltungs GmbH amounts to Euro 25,000.— (in words: Euro Twentyfivethousand). The Pledgor holds all shares in Kabel Deutschland Vermögen Beteiligungs Verwaltungs GmbH in an aggregate amount of Euro 25,000.— (in words: Euro Twentyfivethousand) (the Existing Kabel Deutschland Vermögen Beteiligungs Verwaltungs GmbH Shares). There are no other shares in Kabel Deutschland Vermögen Beteiligungs Verwaltungs GmbH.

(ii)	The Existing Kabel Deutschland Vermögen Beteiligungs Verwaltungs GmbH Shares are fully paid up. There is no obligation for the Pledgor to make additional contributions.

(b)	The Pledgor is the sole shareholder of Kabel Deutschland Breitband Services GmbH.

(i)	The total registered share capital (Stammkapital) of Kabel Deutschland Breitband Services GmbH amounts to Euro 3,069,000.— (in words: Euro Three million and sixty nine thousand). The Pledgor holds all shares in Kabel Deutschland Breitband Services GmbH in an aggregate amount of Euro 3,069,000.— (in words: Euro Three million and sixty nine thousand) (the Existing Kabel Deutschland Breitband Services GmbH Shares). There are no other shares in Kabel Deutschland Breitband Services GmbH.

(ii)	The Existing Kabel Deutschland Breitband Services GmbH Shares are fully paid up. There is no obligation for the Pledgor to make additional contributions.

(c)	The Pledgor is the sole shareholder of TKS Telepost Kabel-Service Kaiserslautern Beteiligungs-GmbH.

(i)	The total registered share capital (Stammkapital) of TKS Telepost Kabel-Service Kaiserslautern Beteiligungs-GmbH amounts to DM 100,000.— (in words: Deutsche Mark One hundred thousand). The Pledgor holds all shares in TKS Telepost Kabel-Service Kaiserslautern Beteiligungs-GmbH in an aggregate amount of DM 100,000.— (in words: Deutsche Mark One hundred thousand) (the Existing TKS Telepost Kabel-Service Kaiserslautern Beteiligungs-GmbH Shares). There are no other shares in TKS Telepost Kabel-Service Kaiserslautern Beteiligungs-GmbH.

(ii)	The Existing TKS Telepost Kabel-Service Kaiserslautern Beteiligungs-GmbH Shares are fully paid up. There is no obligation for the Pledgor to make additional contributions.

(d)	The Pledgor and Braunschweiger Zeitungsverlag-Druckhaus Albert Limbach GmbH & Co. KG are the sole shareholders of Kabelcom Braunschweig mbH.

(i)	The total registered share capital (Stammkapital) of Kabelcom Braunschweig mbH amounts to DM 2,000,000.— (in words: Deutsche Mark Two Million). The Pledgor holds two shares in Kabelcom Braunschweig mbH in an amount of DM 1,511,600.— (in words: Deutsche Mark One million five hundredthousand and sixhundred) and in an amount of DM 480,000 (in words: Deusche Mark four hundred and eighty thousand) (collectively the Existing Kabelcom Braunschweig mbH Shares).

(ii)	Braunschweiger Zeitungsverlag-Druckhaus Albert Limbach GmbH & Co. KG holds one share in Kabelcom Braunschweig mbH in an amount of DM 8,400.— (in words: Deutsche Mark Eight thousand and four hundred) There are no other shares in Kabelcom Braunschweig mbH.

(iii)	The Existing Kabelcom Braunschweig mbH Shares are fully paid up. There is no obligation for the Pledgor to make additional contributions.

(e)	The Pledgor, Braunschweiger Zeitungsverlag-Druckhaus Albert Limbach GmbH & Co. KG and Ms. Sigrid Wisserodt are the sole shareholders of Kabelcom Wolfsburg mbH.

(i)

The total registered share capital (Stammkapital) of Kabelcom Wolfsburg mbH amounts to DM 1,000,000.— (in words: Deutsche Mark One Million). The Pledgor holds three shares in Kabelcom Wolfsburg mbH in an amount of Euro 370,690.— (in words: Euro Threehundredandseventythousand and sixhundredandninety), in an amount of Euro 122,729.— (in words: Euro Onehundredandtwentytwothousand and sevenhundred and twenty nine) and Euro 5,911.— (in words: Euro Fivethousand and ninehundredandeleven) (collectively the Existing Kabelcom Wolfsburg mbH Shares).

(ii)	Braunschweiger Zeitungsverlag-Druckhaus Albert Limbach GmbH & Co. KG holds one share in Kabelcom Wolfsburg mbH in an amount of Euro 5,983.— (in words: Euro Fivethousand and ninehundredandeightythree) and Ms. Sigrid Wisserodt holds two shares in Kabelcom Wolfsburg mbH in an amount of Euro 5,983.— (in words: Euro Fivethousand and ninehundredandeightythree) and in an amount of Euro 72.— (in words: Euro Seventytwo). There are no other shares in Kabelcom Wolfsburg mbH.

(iii)	The Existing Kabelcom Wolfsburg mbH Shares are fully paid up. There is no obligation for the Pledgor to make additional contributions.

(f)	The Existing Kabel Deutschland Vermögen Beteiligungs Verwaltungs GmbH Shares, the Existing Kabel Deutschland Breitband Services GmbH Shares, the Existing TKS Telepost Kabel-Service Kaiserslautern Beteiligungs-GmbH Shares, the Existing Kabelcom Braunschweig mbH Shares and the Existing Kabelcom Wolfsburg mbH Shares are individually referred to as an Existing Share and collectively referred to as the Existing Shares.

2.2	Constitution of Pledges

(a)	The Pledgor hereby pledges the Shares to each of the Original Pledgees and to each Future Pledgee for their rateable interest as security.

(b)	Each of the Original Pledgees hereby accepts the Pledge. In addition, the Security Agent accepts each of the Pledges for and on behalf of each Future Pledgee hereunder as proxy without power of attorney (Vertreter ohne Vertretungsmacht). Each Future Pledgee will ratify such acceptance for itself by executing an accession agreement to the Security Trust Agreement thereby becoming a Pledgee. All Parties hereto confirm that the validity of any of the Pledges constituted hereunder shall not be affected by the Security Agent acting as proxy without power of attorney for each Future Pledgee.

3.	INDEPENDENT PLEDGES

(a)	The validity and effect of each of the Pledges shall be independent from the validity and the effect of any of the other Pledges created hereunder and is in addition, and without any prejudice, to any other security which any and all of the Pledgees may now or hereafter hold in respect of the Secured Claims. Each of the Pledges to each of the Pledgees shall be separate and individual pledges. Each of the Pledges shall rank pari passu to each other Pledge created hereunder.

(b)

The Parties agree that the fact that the Shares have already been pledged pursuant to the Existing Senior Share Pledge Agreements and the Existing Second Ranking High Yield Share Pledge Agreements shall not in any way prejudice the creation of the Pledges under and pursuant to this Agreement, in respect of which the Parties confirm their common understanding that they rank behind (nachrangig) to any security interest constituted under the Existing Senior Share Pledge Agreements and the Existing Second Ranking High Yield Share Pledge Agreements, as long as any security interest constituted under the Existing Senior Share Pledge Agreements and/or the Existing Second Ranking High Yield Share Pledge Agreements are in full force and effect. The Parties confirm that it is understood between them that the enforceability of the Pledges, to the extent the Pledges relate to monetary receivables, is limited by operation of law as long as it is encumbered with any security interest constituted under the Existing Senior Share Pledge Agreements and/or the Existing Second Ranking High Yield Share Pledge Agreements.

(c)	The Parties further acknowledge that although the Pledges would rank behind any security interest under the Existing Second Ranking High Yield Share Pledge Agreements the priority to any realisation proceeds as agreed upon in the Priority Agreement shall remain unaffected.

(d)	Any security interest and pledge constituted under any of the Existing Senior Share Pledge Agreements and the Existing Second Ranking High Yield Share Pledge Agreements and any other term and agreement of any of the Existing Senior Share Pledge Agreements and the Existing Second Ranking High Yield Share Pledge Agreements shall remain unaffected by the terms of and any security interest constituted under this Agreement.

4.	SECURITY PURPOSE

The Pledges are constituted in order to secure the prompt and complete satisfaction of any and all Secured Claims.

5.	DIVIDENDS

5.1	Extent of the Pledge

The Pledge constituted by this Agreement includes the present and future rights to receive

(a)	dividends, if any, payable on the Shares;

(b)	liquidation proceeds, consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease, any compensation in case of termination (Kündigung) or withdrawal (Austritt) of a shareholder of the relevant Company, the surplus in case of surrender (Preisgabe) and all other pecuniary claims associated with the Shares; and

(c)	the right to subscribe for newly issued shares.

5.2	Entitlement to Receive Dividend Payments

Notwithstanding that the dividends are pledged hereunder, the Pledgor shall be entitled to receive and retain all dividend payments in respect of the Shares until the requirements for enforcement referred to under Clause 7 below are met and unless the Facility Agent has notified the Pledgor that any dividend payments in respect of the Shares are no longer permitted to be made to the Pledgor, in which case the payments are to be made to the Security Agent.

5.3	Pledgees’ Rights

Notwithstanding Clause 5.2 above:

(a)	dividends paid or payable to the Pledgor other than in cash and other property received (Sachdividenden), receivable or otherwise distributed in respect of or in exchange for the Shares;

(b)	dividends or other distributions paid or payable to the Pledgor in cash in respect of the Shares in connection with the partial or total liquidation or dissolution or in connection with the reduction of capital, capital surplus or paid-in surplus; and

(c)	cash paid, payable or otherwise distributed to the Pledgor in respect of principal of, or in redemption of, or in exchange for the Shares;

(d)	dividends paid to the Security Agent in accordance with Clause 5.2 above,

shall be and shall forthwith be delivered to the Security Agent for itself and for the other Pledgees to be held as security and shall, if received by the Pledgor, be received as holder for the Pledgees and segregated from the other property or funds of the Pledgor and be forthwith delivered to the Security Agent for itself and for the Pledgees as security in the same form as so received (with any necessary endorsement). Any further reaching obligations of the relevant Company and/or the Pledgor in respect of the use of profits and/or dividends shall not be affected by this Clause 5.3.

6.	EXERCISE OF VOTING RIGHTS

6.1	Voting Rights

The voting rights resulting from the Shares remain with the Pledgor. This shall, however, not affect the obligations of the Pledgor under Clause 7.1 below. The Pledgor, however, shall at all times until the full and complete satisfaction of all Secured Claims or the release of the Pledges be required, in exercising its voting rights, to act in good faith to ensure that the Pledges are not in any way adversely affected.

6.2	Impairment

The Pledgor shall not take, or participate in, any action which impairs, or which would for any other reason be inconsistent with, the security interest of the Pledgees or the security purpose as described in Clause 4 hereof or which would defeat, impair or circumvent the rights of the Pledgees hereunder in each case in any respect.

6.3	Information by the Pledgor

The Pledgor shall inform the Security Agent promptly of all other actions concerning the relevant Company which might adversely affect the security interest of the Pledgees. In particular, the Pledgor shall notify the Security Agent forthwith of any shareholders’ meeting at which a resolution is intended to be adopted which could be expected to have an adverse effect upon the Pledges. In any event the Security Agent shall promptly receive, as soon as they are available, a copy of the convocation notice for such ordinary or extraordinary shareholders’ meeting setting forth the agenda (to the extent it relates to such resolution) and all applications and decisions to be taken and the minutes of any such shareholders’ meeting (in each case to the extent they relate to such resolution).

7.	ENFORCEMENT OF PLEDGES

7.1	Pledgees’ Rights

(a)	If (i) an Event of Default has occurred, (ii) the requirements set forth in §§ 1204 et seq. of the German Civil Code (Bürgerliches Gesetzbuch) with regard to the enforcement of pledges are met (Pfandreife), and (iii) the Event of Default has not been remedied within 5 (five) Business Days following the receipt of a notification in accordance with Clause 7.1(b), the Pledgees may enforce any of the Pledges (or any part thereof) through the Security Agent by way of public auction (öffentliche Versteigerung) or in any other way permitted under German law, in all cases notwithstanding § 1277 of the German Civil Code without any enforceable judgement or other instrument (vollstreckbarer Titel).

(b)	The Security Agent shall notify the Pledgor of the intention to realise any of the Pledges over the Shares not less than 5 (five) Business Days before the date on which the respective Pledge is intended to be realised. The Pledgor expressly agrees that in the event of a realisation by way of public auction 5 (five) Business Days prior written notice of the place and time of any such public auction shall be sufficient. The public auction may be held at any place in Germany which will be determined by the Security Agent.

(c)	If the Security Agent should seek to enforce any of the Pledges pursuant to, and in accordance with Clause 7.1(a) above, the Pledgor shall, at his own expense, render forthwith all assistance necessary in order to facilitate the prompt sale of the Shares or any part thereof and/or the exercise by the Security Agent of any other right the Pledgees may have under German law.

(d)	The Pledges will be realised to the extent necessary to discharge in full the Secured Claims. The Pledgees shall at all times until the full and complete satisfaction of all the Secured Claims in exercising their rights under this Agreement take into consideration the legitimate interests of the Pledgor.

(e)	In derogation of § 1225 of the German Civil Code, in the event of enforcement of any of Pledges, no rights of the Pledgees shall pass to the Pledgor by subrogation or otherwise unless and until all of the Secured Claims have been satisfied and discharged in full. Until then, the Security Agent shall be entitled to treat all enforcement proceeds as additional collateral for the Secured Claims, notwithstanding its right to seek satisfaction from such proceeds at any time.

(f)	After the complete unconditional, irrevocable and full payment and discharge of all Secured Claims any remaining proceeds resulting from the enforcement of any of the Pledges (or part thereof) shall be transferred to the Pledgor at the cost and expense of the Pledgor.

7.2	Ancillary Rights

Provided that the requirements for enforcement referred to under Clause 7.1(a) above are met, all payments based on ancillary rights attributed to the Shares may be applied by the Security Agent in satisfaction in whole or in part of the Secured Claims notwithstanding the Pledgees’ right to treat such payments as additional collateral.

7.3	Application of Proceeds

(a)	The proceeds resulting from the enforcement of the Pledge must be applied by the Security Agent in the following order of priority:

(i)	first, in or towards payment of, or provision for, all costs and expenses incurred by the Security Agent in connection with the enforcement of the Pledge; and

(ii)	second, in or towards payment of the Secured Claims by transferring the proceeds to the Facility Agent for distribution.

(b)	The Security Agent may determine which part of the Security, if applicable, shall be used to satisfy the Secured Claims.

7.4	Release of Pledged Rights

Upon the full and complete satisfaction of all Secured Claims the Security Agent shall confirm to the Pledgor upon its request that the Shares are released from the Pledges and retransfer to the Pledgor any documents received by the Security Agent or any designee pursuant to Clause 7.1(f) hereof.

8.	UNDERTAKINGS OF THE PLEDGOR

8.1	Undertakings

The Pledgor undertakes:

(a)	to notify the Security Agent promptly of any change in the shareholding in, or the capital contributions to, each of the Companies or of any change in the articles of association (Satzung) or the registration of each of the Companies in the commercial register other than with respect to holders of a statutory power of attorney (Prokura);

(b)	to notify the Security Agent promptly of any event or circumstance other than interpretation of laws which affects or is reasonably likely to affect the validity or enforceability of the security interest granted hereunder;

(c)	to effect promptly any payments to be made to each of the Companies in respect of the Shares;

(d)	at its own expense, to execute and do all such assurances, acts and things as the Security Agent may reasonably require:

(i)	for perfecting or protecting the security intended to be afforded by this Agreement; and

(ii)	if the Pledges have become enforceable pursuant to Clause 7.1, for facilitating the realisation of all or any part of the Shares which are subject to this Agreement and the exercise of all powers, authorities and discretions vested in the Security Agent, and in particular to execute all transfers, conveyances, assignments and releases of that property whether to the Security Agent or to its nominees and give all notices, orders and directions which the Security Agent may reasonably think expedient;

(e)	at the Security Agent’s reasonable request, to furnish to the Security Agent such information concerning the Shares as is available to the Pledgor, to permit the Security Agent and its designees to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgor which pertain to the Shares on reasonable notice and during normal business hours, and, upon the reasonable request of the Security Agent, to deliver to the Security Agent copies of all such records and papers;

(f)	to refrain from any acts or omissions which might have an adverse effect on the validity or enforceability of the Pledges or the effect of which results in the Shares ceasing to exist; and

(g)	to procure that all Future Shares will be fully paid and that there will be no obligation for any shareholder in each of the Companies to make additional contributions.

8.2	Pledges over all Shares

The Security Agent may at all times for itself and for the Pledgees request to hold a pledge over all Shares held by the Pledgor (and in the case of a merger an equivalent security interest over the shares in the surviving or, as the case may be, the new company) in accordance with all terms of this Agreement.

9.	REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Pledgees that:

(a)	the Existing Shares pledged hereunder are the only shares in the Companies in existence at the date hereof;

(b)	except for any restrictions under the Existing Senior Share Pledge Agreements and/or the Existing Second Ranking High Yield Share Pledge Agreement, the Pledgor is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, the Existing Shares;

(c)	all necessary corporate action has been taken to authorise the entry into and delivery of this Agreement;

(d)	the Existing Shares are fully paid and there is no obligation for a shareholder to make additional contributions; and

(e)	except for any rights under the Existing Senior Share Pledge Agreements and/or the Second Ranking Existing High Yield Share Pledge Agreement, the Existing Shares are free from any rights of third parties;

(f)	no third party has any pre-emption rights for shares in any of the Companies; and

(g)	there is no party (other than the Pledgor) which is entitled to participate in the profits or revenues of each of the Companies, except for Braunschweiger Zeitungsverlag GmbH & Co. KG and Ms. Sigrid Wisserodt in respect of their shares in the relevant Company existing at the date hereof.

10.	RELEASE OF SECURITY

Even prior to the full and complete satisfaction of all Secured Claims, the Security Agent is obliged to release upon the Pledgor’s request all or part of the Security insofar as the realisable value of the Security and any other security given to the Security Agent or the other Finance Parties with respect to the Secured Claims exceeds, not only temporarily, the Secured Claims by more than 10%. The Security Agent may, at its discretion, determine which part of the Security shall be released.

11.	INDEMNITY

11.1	Liability for Damages

Neither the Security Agent nor the Pledgees shall be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Agent.

11.2	Indemnification

The Pledgor will indemnify the Security Agent and each of the Pledgees and keep the Security Agent and each of the Pledgees indemnified against any losses, actions, claims, expenses, demands and liabilities which may be incurred by or made against the Security Agent and/or each of the Pledgees as a result of any breach of the Pledgor of any of its obligations or undertakings contained herein except to the extent that such losses, actions, claims, expenses, demands or liabilities have resulted from the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Pledgees or the Security Agent.

11.3	This Clause 11 shall survive the termination of this Agreement under Clause 12 or otherwise.

12.	DURATION AND INDEPENDANCE

12.1	Duration

This Agreement shall remain in full force and effect until the full and complete satisfaction of the Secured Claims. None of the Pledges shall cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

12.2	Continuing Security

This Agreement shall create a continuing security which means that no change or amendment whatsoever in any Finance Document or in any document or agreement related to it shall affect the validity of this Agreement.

12.3	Independence

This Agreement is independent from any other security or guarantee which may have been or will be given to the Security Agent and/or any of the other Pledgees with respect to any obligation of any of the Obligors under the Finance Documents. None of such other securities or guarantees shall prejudice, or shall be prejudiced by, or shall be merged in any way with, this Agreement.

13.	COSTS AND EXPENSES

Any notarial fees and expenses incurred in connection with the execution of this Agreement shall be borne by the Pledgor. The Pledgor must pay to each Finance Party the amount of all costs and expenses (including the costs and expenses of legal advisers) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

14.	PARTIAL INVALIDITY; WAIVER

14.1	Invalidity

If any provision of this Agreement or any part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof. The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision.

In particular the Pledges shall not be affected and shall in any event extend to any and all Shares in the Companies even if the number or nominal value of the relevant Existing Shares or the aggregate liable capital of the relevant Company as stated in Clause 2.1(a) to (g) (each inclusive) are inaccurate and deviate from the actual facts.

14.2	Waiver

(a)	The Pledgor hereby waives its rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to §§ 1211 and 770(1) and (2) of the German Civil Code. No failure to exercise, nor any delay in exercising, on the part of the Security Agent or the Pledgees (or any of them), any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

(b)	The Pledgor hereby irrevocably waives any rights which may pass to the Pledgor by subrogation or otherwise, including but not limited to, any recourse claim against any Obligor (Verzicht auf Rückgriffsansprüche) which it may obtain (i) in the event that the Pledgor repays any debt of any other Obligor under any of the Finance Documents, or (ii) in the event of enforcement of any of the Pledges created hereunder.

15.	AMENDMENTS

Changes and amendments of this Agreement including this Clause 15 shall be made in writing.

16.	NOTICES AND THEIR LANGUAGE

16.1	Notices

Any notice or other communication under or in connection with this Agreement to the Pledgor or the Security Agent and/or the Pledgees shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, set forth in Schedule 1 hereto or such other address or facsimile number as is notified by that party for this purpose to the Security Agent from time to time.

16.2	Language

Unless otherwise agreed from time to time, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

17.	APPLICABLE LAW; JURISDICTION

17.1	Governing Law

This Agreement (including any non-contractual obligations arising out of or in connection with this Agreement)shall be governed by and construed in accordance with the laws of Germany.

17.2	Jurisdiction

The place of jurisdiction (including any non-contractual obligations arising out of or in connection with this Agreement)for all Parties shall be Frankfurt am Main, Germany. The Security Agent and/or any of the other Finance Parties, however, shall also be entitled to take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor or any of its assets.

18.	NOTIFICATION

The Pledgor and the Pledgees hereby instruct and authorise the undersigned notary public to notify each of the Companies of the Pledges by means of forwarding a certified copy of this Agreement to each of the Companies by registered mail (return receipt requested).

APPENDIX C. 3

SUPPLEMENTAL INTEREST PLEDGE AGREEMENT

RELATING TO THE INTERESTS IN

KABEL DEUTSCHLAND VERTRIEB UND SERVICE BETEILIGUNGS GMBH & CO. KG

4 FEBRUARY 2010

between

KABEL DEUTSCHLAND GMBH

as Pledgor

and

THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT

as Security Agent

and

THE OTHER FINANCE PARTIES

Allen & Overy LLP

THIS SUPPLEMENTAL INTEREST PLEDGE AGREEMENT (the Agreement) is made on 4 February 2010

BETWEEN

(1)	KABEL DEUTSCHLAND GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRB 145837,

(the Pledgor)

on one side; and

(2)	THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstraße 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147,

(the Security Agent); and

(3)	the other FINANCE PARTIES (as defined in Clause 1.1 below),

on the other side.

The Security Agent and each Original Finance Party (as defined below) are hereinafter referred to individually as an Original Pledgee and together as the Original Pledgees.

The Pledgor and the Pledgees (as defined below) are hereinafter collectively referred to as the Parties.

WHEREAS:

(A)	The Lenders (as defined below) have consented to an amendment to the Credit Agreement (as defined below) contemplated by an amendment letter entered into on 1 February 2010 (the Credit Agreement Amendment Letter) between, amongst others, Kabel Deutschland GmbH and The Royal Bank of Scotland plc as facility agent pursuant to which the Credit Agreement (as defined below) has been amended and supplemented.

(B)	The Security Agent is the joint and several creditor (together with, inter alia, any and all of the Finance Parties (as defined below) of each and every payment obligation of any Obligor (as defined below) towards each and any of, inter alia, the Finance Parties (as defined below) under the Finance Documents (as defined below) and accordingly the Security Agent will have its own independent right to demand performance by the relevant Obligor (as defined below) of those obligations when due (the Joint and Several Creditor Claim).

(C)	It is a condition to the Lenders consenting to the terms of, inter alia, the Credit Agreement Amendment Letter that the Pledgor enters into this Agreement.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Agreement:

Accounting Principles means accounting principles, policies, standards, bases and practices which, as at the date of the Credit Agreement, are in accordance with the German generally accepted accounting principles (Grundsätze ordnungsgemäßer Buchführung und Bilanzierung).

Acquisition means

(a)	any one or more acquisition by KDVS of assets comprising cable television networks and/or subscribers and/or related assets (and/or shares or equity interests in persons owning such assets (directly or indirectly)) from members of the Orion Group or from persons in which members of the Orion Group have a significant equity interest; and

(b)	any acquisition under the Tele Columbus/ewt SPA.

Additional Borrower means a member of the Group which becomes a borrower under the Credit Agreement after the date of this Agreement.

Additional Facility means an Add-On Facility or an External Facility.

Add-On Facility Accession Agreement means

(a)	the Tele Columbus/ewt Add-On Facility Accession Agreement;

(b)	any Add-on Facility Accession Agreement – Facility A1;

(c)	any Add-on Facility Accession Agreement – Facility C1; and

(d)	any other accession deed pursuant to which any person or entity accedes to the Credit Agreement as provider of an Add-On Facility.

Add-On Facility Accession Agreement – Facility A1 means each English law governed add-on facility accession agreement each dated 3 February 2010 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which the Facility A1 shall be made available.

Add-On Facility Accession Agreement – Facility C1 means each English law governed add-on facility accession agreement each dated 3 February 2010 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which Facility C1 shall be made available.

Add-On Facility means

(a)	the Facility A1;

(b)	the Facility C;

(c)	the Facility C1;

(d)	any loan facility which refinances any and all outstandings under the Facility B of the Credit Agreement; and

(e)	any other additional loan facility provided under the Credit Agreement which has Eligible Terms.

Add-On Facility Lender means:

(a)	an Original Add-On Facility Lender; or

(b)	any person or entity which has become a lender under an Add-On Facility.

Administrative Party means a Mandated Lead Arranger, the Facility Agent or the Security Agent.

Ancillary Facility means any facility or financial accommodation (including any overdraft, foreign exchange, guarantee, bonding, documentary or standby letter of credit, credit card or automated payments facility) established by a Lender in place of all or parts of its respective facility commitment.

Ancillary Facility Document means any document evidencing any Ancillary Facility.

Ancillary Lender means any lender providing for an Ancillary Facility.

Ancillary Outstandings means, at any time and with respect to any Ancillary Facility of any Ancillary Lender, the aggregate of all of the following amounts (as calculated by that Ancillary Lender) outstanding at that time under that Ancillary Facility:

(a)	all amounts of principal then outstanding under any overdraft, cheque drawing or other account facilities determined on a gross basis unless such facilities are made available on the basis of netting arrangements satisfactory to the Ancillary Lender in which case, such outstanding principal amounts shall be determined on the net debt basis used by that Ancillary Lender;

(b)	the maximum potential liability (excluding amounts stated to be in respect of interest and fees) under all guarantees, bonds and letters of credit then outstanding under that Ancillary Facility; and

(c)	in respect of any other facility or financial accommodation, such other amount (excluding interest and similar charges) as fairly represents the aggregate exposure of that Ancillary Lender under that facility or accommodation, as reasonably determined by that Ancillary Lender from time to time in accordance with its usual banking practice for facilities or accommodation of the relevant type.

BGB means the German Civil Code (Bürgerliches Gesetzbuch).

Borrower means KDVS or an Additional Borrower.

Business Day means a day (other than a Saturday or a Sunday) on which banks are open for general business in London and Frankfurt am Main and which is also a TARGET Day.

Company means Kabel Deutschland Vertrieb und Service Beteiligungs GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 84369.

Commitment Letter means the commitment letter dated on or about the date of the Credit Agreement between the Mandated Lead Arrangers, the Original Lenders, KDG and KDVS.

Compliance Certificate means any compliance certificate issued or to be issued by any Obligor in connection with the Credit Agreement setting out the compliance with certain financial ratios and/or covenants.

Core Business means:

(a)	the provision of cable related services in Germany over the cable network of the Group and services ancillary thereto (for the avoidance of doubt including analogue television, digital television, telephony and internet access);

(b)	any other business carried on by the Group as at the date of the Credit Agreement; and

(c)	the provision of administrative and information technology services incidental to the businesses identified in paragraphs (a) and (b) above.

Credit Agreement means the senior credit agreement dated 13 March 2006, as amended and restated by an amendment letter dated 19 July 2007 and as further amended and supplemented by the Credit Agreement Amendment Letter, between, amongst others, the Mandated Lead Arrangers, the Facility Agent, the Security Agent, KDVS, KDG and the Original Lenders providing for EUR 1,475,000,000 senior credit facilities and up to EUR 2,275,000,000 Add-On Facilities.

Eligible Terms means, in respect of any Additional Facility:

(a)	the final maturity date of that Additional Facility must be a date not earlier than falling at least six months after 31 March 2014 (except that the Facility A1 and Facility C1 and any revolving facility provided under and/or in connection with the Credit Agreement may have a maturity date of 31 March 2014);

(b)	there must be no amortisation required in respect of that Additional Facility;

(c)	subject to paragraph (d) below, that Additional Facility must be a term facility (which, in the case of an External Facility, may include notes, bonds or any other term credit arrangement which is not capable, by its terms, of being repaid or prepaid and redrawn before the date falling at least six months after 31 March 2012 (it being acknowledged that such arrangement may have customary change of control, voluntary prepayment, asset sale and similar prepayment provisions)); and

(d)	the purpose must be to fund a Permitted Acquisition or to refinance all or part of any facility (including without limitation the Facility B) or to replace any commitment under the Credit Agreement, and for the avoidance of any doubt, an Additional Facility which refinances the Facility B or replaces a commitment in relation to the Facility B may be a revolving facility;

(e)	(in the case of an Additional Facility the purpose of which is to fund a Permitted Acquisition) the principal amount of that Additional Facility (together with the principal amount of all other Additional Facilities) may not exceed the maximum amount which, if fully utilised on the date of completion of the relevant Permitted Acquisition, would not result in any breach of certain financial covenant ratios;

(f)

the liabilities of the obligors thereunder are to be treated and rank as a senior debt under the Priority Agreement and to have the benefit of all relevant Security Documents (whether through execution of new documents or amendment to existing documents) or (in each case)

to have such lower ranking as is agreed by all the lenders of that Additional Facility. For these purposes relevant Security Documents means Security Documents comprising the same assets and shares comprised in Security Documents executed prior to the establishment of that Additional Facility, it being acknowledged that prior-ranking Security Documents will remain in place (with the proceeds of enforcement of all Security Documents subject to the sharing provisions of the Priority Agreement).

Escaline means Escaline S.à r.l., a limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its business address at: 46A, Avenue John F. Kennedy, Luxembourg and being registered with the Luxembourg trade register under registration number B 111 789.

Euro, euro, EUR or € means the single European currency introduced 1 January 1999.

Existing Interest(s) shall have the meaning ascribed to that term in Clause 2.1 below.

Existing Senior Interest Pledge Agreement means the relevant interest pledge agreement between, amongst others, the Pledgor and the Security Agent and others as pledgees under the notarial deed (roll of deeds No. G 241/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006.

Existing Second Ranking High Yield Interest Pledge Agreement means the interest pledge agreement between, amongst others, the Pledgor and the Security Agent and others as pledgees under the notarial deed (roll of deeds No. G 244/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006.

External Facility means any credit agreement which has Eligible Terms.

Event of Default means an event of default under any of the Finance Documents, which entitles the Facility Agent to declare that all or part of any amounts outstanding under the Finance Documents or any of them are immediately due and payable, or payable on demand.

Facility Agent means The Royal Bank of Scotland plc, Niederlassung Frankfurt, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstraße 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147.

Facility A is a term loan facility made available under the terms of the Credit Agreement.

Facility A1 means the English law governed up to EUR 1,150,000,000 term loan facility made or to be made available to KDVS and/or KDG as an add-on facility under the Credit Agreement for the purposes of, inter alia, repaying any and all outstandings under the Facility A.

Facility B is a revolving credit facility made available under the terms of the Credit Agreement.

Facility C means the English law governed EUR 650,000,000 term loan facility made or to be made available to KDVS for the purposes of paying any of its payment obligations in connection with the Acquisition.

Facility C1 means the English law governed up to EUR 650,000,000 term loan facility made or to be made available to KDVS and/or KDG as an add-on facility under the Credit Agreement for the purposes of, inter alia, repaying any and all outstandings under Facility C.

Fee Letter means any letter entered into by reference to the Credit Agreement between one or more Administrative Parties and an Obligor setting out the amount of certain fees which are payable, inter alia, in relation to the Credit Agreement.

Finance Document means:

(a)	the Credit Agreement;

(b)	the Commitment Letter;

(c)	a Fee Letter;

(d)	an Obligor Accession Deed;

(e)	a Transfer Certificate;

(f)	an Ancillary Facility Document;

(g)	the Hedging Letter;

(h)	an Add-On Facility Accession Agreement;

(i)	a Hedging Document;

(j)	a Security Document;

(k)	the Priority Agreement;

(l)	a Compliance Certificate;

(m)	a Request; and

(n)	any other document designated as such by the Facility Agent and KDG.

Finance Party means an Administrative Party, an Underwriter, a Lender or a Hedging Bank.

Future Pledgee means any person that becomes a party to any Finance Document as a Finance Party after the date of this Agreement.

Future Interests means any and all interests in the Company, other than the Existing Interests, which the Pledgor may acquire and/or receive otherwise by any cause at law in future.

Germany means the Federal Republic of Germany.

Group means KDG and its Subsidiaries (but excluding any Unrestricted Subsidiary).

Hedging Letter means a letter dated on or about the original date of the Credit Agreement between KDG, the Mandated Lead Arrangers and the Facility Agent relating to the interest and currency hedging to be effected by the Group and any other letter designated as such by KDG and the Facility Agent which amends or supplements the terms of that letter.

Hedging means any interest rate or currency swap, derivative transaction or hedging facility.

Hedging Bank means:

(a)	each Original Hedging Bank; or

(b)	each party (other than an Obligor) which shall at any relevant time be or become a party to any Hedging Document.

Hedging Document means

(a)	each master agreement, confirmation or other document evidencing any Hedging provided by a Hedging Bank to an Obligor; or

(b)	otherwise entered into on the basis that under the terms of the Finance Documents any party to such document (other than an Obligor) in such regard becomes entitled to the benefit of, among other things, any security interest created under this Agreement.

Interests means the Existing Interests and the Future Interests.

KDG means Kabel Deutschland GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRB 145837.

KDG Merger means a merger (whether by way of statutory merger, collapse merger or by any other cause at law) between KDVS and KDG.

KDVS means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Lender means:

(a)	any Original Lender;

(b)	any Original Add-On Facility Lender; or

(c)	any person which becomes a lender after the date of this Agreement,

but only for so long as it has any outstanding commitment or participation in any loan provided under the Credit Agreement or Ancillary Outstanding or any amount is owed to it (whether actually or contingently) in its capacity as lender.

Mandated Lead Arranger means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs International; and

(d)	J.P. Morgan plc.

Obligor means KDG or a Borrower.

Obligor Accession Deed means a deed of accession pursuant to which any person or entity accedes, inter alia, to the Credit Agreement as Additional Borrower.

Original Add-On Facility Lender means each of the entities listed in Schedule 2 Part 2 of this Agreement.

Original Directly Secured Lender means each of the entities listed in Schedule 3 of this Agreement.

Original Finance Party means

(a)	each Administrative Party,

(b)	each Underwriter,

(c)	each Original Directly Secured Lender, and

(d)	each Original Hedging Bank.

Original Hedging Bank means each of:

(a)	Goldman Sachs International;

(b)	Morgan Stanley Capital Services Inc.;

(c)	Société Générale;

(d)	Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A.;

(e)	The Royal Bank of Scotland plc;

(f)	BNP Paribas S.A.;

(g)	Deutsche Bank AG, London;

(h)	HSBC Bank plc;

(i)	Calyon S.A.; and

(j)	Bank of Scotland plc.

Original Lender means each of the entities listed in Schedule 2 Part 1 of this Agreement.

Orion Group means, at any time, companies or other persons directly or indirectly controlled by Escaline or any of its subsidiaries at that time.

Permitted Acquisition means any one or more acquisitions by KDVS, and following the effectiveness of the KDG Merger, the surviving entity of such KDG Merger, or any of its wholly-owned Subsidiaries (except for any Unrestricted Subsidiary) of any issued voting share capital or other ownership interests in a limited liability company or limited liability partnership or of any existing business carried on as a going concern where the acquired company or partnership and each of its material Subsidiaries carries on its business, or the acquired business is carried on, principally in the Core Business in Germany provided that, inter alia, the consideration for such acquisition does not exceed, when aggregated with the considerations for each other such permitted acquisitions since the date of the Credit Agreement, Euro 800,000,000.

Pledge means each of the pledges constituted under Clause 2.2.

Pledgee means each Original Pledgee and any Future Pledgee (together the Pledgees).

Priority Agreement means the priority agreement originally dated 29 March 2004, as amended and restated pursuant to a supplemental agreement dated 27 May 2004, as further amended and restated by a supplemental agreement dated 1 July 2004 and as further amended and restated by a supplemental agreement dated 9 May 2006 made between, amongst others, KDG, KDVS, the Facility Agent and the Lenders are parties in connection with the Credit Agreement.

Request means any request for the draw down of any credit facility under the Credit Agreement by any Obligor.

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of any of the Finance Parties against any of the Obligors under the Finance Documents, each as amended, restated, varied, supplemented, novated or extended from time to time, including, without limitation, any Joint and Several Creditor Claim, any increase of principal or interest, in each case together with all costs, charges and expenses incurred by the Finance Parties (or any of them) in connection with the protection, preservation or enforcement of their respective rights under the Finance Documents.

Security means any and all security granted to secure the Secured Claims.

Security Document means any document evidencing or creating security over any asset of any Obligor to secure any obligation of any Obligor to a Finance Party under any Finance Document referred to under (a) to (i) and (k) to (n) of the definition of “Finance Document”.

Security Trust Agreement means the agreement originally dated 12 May 2006, as amended and supplemented by a supplemental agreement in relation to certain German security documents dated on or about the date of this Agreement, between, amongst others, KDG and KDVS as security grantors, the Security Agent and the other Finance Parties pursuant to which, inter alia, the Security Agent has been appointed to act as trustee (Treuhänder) under German law in relation to any German law governed Security Document.

Subsidiary means any of:

(a)	an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership, and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise; or

(b)	an entity consolidated for the purpose of the financial statements of any person pursuant to the Accounting Principles.

Tele Columbus/ewt Add-On Facility Accession Agreement means the English law governed add-on facility accession agreement dated 24 October 2007 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which Facility C has been made available.

Tele Columbus/ewt SPA means the German law governed share purchase agreement dated 17/18 September 2007 (Roll of Notarial Deeds No. 1049/2007) of notary public Dr. Gerhard Limberger, having his offices in Frankfurt a.M., Germany), as amended by notarial deeds No. 1050/2007 and 1051/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M., as further amended by notarial deed no. 691/2007 of notary public Dr. Wolfgang Hauser, Frankfurt a.M., as further amended by notarial deed No. 1679/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M., as further amended by notarial deed No. 217/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M. and as amended by an amendment and substitution agreement dated 18 April 2008 (A. Prot. 2008/55 of the notary public Ayesha Curmally, Basel, Switzerland) the Substitution Agreement) made between Kabel Deutschland Erste Beteiligungsgesellschaft mbH as original purchaser (now replaced by the terms of the Substitution Agreement by KDVS as new purchaser) and Tele Columbus GmbH and ewt Holding GmbH as sellers pursuant to which all shares in, inter alia, the Companies have been sold to Kabel Deutschland Erste Beteiligungsgesellschaft mbH as purchaser (now replaced by KDVS as purchaser pursuant to the terms of the Substitution Agreement).

Underwriter means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs Credit Partners L.P.; and

(d)	JPMorgan Chase Bank, N.A.

Unrestricted Subsidiary means any Subsidiary of KDVS or KDG (which is not an Obligor) nominated by KDVS to the Facility Agent at any time when no Event of Default is outstanding.

TARGET Day means a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System is open for the settlement of payments in Euro.

Transfer Certificate means any transfer certificate pursuant to which any rights under the Credit Agreement shall be transferred by novation or otherwise to any new lender.

1.2	Construction

(a)	In this Agreement, unless the contrary intention appears, a reference to:

(i)	the Security Agent means the Security Agent acting as agent for and on behalf of the Pledgees unless otherwise provided herein; and

(ii)	promptly means promptly (unverzüglich) as contemplated in § 121 (1) BGB.

(b)	Where the context so admits, the singular includes the plural and vice versa.

(c)	The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(d)	Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

(e)	References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

2.	PLEDGES

2.1	Pledged Limited Partner’s Interest

(a)	The Pledgor is the only limited partner (Kommanditist) of the Company as of the date of this Agreement.

(b)	The Company’s sole general partner (Komplementär) is Kabel Deutschland Vertrieb und Service Beteiligungs Verwaltungs GmbH which does not hold any interest (Kapitalanteil) in the Company.

(c)	The Pledgor holds all limited partners’ interests (Kommanditanteil/Mitgliedschaft) representing 100% of the capital interests in the Company (the Existing Interests). Its capital interest (Kapitalanteil) currently amounts to EUR 1,000 (in words: Euro one thousand) and its liable capital (Haftsumme) amounts to EUR 1,000 (in words: Euro one thousand).

(d)	The Existing Interests are fully paid up. There is no obligation for the Pledgor to make any additional contributions.

2.2	Constitution of Pledges

(a)	The Pledgor hereby pledges the Interests to each of the Original Pledgees and to each Future Pledgee for their rateable interest as security.

(b)	Each of the Original Pledgees hereby accepts the Pledge. In addition, the Security Agent accepts each of the Pledges for and on behalf of each Future Pledgee hereunder as proxy without power of attorney (Vertreter ohne Vertretungsmacht). Each Future Pledgee will ratify such acceptance for itself by executing an accession agreement to the Security Trust Agreement thereby becoming a Pledgee. All Parties hereto confirm that the validity of any of the Pledges constituted hereunder shall not be affected by the Security Agent acting as proxy without power of attorney for each Future Pledgee.

3.	INDEPENDENT PLEDGES

(a)	The validity and effect of each of the Pledges shall be independent from the validity and the effect of any of the other Pledges created hereunder and is in addition, and without any prejudice, to any other security which any and all of the Pledgees may now or hereafter hold in respect of the Secured Claims. Each of the Pledges to each of the Pledgees shall be separate and individual pledges. Each of the Pledges shall rank pari passu to each other Pledge created hereunder.

(b)	The Parties agree that the fact that the Interests have already been pledged pursuant to the Existing Senior Interest Pledge Agreement and the Existing Second Ranking High Yield Interest Pledge Agreement shall not in any way prejudice the creation of the Pledges under and pursuant to this Agreement, in respect of which the Parties confirm their common understanding that they rank behind (nachrangig) to any security interest constituted under the Existing Senior Interest Pledge Agreement and the Existing Second Ranking High Yield Interest Pledge Agreement, as long as any security interest constituted under the Existing Interest Share Pledge Agreement and/or the Existing Second Ranking High Yield Interest Pledge Agreement are in full force and effect. The Parties confirm that it is understood between them that the enforceability of the Pledges, to the extent the Pledges relate to monetary receivables, is limited by operation of law as long as it is encumbered with any security interest constituted under the Existing Senior Interest Pledge Agreement and the Existing Second Ranking High Yield Interest Pledge Agreement.

(c)	The Parties further acknowledge that although the Pledges would rank behind any security interest under the Existing Second Ranking High Yield Interest Pledge Agreement the priority to any realisation proceeds as agreed upon in the Priority Agreement shall remain unaffected.

(d)	Any security interest constituted under the Existing Senior Interest Pledge Agreement and the Existing Second Ranking High Yield Interest Pledge Agreement and any other term and agreement of any of Existing Senior Interest Pledge Agreement and the Existing Second Ranking High Yield Interest Pledge Agreement shall remain unaffected by the terms of and any security interest constituted under this Agreement.

4.	SECURITY PURPOSE

The Pledges are constituted in order to secure the prompt and complete satisfaction of any and all Secured Claims.

5.	DISTRIBUTIONS

5.1	Extent of the Pledge

The Pledge constituted by this Agreement includes the present and future rights of the Pledgor to receive

(a)	distributions (Entnahmen), if any, payable on any of the Interests; and

(b)	liquidation proceeds, consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease, any compensation in case of termination (Kündigung) or withdrawal (Austritt) of the Pledgor of the Company (Abfindungsanspruch bei Ausscheiden), the surplus in case of surrender (Preisgabe) and all other pecuniary claims associated with any of the Interests.

5.2	Entitlement to Distributions

Notwithstanding that the right to receive and make distributions (Entnahmen) are pledged hereunder, the Pledgor shall be entitled to make, receive and retain all such distributions until the requirements for enforcement referred to under Clause 7 below are met and unless the Facility Agent has notified the Pledgor that any distributions in respect of the Interests are no longer permitted to be made by the Pledgor, in which case such distributions are to be made to the Security Agent.

5.3	Pledgees’ Rights

Notwithstanding Clause 5.2 above:

(a)	distributions paid or payable to the Pledgor other than in cash and other property received, receivable or otherwise distributed in respect of or in exchange for the Interests;

(b)	other distributions paid or payable to the Pledgor in cash in respect of the Interests in connection with the partial or total liquidation or dissolution or in connection with the reduction of capital, capital surplus or paid-in surplus; and

(c)	cash paid, payable or otherwise distributed to the Pledgor in respect of principal of, or in redemption of, or in exchange for the Interests;

(d)	distributions paid to the Security Agent in accordance with Clause 5.2 above,

shall be and shall forthwith be delivered to the Security Agent for itself and for the other Pledgees to be held as security and shall, if received by the Pledgor, be received as holder for the Pledgees and segregated from the other property or funds of the Pledgor and be forthwith delivered to the Security Agent for itself and for the Pledgees as security in the same form as so received (with any necessary endorsement). Any further reaching obligations of the relevant Company and/or the Pledgor in respect of the use of profits and/or distributions shall not be affected by this Clause 5.3.

6.	EXERCISE OF VOTING RIGHTS

6.1	Voting Rights

The voting rights resulting from the Interests remain with the Pledgor. This shall, however, not affect the obligations of the Pledgor under Clause 7.1 below. The Pledgor, however, shall at all times until the full and complete satisfaction of all Secured Claims or the release of the Pledges be required, in exercising its voting rights, to act in good faith to ensure that the Pledges are not in any way adversely affected.

6.2	Impairment

The Pledgor shall not take, or participate in, any action which impairs, or which would for any other reason be inconsistent with, the security interest of the Pledgees or the security purpose as described in Clause 4 hereof or which would defeat, impair or circumvent the rights of the Pledgees hereunder in each case in any respect.

6.3	Information by the Pledgor

The Pledgor shall inform the Security Agent promptly of all other actions concerning the Company which might adversely affect the security interest of the Pledgees. In particular, the Pledgor shall notify the Security Agent forthwith of any partners’ meeting at which a resolution is intended to be adopted which could be expected to have an adverse effect upon the Pledges. In any event the Security Agent shall promptly receive, as soon as they are available, a copy of the convocation notice for such ordinary or extraordinary partners’ meeting setting forth the agenda (to the extent it relates to such resolution) and all applications and decisions to be taken and the minutes of any such partners’ meeting (in each case to the extent they relate to such resolution).

7.	ENFORCEMENT OF PLEDGES

7.1	Pledgees’ Rights

(a)	If (i) an Event of Default has occurred, (ii) the requirements set forth in §§ 1204 et seq. of the German Civil Code (Bürgerliches Gesetzbuch) with regard to the enforcement of pledges are met (Pfandreife), and (iii) the Event of Default has not been remedied within 5 Business Days following the receipt of a notification in accordance with Clause 7.1(b), the Pledgees may enforce any of the Pledges (or any part thereof) through the Security Agent by way of public auction (öffentliche Versteigerung) or in any other way permitted under German law, in all cases notwithstanding § 1277 of the German Civil Code without any enforceable judgement or other instrument (vollstreckbarer Titel).

(b)	The Security Agent shall notify the Pledgor of the intention to realise any of the Pledges over the Interests not less than 5 (five) Business Days before the date on which the respective Pledge is intended to be realised. The Pledgor expressly agrees that in the event of a realisation by way of public auction 5 (five) Business Days prior written notice of the place and time of any such public auction shall be sufficient. The public auction may be held at any place in Germany which will be determined by the Security Agent.

(c)	If the Security Agent should seek to enforce any of the Pledges pursuant to, and in accordance with Clause 7.1(a) above, the Pledgor shall, at his own expense, render forthwith all assistance necessary in order to facilitate the prompt sale of the Interests or any part thereof and/or the exercise by the Security Agent of any other right the Pledgees may have under German law.

(d)	The Pledges will be realised to the extent necessary to discharge in full the Secured Claims. The Pledgees shall at all times until the full and complete satisfaction of all the Secured Claims in exercising their rights under this Agreement take into consideration the legitimate interests of the Pledgor.

(e)	In derogation of § 1225 of the German Civil Code, in the event of enforcement of any of the Pledges, no rights of the Pledgees shall pass to the Pledgor by subrogation or otherwise unless and until all of the Secured Claims have been satisfied and discharged in full. Until then, the Security Agent shall be entitled to treat all enforcement proceeds as additional collateral for the Secured Claims, notwithstanding its right to seek satisfaction from such proceeds at any time.

(f)	After the complete unconditional, irrevocable and full payment and discharge of all Secured Claims any remaining proceeds resulting from the enforcement of any of the Pledges (or part thereof) shall be transferred to the Pledgor at the cost and expense of the Pledgor.

7.2	Ancillary Rights

Provided that the requirements for enforcement referred to under Clause 7.1(a) above are met, all payments based on ancillary rights attributed to the Interests may be applied by the Security Agent in satisfaction in whole or in part of the Secured Claims notwithstanding the Pledgees’ right to treat such payments as additional collateral.

7.3	Application of Proceeds

(a)	The proceeds resulting from the enforcement of the Pledge must be applied by the Security Agent in the following order of priority:

(b)	first, in or towards payment of, or provision for, all costs and expenses incurred by the Security Agent in connection with the enforcement of the Pledge; and

(c)	second, in or towards payment of the Secured Claims by transferring the proceeds to the Facility Agent for distribution.

(d)	The Security Agent may determine which part of the Security, if applicable, shall be used to satisfy the Secured Claims.

7.4	Release of Pledged Rights

Upon the full and complete satisfaction of all Secured Claims the Security Agent shall confirm to the Pledgor upon request that the Interests are released from the Pledges and retransfer to the Pledgor any documents received by the Security Agent or any designee pursuant to Clause 7.1(f) hereof.

8.	UNDERTAKINGS OF THE PLEDGOR

8.1	Undertakings

The Pledgor undertakes

(a)	to notify the Security Agent promptly of any change in the partnership of, or the capital contributions to, the Company or of any change in the partnership agreement (Gesellschaftsvertrag) or any registrations in the commercial register other than with respect to holders of a statutory power of attorney (Prokura);

(b)	to notify the Security Agent promptly of any event or circumstance other than interpretation of law which affects or is reasonably likely to affect the validity or enforceability of the security interest granted hereunder;

(c)	to effect promptly any payments to be made to the Company in respect of the Interests;

(d)	at its own expense, to execute and do all such assurances, acts and things as the Security Agent may reasonably require:

(i)	for perfecting or protecting the security intended to be afforded by this Agreement; and

(ii)	if the Pledges have become enforceable pursuant to Clause 7.1, for facilitating the realisation of all or any part of the Interests which are subject to this Agreement and the exercise of all powers, authorities and discretions vested in the Security Agent, and in particular to execute all transfers, conveyances, assignments and releases of that property whether to the Security Agent or to its nominees and give all notices, orders and directions which the Security Agent may reasonably think expedient;

(e)	at the Security Agent’s reasonable request, to furnish to the Security Agent such information concerning the Interests as is available to the Pledgor, to permit the Security Agent and its designees to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgor which pertain to the Interests on reasonable notice and during normal business hours, and, upon the reasonable request of the Security Agent, to deliver to the Security Agent copies of all such records and papers;

(f)	to refrain from any acts or omissions which might have an adverse effect on the validity or enforceability of the Pledges or the effect of which results in the Interests ceasing to exist; and

(g)	that all Future Interests will be fully paid and that there will be no obligation for any partner to make additional contributions.

8.2	Pledges over all Interests

The Security Agent may at all times for itself and for the Pledgees request to hold a pledge over all Interests held by the Pledgor (and in the case of a merger an equivalent security interest over the shares or interests in the surviving or, as the case may be, the new company) in accordance with all terms of this Agreement.

9.	REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Pledgees that:

(a)	the Existing Interests pledged hereunder are the only limited partners’ interests in the Company in existence at the date hereof;

(b)	except for the requirement of a written approval by all holders of a partnership interest in the Company which approval has been given and except for any restrictions under the Existing Senior Interest Pledge Agreement and/or the Existing Second Ranking High Yield Interest Pledge Agreement, the Pledgor is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, any of the Interests;

(c)	all necessary corporate action has been taken to authorise the entry into and delivery of this Agreement;

(d)	the Existing Interests are fully paid and there is no obligation for the Pledgor to make additional contributions;

(e)	except for any rights under the Existing Senior Interest Pledge Agreement and/or the Existing Second Ranking High Yield Pledge Agreement the Existing Interest is free from any rights of third parties;

(f)	no third party has any pre-emption rights for interests in the Company; and

(g)	there is no party (other than the Pledgor) which is entitled to participate in the profits or revenues of the Company.

10.	RELEASE OF SECURITY

Even prior to the full and complete satisfaction of all Secured Claims, the Security Agent is obliged to release upon the Pledgor’s request all or part of the Security insofar as the realisable value of the Security and any other security given to the Security Agent or the other Finance Parties with respect to the Secured Claims exceeds, not only temporarily, the Secured Claims by more than 10%. The Security Agent may, at its discretion, determine which part of the Security shall be released.

11.	INDEMNITY

11.1	Liability for Damages

Neither the Security Agent nor the Pledgees shall be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Agent.

11.2	Indemnification

The Pledgor will indemnify the Security Agent and each of the Pledgees and keep the Security Agent and each of the Pledgees indemnified against any losses, actions, claims, expenses, demands and liabilities which may be incurred by or made against the Security Agent and/or each of the Pledgees as a result of any breach of the Pledgor of any of its obligations or undertakings contained herein except to the extent that such losses, actions, claims, expenses, demands or liabilities have resulted from the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Pledgees or the Security Agent.

11.3	This Clause 11 shall survive the termination of this Agreement under Clause 12 or otherwise.

12.	DURATION AND INDEPENDENCE

12.1	Duration

This Agreement shall remain in full force and effect until the full and complete satisfaction of the Secured Claims. None of the Pledges shall cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

12.2	Continuing Security

This Agreement shall create a continuing security which means that no change or amendment whatsoever in any Finance Document or in any document or agreement related to it shall affect the validity of this Agreement.

12.3	Independence

This Agreement is independent from any other security or guarantee which may have been or will be given to the Security Agent and/or any of the other Pledgees with respect to any obligation of any of the Obligors under the Finance Documents. None of such other securities or guarantees shall prejudice, or shall be prejudiced by, or shall be merged in any way with, this Agreement.

13.	COSTS AND EXPENSES

Any notarial fees and expenses incurred in connection with the execution of this Agreement shall be borne by the Pledgor. The Pledgor must pay to each Finance Party the amount of all costs and expenses (including the costs and expenses of legal advisers) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

14.	PARTIAL INVALIDITY; WAIVER

14.1	Invalidity

If any provision of this Agreement or any part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof. The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision.

In particular the Pledges shall not be affected and shall in any event extend to any and all Interests in the Company even if the number or nominal value of any of the Existing Interests or the liable capital of the Company as stated in Clause 2.1 are inaccurate and deviate from the actual facts.

14.2	Waiver

(a)	The Pledgor hereby waives its rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to §§ 1211 and 770(1) and (2) of the German Civil Code. No failure to exercise, nor any delay in exercising, on the part of the Security Agent or the Pledgees (or any of them), any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

(b)	The Pledgor hereby irrevocably waives any rights which may pass to the Pledgor by subrogation or otherwise, including but not limited to, any recourse claim against any Obligor (Verzicht auf Rückgriffsansprüche) which it may obtain (i) in the event that the Pledgor repays any debt of any other Obligor under any of the Finance Documents, or (ii) in the event of enforcement of any of the Pledges created hereunder.

15.	AMENDMENTS

Changes and amendments of this Agreement including this Clause 15 shall be made in writing.

16.	NOTICES AND THEIR LANGUAGE

16.1	Notices

Any notice or other communication under or in connection with this Agreement to the Pledgor or the Security Agent and/or the Pledgees shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, set forth in Schedule 1 hereto or such other address or facsimile number as is notified by that party for this purpose to the Security Agent from time to time.

16.2	Language

Unless otherwise agreed from time to time, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

17.	APPLICABLE LAW; JURISDICTION

17.1	Governing Law

This Agreement (including any non-contractual obligations arising out of or in connection with this Agreement) shall be governed by and construed in accordance with the laws of Germany.

17.2	Jurisdiction

The place of jurisdiction (including any non-contractual obligations arising out of or in connection with this Agreement)for all Parties shall be Frankfurt am Main, Germany. The Security Agent, however, shall also be entitled to take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor or any of its assets.

18.	NOTIFICATION

The Pledgor and the Pledgees hereby notify the Company of the Pledges and the Company hereby acknowledges the Pledges.

APPENDIX C. 4

SUPPLEMENTAL INTEREST PLEDGE AGREEMENT

RELATING TO THE INTERESTS IN

KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG

4 FEBRUARY 2010

between

KABEL DEUTSCHLAND GMBH

as Pledgor

and

THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT

as Security Agent

and

THE OTHER FINANCE PARTIES

Allen & Overy LLP

THIS SUPPLEMENTAL INTEREST PLEDGE AGREEMENT (the Agreement) is made on 4 February 2010

BETWEEN

(1)	KABEL DEUTSCHLAND GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRB 145837,

(the Pledgor)

on one side; and

(2)	THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstraße 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147,

(the Security Agent); and

(3)	the other FINANCE PARTIES (as defined in Clause 1.1 below),

on the other side.

The Security Agent and each Original Finance Party (as defined below) are hereinafter referred to individually as an Original Pledgee and together as the Original Pledgees.

The Pledgor and the Pledgees (as defined below) are hereinafter collectively referred to as the Parties.

WHEREAS:

(A)	The Lenders (as defined below) have consented to an amendment to the Credit Agreement (as defined below) contemplated by an amendment letter entered into on 1 February 2010 (the Credit Agreement Amendment Letter) between, amongst others, Kabel Deutschland GmbH and The Royal Bank of Scotland plc as facility agent pursuant to which the Credit Agreement (as defined below) has been amended and supplemented.

(B)	The Security Agent is the joint and several creditor (together with, inter alia, any and all of the Finance Parties (as defined below) of each and every payment obligation of any Obligor (as defined below) towards each and any of, inter alia, the Finance Parties (as defined below) under the Finance Documents (as defined below) and accordingly the Security Agent will have its own independent right to demand performance by the relevant Obligor (as defined below) of those obligations when due (the Joint and Several Creditor Claim).

(C)	It is a condition to the Lenders consenting to the terms of, inter alia, the Credit Agreement Amendment Letter that the Pledgor enters into this Agreement.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Agreement:

Accounting Principles means accounting principles, policies, standards, bases and practices which, as at the date of the Credit Agreement, are in accordance with the German generally accepted accounting principles (Grundsätze ordnungsgemäßer Buchführung und Bilanzierung).

Acquisition means

(a)	any one or more acquisition by KDVS of assets comprising cable television networks and/or subscribers and/or related assets (and/or shares or equity interests in persons owning such assets (directly or indirectly)) from members of the Orion Group or from persons in which members of the Orion Group have a significant equity interest; and

(b)	any acquisition under the Tele Columbus/ewt SPA.

Additional Borrower means a member of the Group which becomes a borrower under the Credit Agreement after the date of this Agreement.

Additional Facility means an Add-On Facility or an External Facility.

Add-On Facility Accession Agreement means

(a)	the Tele Columbus/ewt Add-On Facility Accession Agreement;

(b)	any Add-on Facility Accession Agreement – Facility A1;

(c)	any Add-on Facility Accession Agreement – Facility C1; and

(d)	any other accession deed pursuant to which any person or entity accedes to the Credit Agreement as provider of an Add-On Facility.

Add-On Facility Accession Agreement – Facility A1 means each English law governed add-on facility accession agreement each dated 3 February 2010 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which the Facility A1 shall be made available.

Add-On Facility Accession Agreement – Facility C1 means each English law governed add-on facility accession agreement each dated 3 February 2010 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which Facility C1 shall be made available.

Add-On Facility means

(a)	the Facility A1;

(b)	the Facility C;

(c)	the Facility C1;

(d)	any loan facility which refinances any and all outstandings under the Facility B of the Credit Agreement; and

(e)	any other additional loan facility provided under the Credit Agreement which has Eligible Terms.

Add-On Facility Lender means:

(a)	an Original Add-On Facility Lender; or

(b)	any person or entity which has become a lender under an Add-On Facility.

Administrative Party means a Mandated Lead Arranger, the Facility Agent or the Security Agent.

Ancillary Facility means any facility or financial accommodation (including any overdraft, foreign exchange, guarantee, bonding, documentary or standby letter of credit, credit card or automated payments facility) established by a Lender in place of all or parts of its respective facility commitment.

Ancillary Facility Document means any document evidencing any Ancillary Facility.

Ancillary Lender means any lender providing for an Ancillary Facility.

Ancillary Outstandings means, at any time and with respect to any Ancillary Facility of any Ancillary Lender, the aggregate of all of the following amounts (as calculated by that Ancillary Lender) outstanding at that time under that Ancillary Facility:

(a)	all amounts of principal then outstanding under any overdraft, cheque drawing or other account facilities determined on a gross basis unless such facilities are made available on the basis of netting arrangements satisfactory to the Ancillary Lender in which case, such outstanding principal amounts shall be determined on the net debt basis used by that Ancillary Lender;

(b)	the maximum potential liability (excluding amounts stated to be in respect of interest and fees) under all guarantees, bonds and letters of credit then outstanding under that Ancillary Facility; and

(c)	in respect of any other facility or financial accommodation, such other amount (excluding interest and similar charges) as fairly represents the aggregate exposure of that Ancillary Lender under that facility or accommodation, as reasonably determined by that Ancillary Lender from time to time in accordance with its usual banking practice for facilities or accommodation of the relevant type.

BGB means the German Civil Code (Bürgerliches Gesetzbuch).

Borrower means KDVS or an Additional Borrower.

Business Day means a day (other than a Saturday or a Sunday) on which banks are open for general business in London and Frankfurt am Main and which is also a TARGET Day.

Company means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Commitment Letter means the commitment letter dated on or about the date of the Credit Agreement between the Mandated Lead Arrangers, the Original Lenders, KDG and KDVS.

Compliance Certificate means any compliance certificate issued or to be issued by any Obligor in connection with the Credit Agreement setting out the compliance with certain financial ratios and/or covenants.

Core Business means:

(a)	the provision of cable related services in Germany over the cable network of the Group and services ancillary thereto (for the avoidance of doubt including analogue television, digital television, telephony and internet access);

(b)	any other business carried on by the Group as at the date of the Credit Agreement; and

(c)	the provision of administrative and information technology services incidental to the businesses identified in paragraphs (a) and (b) above.

Credit Agreement means the senior credit agreement dated 13 March 2006, as amended and restated by an amendment letter dated 19 July 2007 and as further amended and supplemented by the Credit Agreement Amendment Letter, between, amongst others, the Mandated Lead Arrangers, the Facility Agent, the Security Agent, KDVS, KDG and the Original Lenders providing for EUR 1,475,000,000 senior credit facilities and up to EUR 2,275,000,000 Add-On Facilities.

Eligible Terms means, in respect of any Additional Facility:

(a)	the final maturity date of that Additional Facility must be a date not earlier than falling at least six months after 31 March 2014 (except that the Facility A1 and Facility C1 and any revolving facility provided under and/or in connection with the Credit Agreement may have a maturity date of 31 March 2014);

(b)	there must be no amortisation required in respect of that Additional Facility;

(c)	subject to paragraph (d) below, that Additional Facility must be a term facility (which, in the case of an External Facility, may include notes, bonds or any other term credit arrangement which is not capable, by its terms, of being repaid or prepaid and redrawn before the date falling at least six months after 31 March 2012 (it being acknowledged that such arrangement may have customary change of control, voluntary prepayment, asset sale and similar prepayment provisions)); and

(d)	the purpose must be to fund a Permitted Acquisition or to refinance all or part of any facility (including without limitation the Facility B) or to replace any commitment under the Credit Agreement, and for the avoidance of any doubt, an Additional Facility which refinances the Facility B or replaces a commitment in relation to the Facility B may be a revolving facility;

(e)	(in the case of an Additional Facility the purpose of which is to fund a Permitted Acquisition) the principal amount of that Additional Facility (together with the principal amount of all other Additional Facilities) may not exceed the maximum amount which, if fully utilised on the date of completion of the relevant Permitted Acquisition, would not result in any breach of certain financial covenant ratios;

(f)

the liabilities of the obligors thereunder are to be treated and rank as a senior debt under the Priority Agreement and to have the benefit of all relevant Security Documents (whether through execution of new documents or amendment to existing documents) or (in each case)

to have such lower ranking as is agreed by all the lenders of that Additional Facility. For these purposes relevant Security Documents means Security Documents comprising the same assets and shares comprised in Security Documents executed prior to the establishment of that Additional Facility, it being acknowledged that prior-ranking Security Documents will remain in place (with the proceeds of enforcement of all Security Documents subject to the sharing provisions of the Priority Agreement).

Escaline means Escaline S.à r.l., a limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its business address at: 46A, Avenue John F. Kennedy, Luxembourg and being registered with the Luxembourg trade register under registration number B 111 789.

Euro, euro, EUR or € means the single European currency introduced 1 January 1999.

Existing Interest(s) shall have the meaning ascribed to that term in Clause 2.1 below.

Existing Senior Interest Pledge Agreement means:

(a)	the interest pledge agreement between, amongst others, the Pledgor and the Security Agent and others as pledgees under the notarial deed (Deed Register No. 9/2006) of notary public Dr. Niklaus E. Schiess with his offices in Basel, Switzerland) dated 11/12 May 2006; and

(b)	the interest pledge agreement between, amongst others, the Second Limited Partner and the Security Agent and others as pledgees under the notarial deed (roll of deeds No. G 241/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006.

Existing Second Ranking High Yield Interest Pledge Agreement means:

(a)	the interest pledge agreement between, amongst others, the Pledgor and the Security Agent and others as pledgees under the notarial deed (Deed Register No. 11/2006) of notary public Dr. Niklaus E. Schiess with his offices in Basel, Switzerland) dated 11/12 May 2006; and

(b)	the interest pledge agreement between, amongst others, the Second Limited Partner and the Security Agent and others as pledgees under the notarial deed (roll of deeds No. G 244/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006.

External Facility means any credit agreement which has Eligible Terms.

Event of Default means an event of default under any of the Finance Documents, which entitles the Facility Agent to declare that all or part of any amounts outstanding under the Finance Documents or any of them are immediately due and payable, or payable on demand.

Facility Agent means The Royal Bank of Scotland plc, Niederlassung Frankfurt, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstraße 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147.

Facility A is a term loan facility made available under the terms of the Credit Agreement.

Facility A1 means the English law governed up to EUR 1,150,000,000 term loan facility made or to be made available to KDVS and/or KDG as an add-on facility under the Credit Agreement for the purposes of, inter alia, repaying any and all outstandings under the Facility A.

Facility B is a revolving credit facility made available under the terms of the Credit Agreement.

Facility C means the English law governed EUR 650,000,000 term loan facility made or to be made available to KDVS for the purposes of paying any of its payment obligations in connection with the Acquisition.

Facility C1 means the English law governed up to EUR 650,000,000 term loan facility made or to be made available to KDVS and/or KDG as an add-on facility under the Credit Agreement for the purposes of, inter alia, repaying any and all outstandings under Facility C.

Fee Letter means any letter entered into by reference to the Credit Agreement between one or more Administrative Parties and an Obligor setting out the amount of certain fees which are payable, inter alia, in relation to the Credit Agreement.

Finance Document means:

(a)	the Credit Agreement;

(b)	the Commitment Letter;

(c)	a Fee Letter;

(d)	an Obligor Accession Deed;

(e)	a Transfer Certificate;

(f)	an Ancillary Facility Document;

(g)	the Hedging Letter;

(h)	an Add-On Facility Accession Agreement;

(i)	a Hedging Document;

(j)	a Security Document;

(k)	the Priority Agreement;

(l)	a Compliance Certificate;

(m)	a Request; and

(n)	any other document designated as such by the Facility Agent and KDG.

Finance Party means an Administrative Party, an Underwriter, a Lender or a Hedging Bank.

Future Pledgee means any person that becomes a party to any Finance Document as Finance Party after the date of this Agreement.

Future Interests means any and all interests in the Company, other than the Existing Interests, which the Pledgor may acquire and/or receive otherwise by any cause at law in future.

Germany means the Federal Republic of Germany.

Group means KDG and its Subsidiaries (but excluding any Unrestricted Subsidiary).

Hedging Letter means a letter dated on or about the original date of the Credit Agreement between KDG, the Mandated Lead Arrangers and the Facility Agent relating to the interest and currency hedging to be effected by the Group and any other letter designated as such by KDG and the Facility Agent which amends or supplements the terms of that letter.

Hedging means any interest rate or currency swap, derivative transaction or hedging facility.

Hedging Bank means:

(a)	each Original Hedging Bank; or

(b)	each party (other than an Obligor) which shall at any relevant time be or become a party to any Hedging Document.

Hedging Document means

(a)	each master agreement, confirmation or other document evidencing any Hedging provided by a Hedging Bank to an Obligor; or

(b)	otherwise entered into on the basis that under the terms of the Finance Documents any party to such document (other than an Obligor) in such regard becomes entitled to the benefit of, among other things, any security interest created under this Agreement.

Interests means the Existing Interests and the Future Interests.

KDG means Kabel Deutschland GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRB 145837.

KDG Merger means a merger (whether by way of statutory merger, collapse merger or by any other cause at law) between KDVS and KDG.

KDVS means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Lender means:

(a)	any Original Lender;

(b)	any Original Add-On Facility Lender; or

(c)	any person which becomes a lender after the date of this Agreement,

but only for so long as it has any outstanding commitment or participation in any loan provided under the Credit Agreement or Ancillary Outstanding or any amount is owed to it (whether actually or contingently) in its capacity as lender.

Mandated Lead Arranger means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs International; and

(d)	J.P. Morgan plc.

Obligor means KDG or a Borrower.

Obligor Accession Deed means a deed of accession pursuant to which any person or entity accedes, inter alia, to the Credit Agreement as Additional Borrower.

Original Add-On Facility Lender means each of the entities listed in Schedule 2 Part 2 of this Agreement.

Original Directly Secured Lender means each of the entities listed in Schedule 3 of this Agreement.

Original Finance Party means

(a)	each Administrative Party,

(b)	each Underwriter,

(c)	each Original Directly Secured Lender, and

(d)	each Original Hedging Bank.

Original Hedging Bank means each of:

(a)	Goldman Sachs International;

(b)	Morgan Stanley Capital Services Inc.;

(c)	Société Générale;

(d)	Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A.;

(e)	The Royal Bank of Scotland plc;

(f)	BNP Paribas S.A.;

(g)	Deutsche Bank AG, London;

(h)	HSBC Bank plc;

(i)	Calyon S.A.; and

(j)	Bank of Scotland plc.

Original Lender means each of the entities listed in Schedule 2 Part 1 of this Agreement.

Orion Group means, at any time, companies or other persons directly or indirectly controlled by Escaline or any of its subsidiaries at that time.

Permitted Acquisition means any one or more acquisitions by KDVS, and following the effectiveness of the KDG Merger, the surviving entity of such KDG Merger, or any of its wholly-owned Subsidiaries (except for any Unrestricted Subsidiary) of any issued voting share capital or other ownership interests in a limited liability company or limited liability partnership or of any existing business carried on as a going concern where the acquired company or partnership and each of its material Subsidiaries carries on its business, or the acquired business is carried on, principally in the Core Business in Germany provided that, inter alia, the consideration for such acquisition does not exceed, when aggregated with the considerations for each other such permitted acquisitions since the date of the Credit Agreement, Euro 800,000,000.

Pledge means each of the pledges constituted under Clause 2.2.

Pledgee means each Original Pledgee and any Future Pledgee (together the Pledgees).

Priority Agreement means the priority agreement originally dated 29 March 2004, as amended and restated pursuant to a supplemental agreement dated 27 May 2004, as further amended and restated by a supplemental agreement dated 1 July 2004 and as further amended and restated by a supplemental agreement dated 9 May 2006 made between, amongst others, KDG, KDVS, the Facility Agent and the Lenders are parties in connection with the Credit Agreement.

Request means any request for the draw down of any credit facility under the Credit Agreement by any Obligor.

Second Limited Partner means Kabel Deutschland Vertrieb und Service Beteiligungs GmbH & Co KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring, (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 84369.

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of any of the Finance Parties against any of the Obligors under the Finance Documents, each as amended, restated, varied, supplemented, novated or extended from time to time, including, without limitation, any Joint and Several Creditor Claim, any increase of principal or interest, in each case together with all costs, charges and expenses incurred by the Finance Parties (or any of them) in connection with the protection, preservation or enforcement of their respective rights under the Finance Documents.

Security means any and all security granted to secure the Secured Claims.

Security Document means any document evidencing or creating security over any asset of any Obligor to secure any obligation of any Obligor to a Finance Party under any Finance Document referred to under (a) to (i) and (k) to (n) of the definition of “Finance Document”.

Security Trust Agreement means the agreement originally dated 12 May 2006, as amended and supplemented by a supplemental agreement in relation to certain German security documents dated on or about the date of this Agreement, between, amongst others, KDG and KDVS as security grantors, the Security Agent and the other Finance Parties pursuant to which, inter alia, the Security Agent has been appointed to act as trustee (Treuhänder) under German law in relation to any German law governed Security Document.

Subsidiary means any of:

(a)	an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership, and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise; or

(b)	an entity consolidated for the purpose of the financial statements of any person pursuant to the Accounting Principles.

Tele Columbus/ewt Add-On Facility Accession Agreement means the English law governed add-on facility accession agreement dated 24 October 2007 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which Facility C has been made available.

Tele Columbus/ewt SPA means the German law governed share purchase agreement dated 17/18 September 2007 (Roll of Notarial Deeds No. 1049/2007) of notary public Dr. Gerhard Limberger, having his offices in Frankfurt a.M., Germany), as amended by notarial deeds No. 1050/2007 and 1051/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M., as further amended by notarial deed no. 691/2007 of notary public Dr. Wolfgang Hauser, Frankfurt a.M., as further amended by notarial deed No. 1679/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M., as further amended by notarial deed No. 217/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M. and as amended by an amendment and substitution agreement dated 18 April 2008 (A. Prot. 2008/55 of the notary public Ayesha Curmally, Basel, Switzerland) the Substitution Agreement) made between Kabel Deutschland Erste Beteiligungsgesellschaft mbH as original purchaser (now replaced by the terms of the Substitution Agreement by KDVS as new purchaser) and Tele Columbus GmbH and ewt Holding GmbH as sellers pursuant to which all shares in, inter alia, the Companies have been sold to Kabel Deutschland Erste Beteiligungsgesellschaft mbH as purchaser (now replaced by KDVS as purchaser pursuant to the terms of the Substitution Agreement).

Underwriter means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs Credit Partners L.P.; and

(d)	JPMorgan Chase Bank, N.A.

Unrestricted Subsidiary means any Subsidiary of KDVS or KDG (which is not an Obligor) nominated by KDVS to the Facility Agent at any time when no Event of Default is outstanding.

TARGET Day means a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System is open for the settlement of payments in Euro.

Transfer Certificate means any transfer certificate pursuant to which any rights under the Credit Agreement shall be transferred by novation or otherwise to any new lender.

1.2	Construction

(a)	In this Agreement, unless the contrary intention appears, a reference to:

(i)	the Security Agent means the Security Agent acting as agent for and on behalf of the Pledgees unless otherwise provided herein; and

(ii)	promptly means promptly (unverzüglich) as contemplated in § 121 (1) BGB.

(b)	Where the context so admits, the singular includes the plural and vice versa.

(c)	The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(d)	Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

(e)	References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

2.	PLEDGES

2.1	Pledged Limited Partner’s Interest

(a)	The Pledgor and the Second Limited Partner are the only limited partners (Kommanditisten) of the Company as of the date of this Agreement.

(b)	The Company’s sole general partner (Komplementär) is Kabel Deutschland Verwaltungs GmbH which does not hold any interest (Kapitalanteil) in the Company.

(c)	The Pledgor holds all limited partners’ interests (Kommanditanteil/Mitgliedschaft) representing 100% of the capital interests in the Company (the Existing Interests). Its capital interest (Kapitalanteil) currently amounts to EUR 1,500 (in words: Euro one thousand and five hundred ) and its liable capital (Haftsumme) amounts to EUR 1,000 (in words: Euro one thousand).

(d)	The Second Limited Partner does not have any capital interest (Kapitalanteil) in the Company but its liable capital (Haftsumme) amounts to EUR 1,000 (in words: Euro one thousand).The Existing Interests are fully paid up.

(e)	There is no obligation for the Pledgor to make any additional contributions.

2.2	Constitution of Pledges

(a)	The Pledgor hereby pledges the Interests to each of the Original Pledgees and to each Future Pledgee for their rateable interest as security.

(b)	Each of the Original Pledgees hereby accepts the Pledge. In addition, the Security Agent accepts each of the Pledges for and on behalf of each Future Pledgee hereunder as proxy without power of attorney (Vertreter ohne Vertretungsmacht). Each Future Pledgee will ratify such acceptance for itself by executing an accession agreement to the Security Trust Agreement thereby becoming a Pledgee. All Parties hereto confirm that the validity of any of the Pledges constituted hereunder shall not be affected by the Security Agent acting as proxy without power of attorney for each Future Pledgee.

3.	INDEPENDENT PLEDGES

(a)	The validity and effect of each of the Pledges shall be independent from the validity and the effect of any of the other Pledges created hereunder and is in addition, and without any prejudice, to any other security which any and all of the Pledgees may now or hereafter hold in respect of the Secured Claims. Each of the Pledges to each of the Pledgees shall be separate and individual pledges. Each of the Pledges shall rank pari passu to each other Pledge created hereunder.

(b)	The Parties agree that the fact that the Interests have already been pledged pursuant to the Existing Senior Interest Pledge Agreements and the Existing Second Ranking High Yield Interest Pledge Agreements shall not in any way prejudice the creation of the Pledges under and pursuant to this Agreement, in respect of which the Parties confirm their common understanding that they rank behind (nachrangig) to any security interest constituted under the Existing Senior Interest Pledge Agreements and the Existing Second Ranking High Yield Interest Pledge Agreements, as long as any security interest constituted under the Existing Interest Share Pledge Agreements and/or the Existing Second Ranking High Yield Interest Pledge Agreements are in full force and effect The Parties confirm that it is understood between them that the enforceability of the Pledges, to the extent the Pledges relate to monetary receivables, is limited by operation of law as long as it is encumbered with any security interest constituted under the Existing Senior Interest Pledge Agreements and the Existing Second Ranking High Yield Interest Pledge Agreements.

(c)	The Parties further acknowledge that although the Pledges would rank behind any security interest under the Existing Second Ranking High Yield Interest Pledge Agreements the priority to any realisation proceeds as agreed upon in the Priority Agreement shall remain unaffected.

(d)	Any security interest constituted under the Existing Senior Interest Pledge Agreements and the Existing Second Ranking High Yield Interest Pledge Agreements and any other term and agreement of any of Existing Senior Interest Pledge Agreements and the Existing Second Ranking High Yield Interest Pledge Agreements shall remain unaffected by the terms of and any security interest constituted under this Agreement.

4.	SECURITY PURPOSE

The Pledges are constituted in order to secure the prompt and complete satisfaction of any and all Secured Claims.

5.	DISTRIBUTIONS

5.1	Extent of the Pledge

The Pledge constituted by this Agreement includes the present and future rights of the Pledgor to receive

(a)	distributions (Entnahmen), if any, payable on any of the Interests; and

(b)	liquidation proceeds, consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease, any compensation in case of termination (Kündigung) or withdrawal (Austritt) of the Pledgor of the Company (Abfindungsanspruch bei Ausscheiden), the surplus in case of surrender (Preisgabe) and all other pecuniary claims associated with any of the Interests.

5.2	Entitlement to Distributions

Notwithstanding that the right to receive and make distributions (Entnahmen) are pledged hereunder, the Pledgor shall be entitled to make, receive and retain all such distributions until the requirements for enforcement referred to under Clause 7 below are met and unless the Facility Agent has notified the Pledgor that any distributions in respect of the Interests are no longer permitted to be made by the Pledgor, in which case such distributions are to be made to the Security Agent.

5.3	Pledgees’ Rights

Notwithstanding Clause 5.2 above:

(a)	distributions paid or payable to the Pledgor other than in cash and other property received, receivable or otherwise distributed in respect of or in exchange for the Interests;

(b)	other distributions paid or payable to the Pledgor in cash in respect of the Interests in connection with the partial or total liquidation or dissolution or in connection with the reduction of capital, capital surplus or paid-in surplus; and

(c)	cash paid, payable or otherwise distributed to the Pledgor in respect of principal of, or in redemption of, or in exchange for the Interests;

(d)	distributions paid to the Security Agent in accordance with Clause 5.2 above,

shall be and shall forthwith be delivered to the Security Agent for itself and for the other Pledgees to be held as security and shall, if received by the Pledgor, be received as holder for the Pledgees and segregated from the other property or funds of the Pledgor and be forthwith delivered to the Security Agent for itself and for the Pledgees as security in the same form as so received (with any necessary endorsement). Any further reaching obligations of the relevant Company and/or the Pledgor in respect of the use of profits and/or distributions shall not be affected by this Clause 5.3.

6.	EXERCISE OF VOTING RIGHTS

6.1	Voting Rights

The voting rights resulting from the Interests remain with the Pledgor. This shall, however, not affect the obligations of the Pledgor under Clause 7.1 below. The Pledgor, however, shall at all times until the full and complete satisfaction of all Secured Claims or the release of the Pledges be required, in exercising its voting rights, to act in good faith to ensure that the Pledges are not in any way adversely affected.

6.2	Impairment

The Pledgor shall not take, or participate in, any action which impairs, or which would for any other reason be inconsistent with, the security interest of the Pledgees or the security purpose as described in Clause 4 hereof or which would defeat, impair or circumvent the rights of the Pledgees hereunder in each case in any respect.

6.3	Information by the Pledgor

The Pledgor shall inform the Security Agent promptly of all other actions concerning the Company which might adversely affect the security interest of the Pledgees. In particular, the Pledgor shall notify the Security Agent forthwith of any partners’ meeting at which a resolution is intended to be adopted which could be expected to have an adverse effect upon the Pledges. In any event the Security Agent shall promptly receive, as soon as they are available, a copy of the convocation notice for such ordinary or extraordinary partners’ meeting setting forth the agenda (to the extent it relates to such resolution) and all applications and decisions to be taken and the minutes of any such partners’ meeting (in each case to the extent they relate to such resolution).

7.	ENFORCEMENT OF PLEDGES

7.1	Pledgees’ Rights

(a)	If (i) an Event of Default has occurred, (ii) the requirements set forth in §§ 1204 et seq. of the German Civil Code (Bürgerliches Gesetzbuch) with regard to the enforcement of pledges are met (Pfandreife), and (iii) the Event of Default has not been remedied within 5 Business Days following the receipt of a notification in accordance with Clause 7.1(b), the Pledgees may enforce any of the Pledges (or any part thereof) through the Security Agent by way of public auction (öffentliche Versteigerung) or in any other way permitted under German law, in all cases notwithstanding § 1277 of the German Civil Code without any enforceable judgement or other instrument (vollstreckbarer Titel).

(b)	The Security Agent shall notify the Pledgor of the intention to realise any of the Pledges over the Interests not less than 5 (five) Business Days before the date on which the respective Pledge is intended to be realised. The Pledgor expressly agrees that in the event of a realisation by way of public auction 5 (five) Business Days prior written notice of the place and time of any such public auction shall be sufficient. The public auction may be held at any place in Germany which will be determined by the Security Agent.

(c)	If the Security Agent should seek to enforce any of the Pledges pursuant to, and in accordance with Clause 7.1(a) above, the Pledgor shall, at his own expense, render forthwith all assistance necessary in order to facilitate the prompt sale of the Interests or any part thereof and/or the exercise by the Security Agent of any other right the Pledgees may have under German law.

(d)	The Pledges will be realised to the extent necessary to discharge in full the Secured Claims. The Pledgees shall at all times until the full and complete satisfaction of all the Secured Claims in exercising their rights under this Agreement take into consideration the legitimate interests of the Pledgor.

(e)	In derogation of § 1225 of the German Civil Code, in the event of enforcement of any of the Pledges, no rights of the Pledgees shall pass to the Pledgor by subrogation or otherwise unless and until all of the Secured Claims have been satisfied and discharged in full. Until then, the Security Agent shall be entitled to treat all enforcement proceeds as additional collateral for the Secured Claims, notwithstanding its right to seek satisfaction from such proceeds at any time.

(f)	After the complete unconditional, irrevocable and full payment and discharge of all Secured Claims any remaining proceeds resulting from the enforcement of any of the Pledges (or part thereof) shall be transferred to the Pledgor at the cost and expense of the Pledgor.

7.2	Ancillary Rights

Provided that the requirements for enforcement referred to under Clause 7.1(a) above are met, all payments based on ancillary rights attributed to the Interests may be applied by the Security Agent in satisfaction in whole or in part of the Secured Claims notwithstanding the Pledgees’ right to treat such payments as additional collateral.

7.3	Application of Proceeds

(a)	The proceeds resulting from the enforcement of the Pledge must be applied by the Security Agent in the following order of priority:

(b)	first, in or towards payment of, or provision for, all costs and expenses incurred by the Security Agent in connection with the enforcement of the Pledge; and

(c)	second, in or towards payment of the Secured Claims by transferring the proceeds to the Facility Agent for distribution.

(d)	The Security Agent may determine which part of the Security, if applicable, shall be used to satisfy the Secured Claims.

7.4	Release of Pledged Rights

Upon the full and complete satisfaction of all Secured Claims the Security Agent shall confirm to the Pledgor upon request that the Interests are released from the Pledges and retransfer to the Pledgor any documents received by the Security Agent or any designee pursuant to Clause 7.1(f) hereof.

8.	UNDERTAKINGS OF THE PLEDGOR

8.1	Undertakings

The Pledgor undertakes

(a)	to notify the Security Agent promptly of any change in the partnership of, or the capital contributions to, the Company or of any change in the partnership agreement (Gesellschaftsvertrag) or any registrations in the commercial register other than with respect to holders of a statutory power of attorney (Prokura);

(b)	to notify the Security Agent promptly of any event or circumstance other than interpretation of law which affects or is reasonably likely to affect the validity or enforceability of the security interest granted hereunder;

(c)	to effect promptly any payments to be made to the Company in respect of the Interests;

(d)	at its own expense, to execute and do all such assurances, acts and things as the Security Agent may reasonably require:

(i)	for perfecting or protecting the security intended to be afforded by this Agreement; and

(ii)	if the Pledges have become enforceable pursuant to Clause 7.1, for facilitating the realisation of all or any part of the Interests which are subject to this Agreement and the exercise of all powers, authorities and discretions vested in the Security Agent, and in particular to execute all transfers, conveyances, assignments and releases of that property whether to the Security Agent or to its nominees and give all notices, orders and directions which the Security Agent may reasonably think expedient;

(e)	at the Security Agent’s reasonable request, to furnish to the Security Agent such information concerning the Interests as is available to the Pledgor, to permit the Security Agent and its designees to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgor which pertain to the Interests on reasonable notice and during normal business hours, and, upon the reasonable request of the Security Agent, to deliver to the Security Agent copies of all such records and papers;

(f)	to refrain from any acts or omissions which might have an adverse effect on the validity or enforceability of the Pledges or the effect of which results in the Interests ceasing to exist; and

(g)	that all Future Interests will be fully paid and that there will be no obligation for any partner to make additional contributions.

8.2	Pledges over all Interests

The Security Agent may at all times for itself and for the Pledgees request to hold a pledge over all Interests held by the Pledgor (and in the case of a merger an equivalent security interest over the shares or interests in the surviving or, as the case may be, the new company) in accordance with all terms of this Agreement.

9.	REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Pledgees that:

(a)	except for the limited partners’ interest held by the Second Limited Partner, the Existing Interests pledged hereunder are the only limited partner’s interests in the Company in existence at the date hereof;

(b)	except for the requirement of a written approval by all holders of a partnership interest in the Company which approval has been given and except for any restrictions under the Existing Senior Interest Pledge Agreements and/or the Existing Second Ranking High Yield Interest Pledge Agreements, the Pledgor is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, any of the Interests;

(c)	all necessary corporate action has been taken to authorise the entry into and delivery of this Agreement;

(d)	the Existing Interests are fully paid and there is no obligation for the Pledgor to make additional contributions;

(e)	except for any rights under the Existing Senior Interest Pledge Agreements and/or the Existing Second Ranking High Yield Pledge Agreements the Existing Interest is free from any rights of third parties;

(f)	no third party has any pre-emption rights for interests in the Company; and

(g)	there is no party (other than the Pledgor) which is entitled to participate in the profits or revenues of the Company.

10.	RELEASE OF SECURITY

Even prior to the full and complete satisfaction of all Secured Claims, the Security Agent is obliged to release upon the Pledgor’s request all or part of the Security insofar as the realisable value of the Security and any other security given to the Security Agent or the other Finance Parties with respect to the Secured Claims exceeds, not only temporarily, the Secured Claims by more than 10%. The Security Agent may, at its discretion, determine which part of the Security shall be released.

11.	INDEMNITY

11.1	Liability for Damages

Neither the Security Agent nor the Pledgees shall be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Agent.

11.2	Indemnification

The Pledgor will indemnify the Security Agent and each of the Pledgees and keep the Security Agent and each of the Pledgees indemnified against any losses, actions, claims, expenses, demands and liabilities which may be incurred by or made against the Security Agent and/or each of the Pledgees as a result of any breach of the Pledgor of any of its obligations or undertakings contained herein except to the extent that such losses, actions, claims, expenses, demands or liabilities have resulted from the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Pledgees or the Security Agent.

11.3	This Clause 11 shall survive the termination of this Agreement under Clause 12 or otherwise.

12.	DURATION AND INDEPENDENCE

12.1	Duration

This Agreement shall remain in full force and effect until the full and complete satisfaction of the Secured Claims. None of the Pledges shall cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

12.2	Continuing Security

This Agreement shall create a continuing security which means that no change or amendment whatsoever in any Finance Document or in any document or agreement related to it shall affect the validity of this Agreement.

12.3	Independence

This Agreement is independent from any other security or guarantee which may have been or will be given to the Security Agent and/or any of the other Pledgees with respect to any obligation of any of the Obligors under the Finance Documents. None of such other securities or guarantees shall prejudice, or shall be prejudiced by, or shall be merged in any way with, this Agreement.

13.	COSTS AND EXPENSES

Any notarial fees and expenses incurred in connection with the execution of this Agreement shall be borne by the Pledgor. The Pledgor must pay to each Finance Party the amount of all costs and expenses (including the costs and expenses of legal advisers) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

14.	PARTIAL INVALIDITY; WAIVER

14.1	Invalidity

If any provision of this Agreement or any part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof. The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision.

In particular the Pledges shall not be affected and shall in any event extend to any and all Interests in the Company even if the number or nominal value of any of the Existing Interests or the liable capital of the Company as stated in Clause 2.1 are inaccurate and deviate from the actual facts.

14.2	Waiver

(a) The Pledgor hereby waives its rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to §§ 1211 and 770(1) and (2) of the German Civil Code. No failure to exercise, nor any delay in exercising, on the part of the Security Agent or the Pledgees (or any of them), any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

(b) The Pledgor hereby irrevocably waives any rights which may pass to the Pledgor by subrogation or otherwise, including but not limited to, any recourse claim against any Obligor (Verzicht auf Rückgriffsansprüche) which it may obtain (i) in the event that the Pledgor repays any debt of any other Obligor under any of the Finance Documents, or (ii) in the event of enforcement of any of the Pledges created hereunder.

15.	AMENDMENTS

Changes and amendments of this Agreement including this Clause 15 shall be made in writing.

16.	NOTICES AND THEIR LANGUAGE

16.1	Notices

Any notice or other communication under or in connection with this Agreement to the Pledgor or the Security Agent and/or the Pledgees shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, set forth in Schedule 1 hereto or such other address or facsimile number as is notified by that party for this purpose to the Security Agent from time to time.

16.2	Language

Unless otherwise agreed from time to time, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

17.	APPLICABLE LAW; JURISDICTION

17.1	Governing Law

This Agreement (including any non-contractual obligations arising out of or in connection with this Agreement) shall be governed by and construed in accordance with the laws of Germany.

17.2	Jurisdiction

The place of jurisdiction (including any non-contractual obligations arising out of or in connection with this Agreement) for all Parties shall be Frankfurt am Main, Germany. The Security Agent, however, shall also be entitled to take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor or any of its assets.

18.	NOTIFICATION

The Pledgor and the Pledgees hereby notify the Company of the Pledges and the Company hereby acknowledges the Pledges.

APPENDIX C. 5

SUPPLEMENTAL INTEREST PLEDGE AGREEMENT

RELATING TO THE INTERESTS IN

KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG

4 FEBRUARY 2010

between

KABEL DEUTSCHLAND VERTRIEB UND SERVICE BETEILIGUNGS GMBH & CO. KG

as Pledgor

and

THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT

as Security Agent

and

THE OTHER FINANCE PARTIES

Allen & Overy LLP

THIS SUPPLEMENTAL INTEREST PLEDGE AGREEMENT (the Agreement) is made on 4 February 2010

BETWEEN

(1)	KABEL DEUTSCHLAND VERTRIEB UND SERVICE BETEILIGUNGS GMBH & CO. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRA 84369,

(the Pledgor)

on one side; and

(2)	THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstrasse 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147,

(the Security Agent); and

(3)	the other FINANCE PARTIES (as defined in Clause 1.1 below),

on the other side.

The Security Agent and each Original Finance Party (as defined below) are hereinafter referred to individually as an Original Pledgee and together as the Original Pledgees.

The Pledgor and the Pledgees (as defined below) are hereinafter collectively referred to as the Parties.

WHEREAS:

(A)	The Lenders (as defined below) have consented to an amendment to the Credit Agreement (as defined below) contemplated by an amendment letter entered into on 1 February 2010 (the Credit Agreement Amendment Letter) between, amongst others, Kabel Deutschland GmbH and The Royal Bank of Scotland plc as facility agent pursuant to which the Credit Agreement (as defined below) has been amended and supplemented.

(B)	The Security Agent is the joint and several creditor (together with, inter alia, any and all of the Finance Parties (as defined below) of each and every payment obligation of any Obligor (as defined below) towards each and any of, inter alia, the Finance Parties (as defined below) under the Finance Documents (as defined below) and accordingly the Security Agent will have its own independent right to demand performance by the relevant Obligor (as defined below) of those obligations when due (the Joint and Several Creditor Claim).

(C)	It is a condition to the Lenders consenting to the terms of, inter alia, the Credit Agreement Amendment Letter that the Pledgor enters into this Agreement.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Agreement:

Accounting Principles means accounting principles, policies, standards, bases and practices which, as at the date of the Credit Agreement, are in accordance with the German generally accepted accounting principles (Grundsätze ordnungsgemäßer Buchführung und Bilanzierung).

Acquisition means

(a)	any one or more acquisition by KDVS of assets comprising cable television networks and/or subscribers and/or related assets (and/or shares or equity interests in persons owning such assets (directly or indirectly)) from members of the Orion Group or from persons in which members of the Orion Group have a significant equity interest; and

(b)	any acquisition under the Tele Columbus/ewt SPA.

Additional Borrower means a member of the Group which becomes a borrower under the Credit Agreement after the date of this Agreement.

Additional Facility means an Add-On Facility or an External Facility.

Add-On Facility Accession Agreement means

(a)	the Tele Columbus/ewt Add-On Facility Accession Agreement;

(b)	any Add-on Facility Accession Agreement – Facility A1;

(c)	any Add-on Facility Accession Agreement – Facility C1; and

(d)	any other accession deed pursuant to which any person or entity accedes to the Credit Agreement as provider of an Add-On Facility.

Add-On Facility Accession Agreement – Facility A1 means each English law governed add-on facility accession agreement each dated 3 February 2010 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which the Facility A1 shall be made available.

Add-On Facility Accession Agreement – Facility C1 means each English law governed add-on facility accession agreement each dated 3 February 2010 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which Facility C1 shall be made available.

Add-On Facility means

(a)	the Facility A1;

(b)	the Facility C;

(c)	the Facility C1;

(d)	any loan facility which refinances any and all outstandings under the Facility B of the Credit Agreement; and

(e)	any other additional loan facility provided under the Credit Agreement which has Eligible Terms.

Add-On Facility Lender means:

(a)	an Original Add-On Facility Lender; or

(b)	any person or entity which has become a lender under an Add-On Facility.

Administrative Party means a Mandated Lead Arranger, the Facility Agent or the Security Agent.

Ancillary Facility means any facility or financial accommodation (including any overdraft, foreign exchange, guarantee, bonding, documentary or standby letter of credit, credit card or automated payments facility) established by a Lender in place of all or parts of its respective facility commitment.

Ancillary Facility Document means any document evidencing any Ancillary Facility.

Ancillary Lender means any lender providing for an Ancillary Facility.

Ancillary Outstandings means, at any time and with respect to any Ancillary Facility of any Ancillary Lender, the aggregate of all of the following amounts (as calculated by that Ancillary Lender) outstanding at that time under that Ancillary Facility:

(a)	all amounts of principal then outstanding under any overdraft, cheque drawing or other account facilities determined on a gross basis unless such facilities are made available on the basis of netting arrangements satisfactory to the Ancillary Lender in which case, such outstanding principal amounts shall be determined on the net debt basis used by that Ancillary Lender;

(b)	the maximum potential liability (excluding amounts stated to be in respect of interest and fees) under all guarantees, bonds and letters of credit then outstanding under that Ancillary Facility; and

(c)	in respect of any other facility or financial accommodation, such other amount (excluding interest and similar charges) as fairly represents the aggregate exposure of that Ancillary Lender under that facility or accommodation, as reasonably determined by that Ancillary Lender from time to time in accordance with its usual banking practice for facilities or accommodation of the relevant type.

BGB means the German Civil Code (Bürgerliches Gesetzbuch).

Borrower means KDVS or an Additional Borrower.

Business Day means a day (other than a Saturday or a Sunday) on which banks are open for general business in London and Frankfurt am Main and which is also a TARGET Day.

Company means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Commitment Letter means the commitment letter dated on or about the date of the Credit Agreement between the Mandated Lead Arrangers, the Original Lenders, KDG and KDVS.

Compliance Certificate means any compliance certificate issued or to be issued by any Obligor in connection with the Credit Agreement setting out the compliance with certain financial ratios and/or covenants.

Core Business means:

(a)	the provision of cable related services in Germany over the cable network of the Group and services ancillary thereto (for the avoidance of doubt including analogue television, digital television, telephony and internet access);

(b)	any other business carried on by the Group as at the date of the Credit Agreement; and

(c)	the provision of administrative and information technology services incidental to the businesses identified in paragraphs (a) and (b) above.

Credit Agreement means the senior credit agreement dated 13 March 2006, as amended and restated by an amendment letter dated 19 July 2007 and as further amended and supplemented by the Credit Agreement Amendment Letter, between, amongst others, the Mandated Lead Arrangers, the Facility Agent, the Security Agent, KDVS, KDG and the Original Lenders providing for EUR 1,475,000,000 senior credit facilities and up to EUR 2,275,000,000 Add-On Facilities.

Eligible Terms means, in respect of any Additional Facility:

(a)	the final maturity date of that Additional Facility must be a date not earlier than falling at least six months after 31 March 2014 (except that the Facility A1 and Facility C1 and any revolving facility provided under and/or in connection with the Credit Agreement may have a maturity date of 31 March 2014);

(b)	there must be no amortisation required in respect of that Additional Facility;

(c)	subject to paragraph (d) below, that Additional Facility must be a term facility (which, in the case of an External Facility, may include notes, bonds or any other term credit arrangement which is not capable, by its terms, of being repaid or prepaid and redrawn before the date falling at least six months after 31 March 2012 (it being acknowledged that such arrangement may have customary change of control, voluntary prepayment, asset sale and similar prepayment provisions)); and

(d)	the purpose must be to fund a Permitted Acquisition or to refinance all or part of any facility (including without limitation the Facility B) or to replace any commitment under the Credit Agreement, and for the avoidance of any doubt, an Additional Facility which refinances the Facility B or replaces a commitment in relation to the Facility B may be a revolving facility;

(e)	(in the case of an Additional Facility the purpose of which is to fund a Permitted Acquisition) the principal amount of that Additional Facility (together with the principal amount of all other Additional Facilities) may not exceed the maximum amount which, if fully utilised on the date of completion of the relevant Permitted Acquisition, would not result in any breach of certain financial covenant ratios;

(f)

the liabilities of the obligors thereunder are to be treated and rank as a senior debt under the Priority Agreement and to have the benefit of all relevant Security Documents (whether through execution of new documents or amendment to existing documents) or (in each case)

to have such lower ranking as is agreed by all the lenders of that Additional Facility. For these purposes relevant Security Documents means Security Documents comprising the same assets and shares comprised in Security Documents executed prior to the establishment of that Additional Facility, it being acknowledged that prior-ranking Security Documents will remain in place (with the proceeds of enforcement of all Security Documents subject to the sharing provisions of the Priority Agreement).

Escaline means Escaline S.à r.l., a limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its business address at: 46A, Avenue John F. Kennedy, Luxembourg and being registered with the Luxembourg trade register under registration number B 111 789.

Euro, euro, EUR or € means the single European currency introduced 1 January 1999.

Existing Interest(s) shall have the meaning ascribed to that term in Clause 2.1 below.

Existing Senior Interest Pledge Agreement means:

(a)	the relevant interest pledge agreement between, amongst others, the Pledgor and the Security Agent and others as pledgees under the notarial deed (roll of deeds No. G 241/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006; and

(b)	the relevant interest pledge agreements between, amongst others, the Second Limited Partner and the Security Agent and others as pledgees under the notarial deed (Deed Register No. 9/2006) of notary public Dr. Niklaus E. Schiess with his offices in Basel, Switzerland) dated 11/12 May 2006.

Existing Second Ranking High Yield Interest Pledge Agreement means:

(a)	the interest pledge agreement between, amongst others, the Pledgor and the Security Agent and others as pledgees under the notarial deed (roll of deeds No. G 244/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006; and

(b)	the relevant interest pledge agreements between, amongst others, the Second Limited Partner and the Security Agent and others as pledgees under the notarial deed (Deed Register No. 11/2006) of notary public Dr. Niklaus E. Schiess with his offices in Basel, Switzerland) dated 11/12 May 2006.

External Facility means any credit agreement which has Eligible Terms.

Event of Default means an event of default under any of the Finance Documents, which entitles the Facility Agent to declare that all or part of any amounts outstanding under the Finance Documents or any of them are immediately due and payable, or payable on demand.

Facility Agent means The Royal Bank of Scotland plc, Niederlassung Frankfurt, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstraße 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147.

Facility A is a term loan facility made available under the terms of the Credit Agreement.

Facility A1 means the English law governed up to EUR 1,150,000,000 term loan facility made or to be made available to KDVS and/or KDG as an add-on facility under the Credit Agreement for the purposes of, inter alia, repaying any and all outstandings under the Facility A.

Facility B is a revolving credit facility made available under the terms of the Credit Agreement.

Facility C means the English law governed EUR 650,000,000 term loan facility made or to be made available to KDVS for the purposes of paying any of its payment obligations in connection with the Acquisition.

Facility C1 means the English law governed up to EUR 650,000,000 term loan facility made or to be made available to KDVS and/or KDG as an add-on facility under the Credit Agreement for the purposes of, inter alia, repaying any and all outstandings under Facility C.

Fee Letter means any letter entered into by reference to the Credit Agreement between one or more Administrative Parties and an Obligor setting out the amount of certain fees which are payable, inter alia, in relation to the Credit Agreement.

Finance Document means:

(a)	the Credit Agreement;

(b)	the Commitment Letter;

(c)	a Fee Letter;

(d)	an Obligor Accession Deed;

(e)	a Transfer Certificate;

(f)	an Ancillary Facility Document;

(g)	the Hedging Letter;

(h)	an Add-On Facility Accession Agreement;

(i)	a Hedging Document;

(j)	a Security Document;

(k)	the Priority Agreement;

(l)	a Compliance Certificate;

(m)	a Request; and

(n)	any other document designated as such by the Facility Agent and KDG.

Finance Party means an Administrative Party, an Underwriter, a Lender or a Hedging Bank.

Future Pledgee means any person that becomes a party to any Finance Document as Finance Party after the date of this Agreement.

Future Interests means any and all interests in the Company, other than the Existing Interests, which the Pledgor may acquire and/or receive otherwise by any cause at law in future.

Germany means the Federal Republic of Germany.

Group means KDG and its Subsidiaries (but excluding any Unrestricted Subsidiary).

Hedging Letter means a letter dated on or about the original date of the Credit Agreement between KDG, the Mandated Lead Arrangers and the Facility Agent relating to the interest and currency hedging to be effected by the Group and any other letter designated as such by KDG and the Facility Agent which amends or supplements the terms of that letter.

Hedging means any interest rate or currency swap, derivative transaction or hedging facility.

Hedging Bank means:

(a)	each Original Hedging Bank; or

(b)	each party (other than an Obligor) which shall at any relevant time be or become a party to any Hedging Document.

Hedging Document means

(a)	each master agreement, confirmation or other document evidencing any Hedging provided by a Hedging Bank to an Obligor; or

(b)	otherwise entered into on the basis that under the terms of the Finance Documents any party to such document (other than an Obligor) in such regard becomes entitled to the benefit of, among other things, any security interest created under this Agreement.

Interests means the Existing Interests and the Future Interests.

KDG means Kabel Deutschland GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRB 145837.

KDG Merger means a merger (whether by way of statutory merger, collapse merger or by any other cause at law) between KDVS and KDG.

KDVS means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Lender means:

(a)	any Original Lender;

(b)	any Original Add-On Facility Lender; or

(c)	any person which becomes a lender after the date of this Agreement,

but only for so long as it has any outstanding commitment or participation in any loan provided under the Credit Agreement or Ancillary Outstanding or any amount is owed to it (whether actually or contingently) in its capacity as lender.

Mandated Lead Arranger means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs International; and

(d)	J.P. Morgan plc.

Obligor means KDG or a Borrower.

Obligor Accession Deed means a deed of accession pursuant to which any person or entity accedes, inter alia, to the Credit Agreement as Additional Borrower.

Original Add-On Facility Lender means each of the entities listed in Schedule 2 Part 2 of this Agreement.

Original Directly Secured Lender means each of the entities listed in Schedule 3 of this Agreement.

Original Finance Party means

(a)	each Administrative Party,

(b)	each Underwriter,

(c)	each Original Directly Secured Lender, and

(d)	each Original Hedging Bank.

Original Hedging Bank means each of:

(a)	Goldman Sachs International;

(b)	Morgan Stanley Capital Services Inc.;

(c)	Société Générale;

(d)	Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A.;

(e)	The Royal Bank of Scotland plc;

(f)	BNP Paribas S.A.;

(g)	Deutsche Bank AG, London;

(h)	HSBC Bank plc;

(i)	Calyon S.A.; and

(j)	Bank of Scotland plc.

Original Lender means each of the entities listed in Schedule 2 Part 1 of this Agreement.

Orion Group means, at any time, companies or other persons directly or indirectly controlled by Escaline or any of its subsidiaries at that time.

Permitted Acquisition means any one or more acquisitions by KDVS, and following the effectiveness of the KDG Merger, the surviving entity of such KDG Merger, or any of its wholly-owned Subsidiaries (except for any Unrestricted Subsidiary) of any issued voting share capital or other ownership interests in a limited liability company or limited liability partnership or of any existing business carried on as a going concern where the acquired company or partnership and each of its material Subsidiaries carries on its business, or the acquired business is carried on, principally in the Core Business in Germany provided that, inter alia, the consideration for such acquisition does not exceed, when aggregated with the considerations for each other such permitted acquisitions since the date of the Credit Agreement, Euro 800,000,000.

Pledge means each of the pledges constituted under Clause 2.2.

Pledgee means each Original Pledgee and any Future Pledgee (together the Pledgees).

Priority Agreement means the priority agreement originally dated 29 March 2004, as amended and restated pursuant to a supplemental agreement dated 27 May 2004, as further amended and restated by a supplemental agreement dated 1 July 2004 and as further amended and restated by a supplemental agreement dated 9 May 2006 made between, amongst others, KDG, KDVS, the Facility Agent and the Lenders are parties in connection with the Credit Agreement.

Request means any request for the draw down of any credit facility under the Credit Agreement by any Obligor.

Second Limited Partner means Kabel Deutschland GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRB 145837.

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of any of the Finance Parties against any of the Obligors under the Finance Documents, each as amended, restated, varied, supplemented, novated or extended from time to time, including, without limitation, any Joint and Several Creditor Claim, any increase of principal or interest, in each case together with all costs, charges and expenses incurred by the Finance Parties (or any of them) in connection with the protection, preservation or enforcement of their respective rights under the Finance Documents.

Security means any and all security granted to secure the Secured Claims.

Security Document means any document evidencing or creating security over any asset of any Obligor to secure any obligation of any Obligor to a Finance Party under any Finance Document referred to under (a) to (i) and (k) to (n) of the definition of “Finance Document”.

Security Trust Agreement means the agreement originally dated 12 May 2006, as amended and supplemented by a supplemental agreement in relation to certain German security documents dated on or about the date of this Agreement, between, amongst others, KDG and, KDVS as security grantors, the Security Agent and the other Finance Parties pursuant to which, inter alia, the Security Agent has been appointed to act as trustee (Treuhänder) under German law in relation to any German law governed Security Document.

Subsidiary means any of:

(a)	an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership, and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise; or

(b)	an entity consolidated for the purpose of the financial statements of any person pursuant to the Accounting Principles.

Tele Columbus/ewt Add-On Facility Accession Agreement means the English law governed add-on facility accession agreement dated 24 October 2007 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which Facility C has been made available.

Tele Columbus/ewt SPA means the German law governed share purchase agreement dated 17/18 September 2007 (Roll of Notarial Deeds No. 1049/2007) of notary public Dr. Gerhard Limberger, having his offices in Frankfurt a.M., Germany), as amended by notarial deeds No. 1050/2007 and 1051/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M., as further amended by notarial deed no. 691/2007 of notary public Dr. Wolfgang Hauser, Frankfurt a.M., as further amended by notarial deed No. 1679/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M., as further amended by notarial deed No. 217/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M. and as amended by an amendment and substitution agreement dated 18 April 2008 (A. Prot. 2008/55 of the notary public Ayesha Curmally, Basel, Switzerland) the Substitution Agreement) made between Kabel Deutschland Erste Beteiligungsgesellschaft mbH as original purchaser (now replaced by the terms of the Substitution Agreement by KDVS as new purchaser) and Tele Columbus GmbH and ewt Holding GmbH as sellers pursuant to which all shares in, inter alia, the Companies have been sold to Kabel Deutschland Erste Beteiligungsgesellschaft mbH as purchaser (now replaced by KDVS as purchaser pursuant to the terms of the Substitution Agreement).

Underwriter means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs Credit Partners L.P.; and

(d)	JPMorgan Chase Bank, N.A.

Unrestricted Subsidiary means any Subsidiary of KDVS or KDG (which is not an Obligor) nominated by KDVS to the Facility Agent at any time when no Event of Default is outstanding.

TARGET Day means a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System is open for the settlement of payments in Euro.

Transfer Certificate means any transfer certificate pursuant to which any rights under the Credit Agreement shall be transferred by novation or otherwise to any new lender.

1.2	Construction

(a)	In this Agreement, unless the contrary intention appears, a reference to:

(i)	the Security Agent means the Security Agent acting as agent for and on behalf of the Pledgees unless otherwise provided herein; and

(ii)	promptly means promptly (unverzüglich) as contemplated in § 121 (1) BGB.

(b)	Where the context so admits, the singular includes the plural and vice versa.

(c)	The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(d)	Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

(e)	References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

2.	PLEDGES

2.1	Pledged Limited Partner’s Interest

(a)	The Pledgor and the Second Limited Partner are the only limited partners (Kommanditisten) of the Company as of the date of this Agreement.

(b)	The Company’s sole general partner (Komplementär) is Kabel Deutschland Verwaltungs GmbH which does not hold any interest (Kapitalanteil) in the Company.

(c)	The Pledgor holds a limited partner’s interest (Kommanditanteil/Mitgliedschaft) representing 0% of the capital interest in the Company (the Existing Interests) but its liable capital (Haftsumme) amounts to EUR 1,000 (in words: Euro one thousand).

(d)	The Second Limited Partner holds a limited partner’s interest representing 100% of the capital interests in the Company. Its capital interest (Kapitalanteil) currently amounts to EUR 1,500 (in words: Euro one thousand and five hundred ) and its liable capital (Haftsumme) amounts to EUR 1,000 (in words: Euro one thousand).

(e)	The Existing Interests are fully paid up. There is no obligation for the Pledgor to make any additional contributions

2.2	Constitution of Pledges

(a)	The Pledgor hereby pledges the Interests to each of the Original Pledgees and to each Future Pledgee for their rateable interest as security.

(b)	Each of the Original Pledgees hereby accepts the Pledge. In addition, the Security Agent accepts each of the Pledges for and on behalf of each Future Pledgee hereunder as proxy without power of attorney (Vertreter ohne Vertretungsmacht). Each Future Pledgee will ratify such acceptance for itself by executing an accession agreement to the Security Trust Agreement thereby becoming a Pledgee. All Parties hereto confirm that the validity of any of the Pledges constituted hereunder shall not be affected by the Security Agent acting as proxy without power of attorney for each Future Pledgee.

3.	INDEPENDENT PLEDGES

(a)	The validity and effect of each of the Pledges shall be independent from the validity and the effect of any of the other Pledges created hereunder and is in addition, and without any prejudice, to any other security which any and all of the Pledgees may now or hereafter hold in respect of the Secured Claims. Each of the Pledges to each of the Pledgees shall be separate and individual pledges. Each of the Pledges shall rank pari passu to each other Pledge created hereunder.

(b)	The Parties agree that the fact that the Interests have already been pledged pursuant to the Existing Senior Interest Pledge Agreements and the Existing Second Ranking High Yield Interest Pledge Agreements shall not in any way prejudice the creation of the Pledges under and pursuant to this Agreement, in respect of which the Parties confirm their common understanding that they rank behind (nachrangig) to any security interest constituted under the Existing Senior Interest Pledge Agreements and the Existing Second Ranking High Yield Interest Pledge Agreements, as long as any security interest constituted under the Existing Senior Interest Pledge Agreements and/or the Existing Second Ranking High Yield Interest Pledge Agreements are in full force and effect. The Parties confirm that it is understood between them that the enforceability of the Pledges, to the extent the Pledges relate to monetary receivables, is limited by operation of law as long as it is encumbered with any security interest constituted under the Existing Senior Interest Pledge Agreements and the Existing Second Ranking High Yield Interest Pledge Agreements.

(c)	The Parties further acknowledge that although the Pledges would rank behind any security interest under the Existing Second Ranking High Yield Interest Pledge Agreements the priority to any realisation proceeds as agreed upon in the Priority Agreement shall remain unaffected.

(d)	Any security interest constituted under the Existing Senior Interest Pledge Agreements and the Existing Second Ranking High Yield Interest Pledge Agreements and any other term and agreement of any of Existing Senior Interest Pledge Agreements and the Existing Second Ranking High Yield Interest Pledge Agreements shall remain unaffected by the terms of and any security interest constituted under this Agreement.

4.	SECURITY PURPOSE

The Pledges are constituted in order to secure the prompt and complete satisfaction of any and all Secured Claims.

5.	DISTRIBUTIONS

5.1	Extent of the Pledge

The Pledge constituted by this Agreement includes the present and future rights of the Pledgor to receive

(a)	distributions (Entnahmen), if any, payable on any of the Interests; and

(b)	liquidation proceeds, consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease, any compensation in case of termination (Kündigung) or withdrawal (Austritt) of the Pledgor of the Company (Abfindungsanspruch bei Ausscheiden), the surplus in case of surrender (Preisgabe) and all other pecuniary claims associated with any of the Interests.

5.2	Entitlement to Distributions

Notwithstanding that the right to receive and make distributions (Entnahmen) are pledged hereunder, the Pledgor shall be entitled to make, receive and retain all such distributions until the requirements for enforcement referred to under Clause 7 below are met and unless the Facility Agent has notified the Pledgor that any distributions in respect of the Interests are no longer permitted to be made by the Pledgor, in which case such distributions are to be made to the Security Agent.

5.3	Pledgees’ Rights

Notwithstanding Clause 5.2 above:

(a)	distributions paid or payable to the Pledgor other than in cash and other property received, receivable or otherwise distributed in respect of or in exchange for the Interests;

(b)	other distributions paid or payable to the Pledgor in cash in respect of the Interests in connection with the partial or total liquidation or dissolution or in connection with the reduction of capital, capital surplus or paid-in surplus; and

(c)	cash paid, payable or otherwise distributed to the Pledgor in respect of principal of, or in redemption of, or in exchange for the Interests;

(d)	distributions paid to the Security Agent in accordance with Clause 5.2 above,

shall be and shall forthwith be delivered to the Security Agent for itself and for the other Pledgees to be held as security and shall, if received by the Pledgor, be received as holder for the Pledgees and segregated from the other property or funds of the Pledgor and be forthwith delivered to the Security Agent for itself and for the Pledgees as security in the same form as so received (with any necessary endorsement). Any further reaching obligations of the relevant Company and/or the Pledgor in respect of the use of profits and/or distributions shall not be affected by this Clause 5.3.

6.	EXERCISE OF VOTING RIGHTS

6.1	Voting Rights

The voting rights resulting from the Interests remain with the Pledgor. This shall, however, not affect the obligations of the Pledgor under Clause 7.1 below. The Pledgor, however, shall at all times until the full and complete satisfaction of all Secured Claims or the release of the Pledges be required, in exercising its voting rights, to act in good faith to ensure that the Pledges are not in any way adversely affected.

6.2	Impairment

The Pledgor shall not take, or participate in, any action which impairs, or which would for any other reason be inconsistent with, the security interest of the Pledgees or the security purpose as described in Clause 4 hereof or which would defeat, impair or circumvent the rights of the Pledgees hereunder in each case in any respect.

6.3	Information by the Pledgor

The Pledgor shall inform the Security Agent promptly of all other actions concerning the Company which might adversely affect the security interest of the Pledgees. In particular, the Pledgor shall notify the Security Agent forthwith of any partners’ meeting at which a resolution is intended to be adopted which could be expected to have an adverse effect upon the Pledges. In any event the Security Agent shall promptly receive, as soon as they are available, a copy of the convocation notice for such ordinary or extraordinary partners’ meeting setting forth the agenda (to the extent it relates to such resolution) and all applications and decisions to be taken and the minutes of any such partners’ meeting (in each case to the extent they relate to such resolution).

7.	ENFORCEMENT OF PLEDGES

7.1	Pledgees’ Rights

(a)	If (i) an Event of Default has occurred, (ii) the requirements set forth in §§ 1204 et seq. of the German Civil Code (Bürgerliches Gesetzbuch) with regard to the enforcement of pledges are met (Pfandreife), and (iii) the Event of Default has not been remedied within 5 Business Days following the receipt of a notification in accordance with Clause 7.1(b), the Pledgees may enforce any of the Pledges (or any part thereof) through the Security Agent by way of public auction (öffentliche Versteigerung) or in any other way permitted under German law, in all cases notwithstanding § 1277 of the German Civil Code without any enforceable judgement or other instrument (vollstreckbarer Titel).

(b)	The Security Agent shall notify the Pledgor of the intention to realise any of the Pledges over the Interests not less than 5 (five) Business Days before the date on which the respective Pledge is intended to be realised. The Pledgor expressly agrees that in the event of a realisation by way of public auction 5 (five) Business Days prior written notice of the place and time of any such public auction shall be sufficient. The public auction may be held at any place in Germany which will be determined by the Security Agent.

(c)	If the Security Agent should seek to enforce any of the Pledges pursuant to, and in accordance with Clause 7.1(a) above, the Pledgor shall, at his own expense, render forthwith all assistance necessary in order to facilitate the prompt sale of the Interests or any part thereof and/or the exercise by the Security Agent of any other right the Pledgees may have under German law.

(d)	The Pledges will be realised to the extent necessary to discharge in full the Secured Claims. The Pledgees shall at all times until the full and complete satisfaction of all the Secured Claims in exercising their rights under this Agreement take into consideration the legitimate interests of the Pledgor.

(e)	In derogation of § 1225 of the German Civil Code, in the event of enforcement of any of the Pledges, no rights of the Pledgees shall pass to the Pledgor by subrogation or otherwise unless and until all of the Secured Claims have been satisfied and discharged in full. Until then, the Security Agent shall be entitled to treat all enforcement proceeds as additional collateral for the Secured Claims, notwithstanding its right to seek satisfaction from such proceeds at any time.

(f)	After the complete unconditional, irrevocable and full payment and discharge of all Secured Claims any remaining proceeds resulting from the enforcement of any of the Pledges (or part thereof) shall be transferred to the Pledgor at the cost and expense of the Pledgor.

7.2	Ancillary Rights

Provided that the requirements for enforcement referred to under Clause 7.1(a) above are met, all payments based on ancillary rights attributed to the Interests may be applied by the Security Agent in satisfaction in whole or in part of the Secured Claims notwithstanding the Pledgees’ right to treat such payments as additional collateral.

7.3	Application of Proceeds

(a)	The proceeds resulting from the enforcement of the Pledge must be applied by the Security Agent in the following order of priority:

(b)	first, in or towards payment of, or provision for, all costs and expenses incurred by the Security Agent in connection with the enforcement of the Pledge; and

(c)	second, in or towards payment of the Secured Claims by transferring the proceeds to the Facility Agent for distribution.

(d)	The Security Agent may determine which part of the Security, if applicable, shall be used to satisfy the Secured Claims.

7.4	Release of Pledged Rights

Upon the full and complete satisfaction of all Secured Claims the Security Agent shall confirm to the Pledgor upon request that the Interests are released from the Pledges and retransfer to the Pledgor any documents received by the Security Agent or any designee pursuant to Clause 7.1(f) hereof.

8.	UNDERTAKINGS OF THE PLEDGOR

8.1	Undertakings

The Pledgor undertakes

(a)	to notify the Security Agent promptly of any change in the partnership of, or the capital contributions to, the Company or of any change in the partnership agreement (Gesellschaftsvertrag) or any registrations in the commercial register other than with respect to holders of a statutory power of attorney (Prokura);

(b)	to notify the Security Agent promptly of any event or circumstance other than interpretation of law which affects or is reasonably likely to affect the validity or enforceability of the security interest granted hereunder;

(c)	to effect promptly any payments to be made to the Company in respect of the Interests;

(d)	at its own expense, to execute and do all such assurances, acts and things as the Security Agent may reasonably require:

(i)	for perfecting or protecting the security intended to be afforded by this Agreement; and

(ii)	if the Pledges have become enforceable pursuant to Clause 7.1, for facilitating the realisation of all or any part of the Interests which are subject to this Agreement and the exercise of all powers, authorities and discretions vested in the Security Agent, and in particular to execute all transfers, conveyances, assignments and releases of that property whether to the Security Agent or to its nominees and give all notices, orders and directions which the Security Agent may reasonably think expedient;

(e)	at the Security Agent’s reasonable request, to furnish to the Security Agent such information concerning the Interests as is available to the Pledgor, to permit the Security Agent and its designees to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgor which pertain to the Interests on reasonable notice and during normal business hours, and, upon the reasonable request of the Security Agent, to deliver to the Security Agent copies of all such records and papers;

(f)	to refrain from any acts or omissions which might have an adverse effect on the validity or enforceability of the Pledges or the effect of which results in the Interests ceasing to exist; and

(g)	that all Future Interests will be fully paid and that there will be no obligation for any partner to make additional contributions.

8.2	Pledges over all Interests

The Security Agent may at all times for itself and for the Pledgees request to hold a pledge over all Interests held by the Pledgor (and in the case of a merger an equivalent security interest over the shares or interests in the surviving or, as the case may be, the new company) in accordance with all terms of this Agreement.

9.	REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Pledgees that:

(a)	except for the limited partner’s interest held by the Second Limited Partner, the Existing Interests pledged hereunder are the only limited partner’s interests in the Company in existence at the date thereof;

(b)	except for the requirement of a written approval by all holders of a partnership interest in the Company which approval has been given and except for any restrictions under the Existing Senior Interest Pledge Agreements and/or the Existing Second Ranking High Yield Interest Pledge Agreements, the Pledgor is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, any of the Interests;

(c)	all necessary corporate action has been taken to authorise the entry into and delivery of this Agreement;

(d)	the Existing Interests are fully paid and there is no obligation for the Pledgor to make additional contributions;

(e)	except for any rights under the Existing Senior Interest Pledge Agreements and/or the Existing Second Ranking High Yield Pledge Agreements the Existing Interest is free from any rights of third parties;

(f)	no third party has any pre-emption rights for interests in the Company; and

(g)	there is no party (other than the Pledgor) which is entitled to participate in the profits or revenues of the Company.

10.	RELEASE OF SECURITY

Even prior to the full and complete satisfaction of all Secured Claims, the Security Agent is obliged to release upon the Pledgor’s request all or part of the Security insofar as the realisable value of the Security and any other security given to the Security Agent or the other Finance Parties with respect to the Secured Claims exceeds, not only temporarily, the Secured Claims by more than 10%. The Security Agent may, at its discretion, determine which part of the Security shall be released.

11.	INDEMNITY

11.1	Liability for Damages

Neither the Security Agent nor the Pledgees shall be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Agent.

11.2	Indemnification

The Pledgor will indemnify the Security Agent and each of the Pledgees and keep the Security Agent and each of the Pledgees indemnified against any losses, actions, claims, expenses, demands and liabilities which may be incurred by or made against the Security Agent and/or each of the Pledgees as a result of any breach of the Pledgor of any of its obligations or undertakings contained herein except to the extent that such losses, actions, claims, expenses, demands or liabilities have resulted from the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Pledgees or the Security Agent.

11.3	This Clause 11 shall survive the termination of this Agreement under Clause 12 or otherwise.

12.	DURATION AND INDEPENDENCE

12.1	Duration

This Agreement shall remain in full force and effect until the full and complete satisfaction of the Secured Claims. None of the Pledges shall cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

12.2	Continuing Security

This Agreement shall create a continuing security which means that no change or amendment whatsoever in any Finance Document or in any document or agreement related to it shall affect the validity of this Agreement.

12.3	Independence

This Agreement is independent from any other security or guarantee which may have been or will be given to the Security Agent and/or any of the other Pledgees with respect to any obligation of any of the Obligors under the Finance Documents. None of such other securities or guarantees shall prejudice, or shall be prejudiced by, or shall be merged in any way with, this Agreement.

13.	COSTS AND EXPENSES

Any notarial fees and expenses incurred in connection with the execution of this Agreement shall be borne by the Pledgor. The Pledgor must pay to each Finance Party the amount of all costs and expenses (including the costs and expenses of legal advisers) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

14.	PARTIAL INVALIDITY; WAIVER

14.1	Invalidity

If any provision of this Agreement or any part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof. The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision.

In particular the Pledges shall not be affected and shall in any event extend to any and all Interests in the Company even if the number or nominal value of any of the Existing Interests or the liable capital of the Company as stated in Clause 2.1 are inaccurate and deviate from the actual facts.

14.2	Waiver

(a)	The Pledgor hereby waives its rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to §§ 1211 and 770(1) and (2) of the German Civil Code. No failure to exercise, nor any delay in exercising, on the part of the Security Agent or the Pledgees (or any of them), any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

(b)	The Pledgor hereby irrevocably waives any rights which may pass to the Pledgor by subrogation or otherwise, including but not limited to, any recourse claim against any Obligor (Verzicht auf Rückgriffsansprüche) which it may obtain (i) in the event that the Pledgor repays any debt of any other Obligor under any of the Finance Documents, or (ii) in the event of enforcement of any of the Pledges created hereunder.

15.	AMENDMENTS

Changes and amendments of this Agreement including this Clause 15 shall be made in writing.

16.	NOTICES AND THEIR LANGUAGE

16.1	Notices

Any notice or other communication under or in connection with this Agreement to the Pledgor or the Security Agent and/or the Pledgees shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, set forth in Schedule 1 hereto or such other address or facsimile number as is notified by that party for this purpose to the Security Agent from time to time.

16.2	Language

Unless otherwise agreed from time to time, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

17.	APPLICABLE LAW; JURISDICTION

17.1	Governing Law

This Agreement (including any non-contractual obligations arising out of or in connection with this Agreement) shall be governed by and construed in accordance with the laws of Germany.

17.2	Jurisdiction

The place of jurisdiction (including any non-contractual obligations arising out of or in connection with this Agreement)for all Parties shall be Frankfurt am Main, Germany. The Security Agent, however, shall also be entitled to take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor or any of its assets.

18.	NOTIFICATION

The Pledgor and the Pledgees hereby notify the Company of the Pledges and the Company hereby acknowledges the Pledges.

APPENDIX C. 6

SUPPLEMENTAL INTEREST PLEDGE AGREEMENT

RELATING TO THE INTERESTS IN

KABEL DEUTSCHLAND VERMÖGEN BETEILIGUNGS GMBH & CO KG

4 FEBRUARY 2010

between

KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG

as Pledgor

and

THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT

as Security Agent

and

THE OTHER FINANCE PARTIES

Allen & Overy LLP

THIS SUPPLEMENTAL INTEREST PLEDGE AGREEMENT (the Agreement) is made on 4 February 2010

BETWEEN

(1)	KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902,

(the Pledgor)

on one side; and

(2)	THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstraße 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147,

(the Security Agent); and

(3)	the other FINANCE PARTIES (as defined in Clause 1.1 below),

on the other side.

The Security Agent and each Original Finance Party (as defined below) are hereinafter referred to individually as an Original Pledgee and together as the Original Pledgees.

The Pledgor and the Pledgees (as defined below) are hereinafter collectively referred to as the Parties.

WHEREAS:

(A)	The Lenders (as defined below) have consented to an amendment to the Credit Agreement (as defined below) contemplated by an amendment letter entered into on 1 February 2010 (the Credit Agreement Amendment Letter) between, amongst others, Kabel Deutschland GmbH and The Royal Bank of Scotland plc as facility agent pursuant to which the Credit Agreement (as defined below) has been amended and supplemented.

(B)	The Security Agent is the joint and several creditor (together with, inter alia, any and all of the Finance Parties (as defined below) of each and every payment obligation of any Obligor (as defined below) towards each and any of, inter alia, the Finance Parties (as defined below) under the Finance Documents (as defined below) and accordingly the Security Agent will have its own independent right to demand performance by the relevant Obligor (as defined below) of those obligations when due (the Joint and Several Creditor Claim).

(C)	It is a condition to the Lenders consenting to the terms of, inter alia, the Credit Agreement Amendment Letter that the Pledgor enters into this Agreement.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Agreement:

Accounting Principles means accounting principles, policies, standards, bases and practices which, as at the date of the Credit Agreement, are in accordance with the German generally accepted accounting principles (Grundsätze ordnungsgemäßer Buchführung und Bilanzierung).

Acquisition means

(a)	any one or more acquisition by KDVS of assets comprising cable television networks and/or subscribers and/or related assets (and/or shares or equity interests in persons owning such assets (directly or indirectly)) from members of the Orion Group or from persons in which members of the Orion Group have a significant equity interest; and

(b)	any acquisition under the Tele Columbus/ewt SPA.

Additional Borrower means a member of the Group which becomes a borrower under the Credit Agreement after the date of this Agreement.

Additional Facility means an Add-On Facility or an External Facility.

Add-On Facility Accession Agreement means

(a)	the Tele Columbus/ewt Add-On Facility Accession Agreement;

(b)	any Add-on Facility Accession Agreement – Facility A1;

(c)	any Add-on Facility Accession Agreement – Facility C1; and

(d)	any other accession deed pursuant to which any person or entity accedes to the Credit Agreement as provider of an Add-On Facility.

Add-On Facility Accession Agreement – Facility A1 means each English law governed add-on facility accession agreement each dated 3 February 2010 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which the Facility A1 shall be made available.

Add-On Facility Accession Agreement – Facility C1 means each English law governed add-on facility accession agreement each dated 3 February 2010 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which Facility C1 shall be made available.

Add-On Facility means

(a)	the Facility A1;

(b)	the Facility C;

(c)	the Facility C1;

(d)	any loan facility which refinances any and all outstandings under the Facility B of the Credit Agreement; and

(e)	any other additional loan facility provided under the Credit Agreement which has Eligible Terms.

Add-On Facility Lender means:

(a)	an Original Add-On Facility Lender; or

(b)	any person or entity which has become a lender under an Add-On Facility.

Administrative Party means a Mandated Lead Arranger, the Facility Agent or the Security Agent.

Ancillary Facility means any facility or financial accommodation (including any overdraft, foreign exchange, guarantee, bonding, documentary or standby letter of credit, credit card or automated payments facility) established by a Lender in place of all or parts of its respective facility commitment.

Ancillary Facility Document means any document evidencing any Ancillary Facility.

Ancillary Lender means any lender providing for an Ancillary Facility.

Ancillary Outstandings means, at any time and with respect to any Ancillary Facility of any Ancillary Lender, the aggregate of all of the following amounts (as calculated by that Ancillary Lender) outstanding at that time under that Ancillary Facility:

(a)	all amounts of principal then outstanding under any overdraft, cheque drawing or other account facilities determined on a gross basis unless such facilities are made available on the basis of netting arrangements satisfactory to the Ancillary Lender in which case, such outstanding principal amounts shall be determined on the net debt basis used by that Ancillary Lender;

(b)	the maximum potential liability (excluding amounts stated to be in respect of interest and fees) under all guarantees, bonds and letters of credit then outstanding under that Ancillary Facility; and

(c)	in respect of any other facility or financial accommodation, such other amount (excluding interest and similar charges) as fairly represents the aggregate exposure of that Ancillary Lender under that facility or accommodation, as reasonably determined by that Ancillary Lender from time to time in accordance with its usual banking practice for facilities or accommodation of the relevant type.

BGB means the German Civil Code (Bürgerliches Gesetzbuch).

Borrower means KDVS or an Additional Borrower.

Business Day means a day (other than a Saturday or a Sunday) on which banks are open for general business in London and Frankfurt am Main and which is also a TARGET Day.

Company means Kabel Deutschland Vermögen Beteiligungs GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 84471

Commitment Letter means the commitment letter dated on or about the date of the Credit Agreement between the Mandated Lead Arrangers, the Original Lenders, KDG and KDVS.

Compliance Certificate means any compliance certificate issued or to be issued by any Obligor in connection with the Credit Agreement setting out the compliance with certain financial ratios and/or covenants.

Core Business means:

(a)	the provision of cable related services in Germany over the cable network of the Group and services ancillary thereto (for the avoidance of doubt including analogue television, digital television, telephony and internet access);

(b)	any other business carried on by the Group as at the date of the Credit Agreement; and

(c)	the provision of administrative and information technology services incidental to the businesses identified in paragraphs (a) and (b) above.

Credit Agreement means the senior credit agreement dated 13 March 2006, as amended and restated by an amendment letter dated 19 July 2007 and as further amended and supplemented by the Credit Agreement Amendment Letter, between, amongst others, the Mandated Lead Arrangers, the Facility Agent, The Royal Bank of Scotland plc as security agent, KDVS, KDG and the Original Lenders providing for EUR 1,475,000,000 senior credit facilities and up to EUR 2,275,000,000 Add-On Facilities.

Eligible Terms means, in respect of any Additional Facility:

(a)	the final maturity date of that Additional Facility must be a date not earlier than falling at least six months after 31 March 2014 (except that the Facility A1 and Facility C1 and any revolving facility provided under and/or in connection with the Credit Agreement may have a maturity date of 31 March 2014);

(b)	there must be no amortisation required in respect of that Additional Facility;

(c)	subject to paragraph (d) below, that Additional Facility must be a term facility (which, in the case of an External Facility, may include notes, bonds or any other term credit arrangement which is not capable, by its terms, of being repaid or prepaid and redrawn before the date falling at least six months after 31 March 2012 (it being acknowledged that such arrangement may have customary change of control, voluntary prepayment, asset sale and similar prepayment provisions)); and

(d)	the purpose must be to fund a Permitted Acquisition or to refinance all or part of any facility (including without limitation the Facility B) or to replace any commitment under the Credit Agreement, and for the avoidance of any doubt, an Additional Facility which refinances the Facility B or replaces a commitment in relation to the Facility B may be a revolving facility;

(e)	(in the case of an Additional Facility the purpose of which is to fund a Permitted Acquisition) the principal amount of that Additional Facility (together with the principal amount of all other Additional Facilities) may not exceed the maximum amount which, if fully utilised on the date of completion of the relevant Permitted Acquisition, would not result in any breach of certain financial covenant ratios;

(f)

the liabilities of the obligors thereunder are to be treated and rank as a senior debt under the Priority Agreement and to have the benefit of all relevant Security Documents (whether through execution of new documents or amendment to existing documents) or (in each case) to have such lower ranking as is agreed by all the lenders of that Additional Facility. For these purposes relevant Security Documents means Security Documents comprising the same assets and shares comprised in Security Documents executed prior to the establishment of that Additional Facility, it being acknowledged that prior-ranking Security Documents will remain in place (with the proceeds of enforcement of all Security Documents subject to the sharing provisions of the Priority Agreement).

Escaline means Escaline S.à r.l., a limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its business address at: 46A, Avenue John F. Kennedy, Luxembourg and being registered with the Luxembourg trade register under registration number B 111 789.

Euro, euro, EUR or € means the single European currency introduced 1 January 1999.

Existing Interest(s) shall have the meaning ascribed to that term in Clause 2.1 below.

Existing Senior Interest Pledge Agreement means the relevant interest pledge agreement between, amongst others, the Pledgor and the Security Agent and others as pledgees under the notarial deed (roll of deeds No. G 241/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006.

Existing Second Ranking High Yield Interest Pledge Agreement means the interest pledge agreement between, amongst others, the Pledgor and the Security Agent and others as pledgees under the notarial deed (roll of deeds No. G 244/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006.

Existing Supplemental Senior Interest Pledge Agreement means the supplemental interest pledge agreement relating to the interests in Kabel Deutschland Vermögen GmbH & Co. KG dated on or about the date of this Agreement between, amongst others, Kabel Deutschland Vertrieb und Service GmbH & Co. KG as pledgor and The Royal Bank of Scotland as security agent and others as pledgees.

External Facility means any credit agreement which has Eligible Terms.

Event of Default means an event of default under any of the Finance Documents, which entitles the Facility Agent to declare that all or part of any amounts outstanding under the Finance Documents or any of them are immediately due and payable, or payable on demand.

Facility Agent means The Royal Bank of Scotland plc, Niederlassung Frankfurt, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstraße 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147.

Facility A is a term loan facility made available under the terms of the Credit Agreement.

Facility A1 means the English law governed up to EUR 1,150,000,000 term loan facility made or to be made available to KDVS and/or KDG as an add-on facility under the Credit Agreement for the purposes of, inter alia, repaying any and all outstandings under the Facility A.

Facility B is a revolving credit facility made available under the terms of the Credit Agreement.

Facility C means the English law governed EUR 650,000,000 term loan facility made or to be made available to KDVS for the purposes of paying any of its payment obligations in connection with the Acquisition.

Facility C1 means the English law governed up to EUR 650,000,000 term loan facility made or to be made available to KDVS and/or KDG as an add-on facility under the Credit Agreement for the purposes of, inter alia, repaying any and all outstandings under Facility C.

Fee Letter means any letter entered into by reference to the Credit Agreement between one or more Administrative Parties and an Obligor setting out the amount of certain fees which are payable, inter alia, in relation to the Credit Agreement.

Finance Document means:

(a)	the Credit Agreement;

(b)	the Commitment Letter;

(c)	a Fee Letter;

(d)	an Obligor Accession Deed;

(e)	a Transfer Certificate;

(f)	an Ancillary Facility Document;

(g)	the Hedging Letter;

(h)	an Add-On Facility Accession Agreement;

(i)	a Hedging Document;

(j)	a Security Document;

(k)	the Priority Agreement;

(l)	a Compliance Certificate;

(m)	a Request; and

(n)	any other document designated as such by the Facility Agent and KDG.

Finance Party means an Administrative Party, an Underwriter, a Lender or a Hedging Bank.

Future Pledgee means any person that becomes a party to any Finance Document as Finance Party after the date of this Agreement.

Future Interests means any and all interests in the Company, other than the Existing Interests, which the Pledgor may acquire and/or receive otherwise by any cause at law in future.

Germany means the Federal Republic of Germany.

Group means KDG and its Subsidiaries (but excluding any Unrestricted Subsidiary).

Hedging Letter means a letter dated on or about the original date of the Credit Agreement between KDG, the Mandated Lead Arrangers and the Facility Agent relating to the interest and currency hedging to be effected by the Group and any other letter designated as such by KDG and the Facility Agent which amends or supplements the terms of that letter.

Hedging means any interest rate or currency swap, derivative transaction or hedging facility.

Hedging Bank means:

(a)	each Original Hedging Bank; or

(b)	each party (other than an Obligor) which shall at any relevant time be or become a party to any Hedging Document.

Hedging Document means

(a)	each master agreement, confirmation or other document evidencing any Hedging provided by a Hedging Bank to an Obligor; or

(b)	otherwise entered into on the basis that under the terms of the Finance Documents any party to such document (other than an Obligor) in such regard becomes entitled to the benefit of, among other things, any security interest created under this Agreement.

Interests means the Existing Interests and the Future Interests.

KDG means Kabel Deutschland GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRB 145837.

KDG Merger means a merger (whether by way of statutory merger, collapse merger or by any other cause at law) between KDVS and KDG.

KDVS means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Lender means:

(a)	any Original Lender;

(b)	any Original Add-On Facility Lender; or

(c)	any person which becomes a lender after the date of this Agreement,

but only for so long as it has any outstanding commitment or participation in any loan provided under the Credit Agreement or Ancillary Outstanding or any amount is owed to it (whether actually or contingently) in its capacity as lender.

Mandated Lead Arranger means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs International; and

(d)	J.P. Morgan plc.

Obligor means KDG or a Borrower.

Obligor Accession Deed means a deed of accession pursuant to which any person or entity accedes, inter alia, to the Credit Agreement as Additional Borrower.

Original Add-On Facility Lender means each of the entities listed in Schedule 2 Part 2 of this Agreement.

Original Directly Secured Lender means each of the entities listed in Schedule 3 of this Agreement.

Original Finance Party means

(a)	each Administrative Party,

(b)	each Underwriter,

(c)	each Original Directly Secured Lender;and

(d)	each Original Hedging Bank.

Original Hedging Bank means each of:

(a)	Goldman Sachs International;

(b)	Morgan Stanley Capital Services Inc.;

(c)	Société Générale;

(d)	Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A.;

(e)	The Royal Bank of Scotland plc;

(f)	BNP Paribas S.A.;

(g)	Deutsche Bank AG, London;

(h)	HSBC Bank plc;

(i)	Calyon S.A.; and

(j)	Bank of Scotland plc.

Original Lender means each of the entities listed in Schedule 2 Part 1 of this Agreement.

Orion Group means, at any time, companies or other persons directly or indirectly controlled by Escaline or any of its subsidiaries at that time.

Permitted Acquisition means any one or more acquisitions by KDVS, and following the effectiveness of the KDG Merger, the surviving entity of such KDG Merger, or any of its wholly-owned Subsidiaries (except for any Unrestricted Subsidiary) of any issued voting share capital or other ownership interests in a limited liability company or limited liability partnership or of any existing business carried on as a going concern where the acquired company or partnership and each of its material Subsidiaries carries on its business, or the acquired business is carried on, principally in the Core Business in Germany provided that, inter alia, the consideration for such acquisition does not exceed, when aggregated with the considerations for each other such permitted acquisitions since the date of the Credit Agreement, Euro 800,000,000.

Pledge means each of the pledges constituted under Clause 2.2.

Pledgee means each Original Pledgee and any Future Pledgee (together the Pledgees).

Priority Agreement means the priority agreement originally dated 29 March 2004, as amended and restated pursuant to a supplemental agreement dated 27 May 2004, as further amended and restated by a supplemental agreement dated 1 July 2004 and as further amended and restated by a supplemental agreement dated 9 May 2006 made between, amongst others, KDG, KDVS, the Facility Agent and the Lenders are parties in connection with the Credit Agreement.

Request means any request for the draw down of any credit facility under the Credit Agreement by any Obligor.

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of any of the Finance Parties against any of the Obligors under the Finance Documents, each as amended, restated, varied, supplemented, novated or extended from time to time, including, without limitation, any Joint and Several Creditor Claim, any increase of principal or interest, in each case together with all costs, charges and expenses incurred by the Finance Parties (or any of them) in connection with the protection, preservation or enforcement of their respective rights under the Finance Documents.

Security means any and all security granted to secure the Secured Claims.

Security Document means any document evidencing or creating security over any asset of any Obligor to secure any obligation of any Obligor to a Finance Party under any Finance Document referred to under (a) to (i) and (k) to (n) of the definition of “Finance Document”.

Security Trust Agreement means the agreement originally dated 12 May 2006, as amended and supplemented by a supplemental agreement in relation to certain German security documents dated on or about the date of this Agreement, between, amongst others, KDG and KDVS as security grantors, the Security Agent and the other Finance Parties pursuant to which, inter alia, the Security Agent has been appointed to act as trustee (Treuhänder) under German law in relation to any German law governed Security Document.

Subsidiary means any of:

(a)	an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership, and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise; or

(b)	an entity consolidated for the purpose of the financial statements of any person pursuant to the Accounting Principles.

Tele Columbus/ewt Add-On Facility Accession Agreement means the English law governed add-on facility accession agreement dated 24 October 2007 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which Facility C has been made available.

Tele Columbus/ewt SPA means the German law governed share purchase agreement dated 17/18 September 2007 (Roll of Notarial Deeds No. 1049/2007) of notary public Dr. Gerhard Limberger, having his offices in Frankfurt a.M., Germany), as amended by notarial deeds No. 1050/2007 and

1051/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M., as further amended by notarial deed no. 691/2007 of notary public Dr. Wolfgang Hauser, Frankfurt a.M., as further amended by notarial deed No. 1679/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M., as further amended by notarial deed No. 217/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M. and as amended by an amendment and substitution agreement dated 18 April 2008 (A. Prot. 2008/55 of the notary public Ayesha Curmally, Basel, Switzerland) the Substitution Agreement) made between Kabel Deutschland Erste Beteiligungsgesellschaft mbH as original purchaser (now replaced by the terms of the Substitution Agreement by KDVS as new purchaser) and Tele Columbus GmbH and ewt Holding GmbH as sellers pursuant to which all shares in, inter alia, the Companies have been sold to Kabel Deutschland Erste Beteiligungsgesellschaft mbH as purchaser (now replaced by KDVS as purchaser pursuant to the terms of the Substitution Agreement).

Underwriter means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs Credit Partners L.P.; and

(d)	JPMorgan Chase Bank, N.A.

Unrestricted Subsidiary means any Subsidiary of KDVS or KDG (which is not an Obligor) nominated by KDVS to the Facility Agent at any time when no Event of Default is outstanding.

TARGET Day means a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System is open for the settlement of payments in Euro.

Transfer Certificate means any transfer certificate pursuant to which any rights under the Credit Agreement shall be transferred by novation or otherwise to any new lender.

1.2	Construction

(a)	In this Agreement, unless the contrary intention appears, a reference to:

(i)	the Security Agent means the Security Agent acting as agent for and on behalf of the Pledgees unless otherwise provided herein; and

(ii)	promptly means promptly (unverzüglich) as contemplated in § 121 (1) BGB.

(b)	Where the context so admits, the singular includes the plural and vice versa.

(c)	The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(d)	Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

(e)	References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

2.	PLEDGES

2.1	Pledged Limited Partner’s Interest

(a)	The Pledgor is the only limited partner (Kommanditist) of the Company as of the date of this Agreement.

(b)	The Company’s sole general partner (Komplementär) is Kabel Deutschland Vermögen Beteiligungs Verwaltungs GmbH which does not hold any interest (Kapitalanteil) in the Company.

(c)	The Pledgor holds all limited partners’ interests (Kommanditanteile/Mitgliedschaft) representing 100% of the capital interests in the Company (the Existing Interests). Its capital interest (Kapitalanteil) currently amounts to EUR 1,000 (in words: Euro one thousand) and its liable capital (Haftsumme) amounts to EUR 1,000 (in words: Euro one thousand).

(d)	The Existing Interests are fully paid up. There is no obligation for the Pledgor to make any additional contributions.

2.2	Constitution of Pledges

(a)	The Pledgor hereby pledges the Interests to each of the Original Pledgees and to each Future Pledgee for their rateable interest as security.

(b)	Each of the Original Pledgees hereby accepts the Pledge. In addition, the Security Agent accepts each of the Pledges for and on behalf of each Future Pledgee hereunder as proxy without power of attorney (Vertreter ohne Vertretungsmacht). Each Future Pledgee will ratify such acceptance for itself by executing an accession agreement to the Security Trust Agreement thereby becoming a Pledgee. All Parties hereto confirm that the validity of any of the Pledges constituted hereunder shall not be affected by the Security Agent acting as proxy without power of attorney for each Future Pledgee.

3.	INDEPENDENT PLEDGES

(a)	The validity and effect of each of the Pledges shall be independent from the validity and the effect of any of the other Pledges created hereunder and is in addition, and without any prejudice, to any other security which any and all of the Pledgees may now or hereafter hold in respect of the Secured Claims. Each of the Pledges to each of the Pledgees shall be separate and individual pledges. Each of the Pledges shall rank pari passu to each other Pledge created hereunder.

(b)	The Parties agree that the fact that the Interests have already been pledged pursuant to the Existing Senior Interest Pledge Agreement and the Existing Second Ranking High Yield Interest Pledge Agreement shall not in any way prejudice the creation of the Pledges under and pursuant to this Agreement, in respect of which the Parties confirm their common understanding that they rank behind (nachrangig) to any security interest constituted under the Existing Senior Interest Pledge Agreement and the Existing Second Ranking High Yield Interest Pledge Agreement., as long as any security interest constituted under the Existing Senior Interest Pledge Agreement and/or the Existing Second Ranking High Yield Interest Pledge Agreement are in full force and effect The Parties confirm that it is understood between them that the enforceability of the Pledges, to the extent the Pledges relate to monetary receivables, is limited by operation of law as long as it is encumbered with any security interest constituted under the Existing Senior Interest Pledge Agreement and the Existing Second Ranking High Yield Interest Pledge Agreement.

(c)	The Parties further acknowledge that although the Pledges would rank behind any security interest under the Existing Second Ranking High Yield Interest Pledge Agreement the priority to any realisation proceeds as agreed upon in the Priority Agreement shall remain unaffected.

(d)	Any security interest constituted under the Existing Senior Interest Pledge Agreement and the Existing Second Ranking High Yield Interest Pledge Agreement and any other term and agreement of any of Existing Senior Interest Pledge Agreement and the Existing Second Ranking High Yield Interest Pledge Agreement shall remain unaffected by the terms of and any security interest constituted under this Agreement.

4.	SECURITY PURPOSE

The Pledges are constituted in order to secure the prompt and complete satisfaction of any and all Secured Claims.

5.	DISTRIBUTIONS

5.1	Extent of the Pledge

The Pledge constituted by this Agreement includes the present and future rights of the Pledgor to receive

(a)	distributions (Entnahmen), if any, payable on any of the Interests; and

(b)	liquidation proceeds, consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease, any compensation in case of termination (Kündigung) or withdrawal (Austritt) of the Pledgor of the Company (Abfindungsanspruch bei Ausscheiden), the surplus in case of surrender (Preisgabe) and all other pecuniary claims associated with any of the Interests.

5.2	Entitlement to Distributions

Notwithstanding that the right to receive and make distributions (Entnahmen) are pledged hereunder, the Pledgor shall be entitled to make, receive and retain all such distributions until the requirements for enforcement referred to under Clause 7 below are met and unless the Facility Agent has notified the Pledgor that any distributions in respect of the Interests are no longer permitted to be made by the Pledgor, in which case such distributions are to be made to the Security Agent.

5.3	Pledgees’ Rights

Notwithstanding Clause 5.2 above:

(a)	distributions paid or payable to the Pledgor other than in cash and other property received, receivable or otherwise distributed in respect of or in exchange for the Interests;

(b)	other distributions paid or payable to the Pledgor in cash in respect of the Interests in connection with the partial or total liquidation or dissolution or in connection with the reduction of capital, capital surplus or paid-in surplus; and

(c)	cash paid, payable or otherwise distributed to the Pledgor in respect of principal of, or in redemption of, or in exchange for the Interests;

(d)	distributions paid to the Security Agent in accordance with Clause 5.2 above,

shall be and shall forthwith be delivered to the Security Agent for itself and for the other Pledgees to be held as security and shall, if received by the Pledgor, be received as holder for the Pledgees and segregated from the other property or funds of the Pledgor and be forthwith delivered to the Security Agent for itself and for the Pledgees as security in the same form as so received (with any necessary endorsement). Any further reaching obligations of the relevant Company and/or the Pledgor in respect of the use of profits and/or distributions shall not be affected by this Clause 5.3.

6.	EXERCISE OF VOTING RIGHTS

6.1	Voting Rights

The voting rights resulting from the Interests remain with the Pledgor. This shall, however, not affect the obligations of the Pledgor under Clause 7.1 below. The Pledgor, however, shall at all times until the full and complete satisfaction of all Secured Claims or the release of the Pledges be required, in exercising its voting rights, to act in good faith to ensure that the Pledges are not in any way adversely affected.

6.2	Impairment

The Pledgor shall not take, or participate in, any action which impairs, or which would for any other reason be inconsistent with, the security interest of the Pledgees or the security purpose as described in Clause 4 hereof or which would defeat, impair or circumvent the rights of the Pledgees hereunder in each case in any respect.

6.3	Information by the Pledgor

The Pledgor shall inform the Security Agent promptly of all other actions concerning the Company which might adversely affect the security interest of the Pledgees. In particular, the Pledgor shall notify the Security Agent forthwith of any partners’ meeting at which a resolution is intended to be adopted which could be expected to have an adverse effect upon the Pledges. In any event the Security Agent shall promptly receive, as soon as they are available, a copy of the convocation notice for such ordinary or extraordinary partners’ meeting setting forth the agenda (to the extent it relates to such resolution) and all applications and decisions to be taken and the minutes of any such partners’ meeting (in each case to the extent they relate to such resolution).

7.	ENFORCEMENT OF PLEDGES

7.1	Pledgees’ Rights

(a)	If (i) an Event of Default has occurred, (ii) the requirements set forth in §§ 1204 et seq. of the German Civil Code (Bürgerliches Gesetzbuch) with regard to the enforcement of pledges are met (Pfandreife), and (iii) the Event of Default has not been remedied within 5 Business Days following the receipt of a notification in accordance with Clause 7.1(b), the Pledgees may enforce any of the Pledges (or any part thereof) through the Security Agent by way of public auction (öffentliche Versteigerung) or in any other way permitted under German law, in all cases notwithstanding § 1277 of the German Civil Code without any enforceable judgement or other instrument (vollstreckbarer Titel).

(b)	The Security Agent shall notify the Pledgor of the intention to realise any of the Pledges over the Interests not less than 5 (five) Business Days before the date on which the respective Pledge is intended to be realised. The Pledgor expressly agrees that in the event of a realisation by way of public auction 5 (five) Business Days prior written notice of the place and time of any such public auction shall be sufficient. The public auction may be held at any place in Germany which will be determined by the Security Agent.

(c)	If the Security Agent should seek to enforce any of the Pledges pursuant to, and in accordance with Clause 7.1(a) above, the Pledgor shall, at his own expense, render forthwith all assistance necessary in order to facilitate the prompt sale of the Interests or any part thereof and/or the exercise by the Security Agent of any other right the Pledgees may have under German law.

(d)	The Pledges will be realised to the extent necessary to discharge in full the Secured Claims. The Pledgees shall at all times until the full and complete satisfaction of all the Secured Claims in exercising their rights under this Agreement take into consideration the legitimate interests of the Pledgor.

(e)	In derogation of § 1225 of the German Civil Code, in the event of enforcement of any of the Pledges, no rights of the Pledgees shall pass to the Pledgor by subrogation or otherwise unless and until all of the Secured Claims have been satisfied and discharged in full. Until then, the Security Agent shall be entitled to treat all enforcement proceeds as additional collateral for the Secured Claims, notwithstanding its right to seek satisfaction from such proceeds at any time.

(f)	After the complete unconditional, irrevocable and full payment and discharge of all Secured Claims any remaining proceeds resulting from the enforcement of any of the Pledges (or part thereof) shall be transferred to the Pledgor at the cost and expense of the Pledgor.

7.2	Ancillary Rights

Provided that the requirements for enforcement referred to under Clause 7.1(a) above are met, all payments based on ancillary rights attributed to the Interests may be applied by the Security Agent in satisfaction in whole or in part of the Secured Claims notwithstanding the Pledgees’ right to treat such payments as additional collateral.

7.3	Application of Proceeds

(a)	The proceeds resulting from the enforcement of the Pledge must be applied by the Security Agent in the following order of priority:

(b)	first, in or towards payment of, or provision for, all costs and expenses incurred by the Security Agent in connection with the enforcement of the Pledge; and

(c)	second, in or towards payment of the Secured Claims by transferring the proceeds to the Facility Agent for distribution.

(d)	The Security Agent may determine which part of the Security, if applicable, shall be used to satisfy the Secured Claims.

7.4	Release of Pledged Rights

Upon the full and complete satisfaction of all Secured Claims the Security Agent shall confirm to the Pledgor upon request that the Interests are released from the Pledges and retransfer to the Pledgor any documents received by the Security Agent or any designee pursuant to Clause 7.1(f) hereof.

8.	UNDERTAKINGS OF THE PLEDGOR

8.1	Undertakings

The Pledgor undertakes

(a)	to notify the Security Agent promptly of any change in the partnership of, or the capital contributions to, the Company or of any change in the partnership agreement (Gesellschaftsvertrag) or any registrations in the commercial register other than with respect to holders of a statutory power of attorney (Prokura);

(b)	to notify the Security Agent promptly of any event or circumstance other than interpretation of law which affects or is reasonably likely to affect the validity or enforceability of the security interest granted hereunder;

(c)	to effect promptly any payments to be made to the Company in respect of the Interests;

(d)	at its own expense, to execute and do all such assurances, acts and things as the Security Agent may reasonably require:

(i)	for perfecting or protecting the security intended to be afforded by this Agreement; and

(ii)	if the Pledges have become enforceable pursuant to Clause 7.1, for facilitating the realisation of all or any part of the Interests which are subject to this Agreement and the exercise of all powers, authorities and discretions vested in the Security Agent, and in particular to execute all transfers, conveyances, assignments and releases of that property whether to the Security Agent or to its nominees and give all notices, orders and directions which the Security Agent may reasonably think expedient;

(e)	at the Security Agent’s reasonable request, to furnish to the Security Agent such information concerning the Interests as is available to the Pledgor, to permit the Security Agent and its designees to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgor which pertain to the Interests on reasonable notice and during normal business hours, and, upon the reasonable request of the Security Agent, to deliver to the Security Agent copies of all such records and papers;

(f)	to refrain from any acts or omissions which might have an adverse effect on the validity or enforceability of the Pledges or the effect of which results in the Interests ceasing to exist; and

(g)	that all Future Interests will be fully paid and that there will be no obligation for any partner to make additional contributions.

8.2	Pledges over all Interests

The Security Agent may at all times for itself and for the Pledgees request to hold a pledge over all Interests held by the Pledgor (and in the case of a merger an equivalent security interest over the shares or interests in the surviving or, as the case may be, the new company) in accordance with all terms of this Agreement.

9.	REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Pledgees that:

(a)	except for the limited partner’s interest held by the Second Limited Partner, the Existing Interests pledged hereunder are the only limited partners’ interests in the Company in existence at the date hereof;

(b)	except for the requirement of a written approval by all holders of a partnership interest in the Company which approval has been given and except for any restrictions under the Existing Senior Interest Pledge Agreement and/or the Existing Second Ranking High Yield Interest Pledge Agreement, the Pledgor is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, any of the Interests;

(c)	all necessary corporate action has been taken to authorise the entry into and delivery of this Agreement;

(d)	the Existing Interests are fully paid and there is no obligation for the Pledgor to make additional contributions;

(e)	except for any rights under the Existing Senior Interest Pledge Agreement and/or the Existing Second Ranking High Yield Pledge Agreement the Existing Interest is free from any rights of third parties;

(f)	no third party has any pre-emption rights for interests in the Company; and

(g)	there is no party (other than the Pledgor) which is entitled to participate in the profits or revenues of the Company.

10.	RELEASE OF SECURITY

Even prior to the full and complete satisfaction of all Secured Claims, the Security Agent is obliged to release upon the Pledgor’s request all or part of the Security insofar as the realisable value of the Security and any other security given to the Security Agent or the other Finance Parties with respect to the Secured Claims exceeds, not only temporarily, the Secured Claims by more than 10%. The Security Agent may, at its discretion, determine which part of the Security shall be released.

11.	INDEMNITY

11.1	Liability for Damages

Neither the Security Agent nor the Pledgees shall be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Agent.

11.2	Indemnification

The Pledgor will indemnify the Security Agent and each of the Pledgees and keep the Security Agent and each of the Pledgees indemnified against any losses, actions, claims, expenses, demands and liabilities which may be incurred by or made against the Security Agent and/or each of the Pledgees as a result of any breach of the Pledgor of any of its obligations or undertakings contained herein except to the extent that such losses, actions, claims, expenses, demands or liabilities have resulted from the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Pledgees or the Security Agent.

11.3	This Clause 11 shall survive the termination of this Agreement under Clause 12 or otherwise.

12.	DURATION AND INDEPENDENCE

12.1	Duration

This Agreement shall remain in full force and effect until the full and complete satisfaction of the Secured Claims. None of the Pledges shall cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

12.2	Continuing Security

This Agreement shall create a continuing security which means that no change or amendment whatsoever in any Finance Document or in any document or agreement related to it shall affect the validity of this Agreement.

12.3	Independence

This Agreement is independent from any other security or guarantee which may have been or will be given to the Security Agent and/or any of the other Pledgees with respect to any obligation of any of the Obligors under the Finance Documents. None of such other securities or guarantees shall prejudice, or shall be prejudiced by, or shall be merged in any way with, this Agreement.

13.	COSTS AND EXPENSES

Any notarial fees and expenses incurred in connection with the execution of this Agreement shall be borne by the Pledgor. The Pledgor must pay to each Finance Party the amount of all costs and expenses (including the costs and expenses of legal advisers) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

14.	PARTIAL INVALIDITY; WAIVER

14.1	Invalidity

If any provision of this Agreement or any part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof. The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision.

In particular the Pledges shall not be affected and shall in any event extend to any and all Interests in the Company even if the number or nominal value of any of the Existing Interests or the liable capital of the Company as stated in Clause 2.1 are inaccurate and deviate from the actual facts.

14.2	Waiver

(a)	The Pledgor hereby waives its rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to §§ 1211 and 770(1) and (2) of the German Civil Code. No failure to exercise, nor any delay in exercising, on the part of the Security Agent or the Pledgees (or any of them), any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

(b)	The Pledgor hereby irrevocably waives any rights which may pass to the Pledgor by subrogation or otherwise, including but not limited to, any recourse claim against any Obligor (Verzicht auf Rückgriffsansprüche) which it may obtain (i) in the event that the Pledgor repays any debt of any other Obligor under any of the Finance Documents, or (ii) in the event of enforcement of any of the Pledges created hereunder.

15.	AMENDMENTS

Changes and amendments of this Agreement including this Clause 15 shall be made in writing.

16.	NOTICES AND THEIR LANGUAGE

16.1	Notices

Any notice or other communication under or in connection with this Agreement to the Pledgor or the Security Agent and/or the Pledgees shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, set forth in Schedule 1 hereto or such other address or facsimile number as is notified by that party for this purpose to the Security Agent from time to time.

16.2	Language

Unless otherwise agreed from time to time, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

17.	MAINTENANCE OF LIABLE CAPITAL

17.1	Each of the Finance Parties agrees not to enforce any security interest granted under this Agreement against the Pledgor irrespective of whether the Pledgor is at the time of enforcement incorporated in Germany as a limited liability company (Gesellschaft mit beschränkter Haftung) (a German GmbH Security Grantor) or a limited partnership (Kommanditgesellschaft) of which the general partner (Komplementär) is a limited liability company (a German GmbH & Co. KG Security Grantor) (a German GmbH Security Grantor or a German GmbH & Co. KG Security Grantor each hereinafter referred to as a Relevant German Security Grantor), if and to the extent the security interests constituted under this Agreement secure obligations of a shareholder of the Relevant German Security Grantor and/or any German Affiliate (as defined below), in each case other than any direct or indirect subsidiary of the Relevant German Security Grantor, and, if and to the extent the enforcement of any security interest constituted under this Agreement would cause:

(a)	the German GmbH Security Grantor’s, or in the case of the German GmbH & Co. KG Security Grantor its general partner’s, assets (the calculation of which shall take into account the captions reflected in § 266 (2) A, B, C, D and E of the German Commercial Code (Handelsgesetzbuch)) less the German GmbH Security Grantor’s, or in case of a German GmbH & Co. KG Security Grantor its general partner’s, liabilities, provisions and liability reserves (the calculation of which shall take into account the captions reflected in § 266 (3) B, C, D and E of the German Commercial Code) (the Net Assets) to be less than the registered share capital (Stammkapital) of the German GmbH Security Grantor, or in the case of a German GmbH & Co. KG Security Grantor of the registered share capital of its general partner (Begründung einer Unterbilanz); or

(b)	an increase of a shortfall, if the Net Assets of the German GmbH Security Grantor, or in the case of a German GmbH & Co. KG Security Grantor, of its general partner, already fall short of the amount of the registered share capital (Vertiefung einer Unterbilanz).

For the purposes of calculating the Net Assets loans and other contractual liabilities incurred in violation of the provisions of the Finance Documents shall be disregarded.

17.2	In this Clause 17 (Maintenance of Liable Capital), the term German Affiliate refers to an affiliated company (verbundenes Unternehmen) of the Relevant German Security Grantor within the meaning of §§ 15 et. seq. of the German Stock Corporation Act (Aktiengesetz).

17.3	Furthermore, the Relevant German Security Grantor shall, in a situation where

(a)	it does not have sufficient assets to maintain its capital; and

(b)	the Security Agent would (but for this Clause) be entitled to enforce the security granted hereunder,

realise any and all of its assets that (i) are shown in the balance sheet with a book value (Buchwert) which is significantly lower than the market value of such assets, and (ii) are not necessary for the Relevant Company’s business (betriebsnotwendig).

17.4	Nothing in this Agreement shall be interpreted as a restriction or limitation of the enforcement of any security interest constituted under this Agreement if and to the extent such security interest constituted under this Agreement secures own obligations of the relevant German Security Grantor or obligations of any of its direct or indirect subsidiaries.

18.	APPLICABLE LAW; JURISDICTION

18.1	Governing Law

This Agreement (including any non-contractual obligations arising out of or in connection with this Agreement) shall be governed by and construed in accordance with the laws of Germany.

18.2	Jurisdiction

The place of jurisdiction (including any non-contractual obligations arising out of or in connection with this Agreement) for all Parties shall be Frankfurt am Main, Germany. The Security Agent, however, shall also be entitled to take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor or any of its assets.

19.	NOTIFICATION

The Pledgor and the Pledgees hereby notify the Company of the Pledges and the Company hereby acknowledges the Pledges.

APPENDIX C. 7

SUPPLEMENTAL INTEREST PLEDGE AGREEMENT

RELATING TO THE INTERESTS IN

KABEL DEUTSCHLAND VERMÖGEN GMBH & CO. KG

4 FEBRUARY 2010

between

KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG

as Pledgor

and

THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT

as Security Agent

and

THE OTHER FINANCE PARTIES

Allen & Overy LLP

THIS SUPPLEMENTAL INTEREST PLEDGE AGREEMENT (the Agreement) is made on 4 February 2010

BETWEEN

(1)	KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902,

(the Pledgor)

on one side; and

(2)	THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstraße 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147,

(the Security Agent); and

(3)	the other FINANCE PARTIES (as defined in Clause 1.1 below),

on the other side.

The Security Agent and each Original Finance Party (as defined below) are hereinafter referred to individually as an Original Pledgee and together as the Original Pledgees.

The Pledgor and the Pledgees (as defined below) are hereinafter collectively referred to as the Parties.

WHEREAS:

(A)	The Lenders (as defined below) have consented to an amendment to the Credit Agreement (as defined below) contemplated by an amendment letter entered into on 1 February 2010 (the Credit Agreement Amendment Letter) between, amongst others, Kabel Deutschland GmbH and The Royal Bank of Scotland plc as facility agent pursuant to which the Credit Agreement (as defined below) has been amended and supplemented.

(B)	The Security Agent is the joint and several creditor (together with, inter alia, any and all of the Finance Parties (as defined below) of each and every payment obligation of any Obligor (as defined below) towards each and any of, inter alia, the Finance Parties (as defined below) under the Finance Documents (as defined below) and accordingly the Security Agent will have its own independent right to demand performance by the relevant Obligor (as defined below) of those obligations when due (the Joint and Several Creditor Claim).

(C)	It is a condition to the Lenders consenting to the terms of, inter alia, the Credit Agreement Amendment Letter that the Pledgor enters into this Agreement.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Agreement:

Accounting Principles means accounting principles, policies, standards, bases and practices which, as at the date of the Credit Agreement, are in accordance with the German generally accepted accounting principles (Grundsätze ordnungsgemäßer Buchführung und Bilanzierung).

Acquisition means

(a)	any one or more acquisition by KDVS of assets comprising cable television networks and/or subscribers and/or related assets (and/or shares or equity interests in persons owning such assets (directly or indirectly)) from members of the Orion Group or from persons in which members of the Orion Group have a significant equity interest; and

(b)	any acquisition under the Tele Columbus/ewt SPA.

Additional Borrower means a member of the Group which becomes a borrower under the Credit Agreement after the date of this Agreement.

Additional Facility means an Add-On Facility or an External Facility.

Add-On Facility Accession Agreement means

(a)	the Tele Columbus/ewt Add-On Facility Accession Agreement;

(b)	any Add-on Facility Accession Agreement – Facility A1;

(c)	any Add-on Facility Accession Agreement – Facility C1; and

(d)	any other accession deed pursuant to which any person or entity accedes to the Credit Agreement as provider of an Add-On Facility.

Add-On Facility Accession Agreement – Facility A1 means each English law governed add-on facility accession agreement each dated 3 February 2010 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which the Facility A1 shall be made available.

Add-On Facility Accession Agreement – Facility C1 means each English law governed add-on facility accession agreement each dated 3 February 2010 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which Facility C1 shall be made available.

Add-On Facility means

(a)	the Facility A1;

(b)	the Facility C;

(c)	the Facility C1;

(d)	any loan facility which refinances any and all outstandings under the Facility B of the Credit Agreement; and

(e)	any other additional loan facility provided under the Credit Agreement which has Eligible Terms.

Add-On Facility Lender means:

(a)	an Original Add-On Facility Lender; or

(b)	any person or entity which has become a lender under an Add-On Facility.

Administrative Party means a Mandated Lead Arranger, the Facility Agent or the Security Agent.

Ancillary Facility means any facility or financial accommodation (including any overdraft, foreign exchange, guarantee, bonding, documentary or standby letter of credit, credit card or automated payments facility) established by a Lender in place of all or parts of its respective facility commitment.

Ancillary Facility Document means any document evidencing any Ancillary Facility.

Ancillary Lender means any lender providing for an Ancillary Facility.

Ancillary Outstandings means, at any time and with respect to any Ancillary Facility of any Ancillary Lender, the aggregate of all of the following amounts (as calculated by that Ancillary Lender) outstanding at that time under that Ancillary Facility:

(a)	all amounts of principal then outstanding under any overdraft, cheque drawing or other account facilities determined on a gross basis unless such facilities are made available on the basis of netting arrangements satisfactory to the Ancillary Lender in which case, such outstanding principal amounts shall be determined on the net debt basis used by that Ancillary Lender;

(b)	the maximum potential liability (excluding amounts stated to be in respect of interest and fees) under all guarantees, bonds and letters of credit then outstanding under that Ancillary Facility; and

(c)	in respect of any other facility or financial accommodation, such other amount (excluding interest and similar charges) as fairly represents the aggregate exposure of that Ancillary Lender under that facility or accommodation, as reasonably determined by that Ancillary Lender from time to time in accordance with its usual banking practice for facilities or accommodation of the relevant type.

BGB means the German Civil Code (Bürgerliches Gesetzbuch).

Borrower means KDVS or an Additional Borrower.

Business Day means a day (other than a Saturday or a Sunday) on which banks are open for general business in London and Frankfurt am Main and which is also a TARGET Day.

Company means Kabel Deutschland Vermögen GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 84511.

Commitment Letter means the commitment letter dated on or about the date of the Credit Agreement between the Mandated Lead Arrangers, the Original Lenders, KDG and KDVS.

Compliance Certificate means any compliance certificate issued or to be issued by any Obligor in connection with the Credit Agreement setting out the compliance with certain financial ratios and/or covenants.

Core Business means:

(a)	the provision of cable related services in Germany over the cable network of the Group and services ancillary thereto (for the avoidance of doubt including analogue television, digital television, telephony and internet access);

(b)	any other business carried on by the Group as at the date of the Credit Agreement; and

(c)	the provision of administrative and information technology services incidental to the businesses identified in paragraphs (a) and (b) above.

Credit Agreement means the senior credit agreement dated 13 March 2006, as amended and restated by an amendment letter dated 19 July 2007 and as further amended and supplemented by the Credit Agreement Amendment Letter, between, amongst others, the Mandated Lead Arrangers, the Facility Agent, the Security Agent, KDVS, KDG and the Original Lenders providing for EUR 1,475,000,000 senior credit facilities and up to EUR 2,275,000,000 Add-On Facilities.

Eligible Terms means, in respect of any Additional Facility:

(a)	the final maturity date of that Additional Facility must be a date not earlier than falling at least six months after 31 March 2014 (except that the Facility A1 and Facility C1 and any revolving facility provided under and/or in connection with the Credit Agreement may have a maturity date of 31 March 2014);

(b)	there must be no amortisation required in respect of that Additional Facility;

(c)	subject to paragraph (d) below, that Additional Facility must be a term facility (which, in the case of an External Facility, may include notes, bonds or any other term credit arrangement which is not capable, by its terms, of being repaid or prepaid and redrawn before the date falling at least six months after 31 March 2012 (it being acknowledged that such arrangement may have customary change of control, voluntary prepayment, asset sale and similar prepayment provisions)); and

(d)	the purpose must be to fund a Permitted Acquisition or to refinance all or part of any facility (including without limitation the Facility B) or to replace any commitment under the Credit Agreement, and for the avoidance of any doubt, an Additional Facility which refinances the Facility B or replaces a commitment in relation to the Facility B may be a revolving facility;

(e)	(in the case of an Additional Facility the purpose of which is to fund a Permitted Acquisition) the principal amount of that Additional Facility (together with the principal amount of all other Additional Facilities) may not exceed the maximum amount which, if fully utilised on the date of completion of the relevant Permitted Acquisition, would not result in any breach of certain financial covenant ratios;

(f)

the liabilities of the obligors thereunder are to be treated and rank as a senior debt under the Priority Agreement and to have the benefit of all relevant Security Documents (whether through execution of new documents or amendment to existing documents) or (in each case) to have such lower ranking as is agreed by all the lenders of that Additional Facility. For these purposes relevant Security Documents means Security Documents comprising the same assets and shares comprised in Security Documents executed prior to the establishment of that Additional Facility, it being acknowledged that prior-ranking Security Documents will remain in place (with the proceeds of enforcement of all Security Documents subject to the sharing provisions of the Priority Agreement).

Escaline means Escaline S.à r.l., a limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its business address at: 46A, Avenue John F. Kennedy, Luxembourg and being registered with the Luxembourg trade register under registration number B 111 789.

Euro, euro, EUR or € means the single European currency introduced 1 January 1999.

Existing Interest(s) shall have the meaning ascribed to that term in Clause 2.1 below.

Existing Senior Interest Pledge Agreement means:

(a)	the relevant interest pledge agreement between, amongst others, the Pledgor and the Security Agent and others as pledgees under the notarial deed (roll of deeds No. G 241/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006; and

(b)	the relevant interest pledge agreement between, amongst others, the Second Limited Partner and the Security Agent and others as pledgees under the notarial deed (roll of deeds No. G 241/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006

Existing Second Ranking High Yield Interest Pledge Agreement means:

(a)	the relevant interest pledge agreement between, amongst others, the Pledgor and the Security Agent and others as pledgees under the notarial deed (roll of deeds No. G 244/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006; and

(b)	the relevant interest pledge agreement between, amongst others, the Second Limited Partner and the Security Agent and others as pledgees under the notarial deed (roll of deeds No. G 244/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006.

External Facility means any credit agreement which has Eligible Terms.

Event of Default means an event of default under any of the Finance Documents, which entitles the Facility Agent to declare that all or part of any amounts outstanding under the Finance Documents or any of them are immediately due and payable, or payable on demand.

Facility Agent means The Royal Bank of Scotland plc, Niederlassung Frankfurt, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstraße 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147.

Facility A is a term loan facility made available under the terms of the Credit Agreement.

Facility A1 means the English law governed up to EUR 1,150,000,000 term loan facility made or to be made available to KDVS and/or KDG as an add-on facility under the Credit Agreement for the purposes of, inter alia, repaying any and all outstandings under the Facility A.

Facility B is a revolving credit facility made available under the terms of the Credit Agreement.

Facility C means the English law governed EUR 650,000,000 term loan facility made or to be made available to KDVS for the purposes of paying any of its payment obligations in connection with the Acquisition.

Facility C1 means the English law governed up to EUR 650,000,000 term loan facility made or to be made available to KDVS and/or KDG as an add-on facility under the Credit Agreement for the purposes of, inter alia, repaying any and all outstandings under Facility C.

Fee Letter means any letter entered into by reference to the Credit Agreement between one or more Administrative Parties and an Obligor setting out the amount of certain fees which are payable, inter alia, in relation to the Credit Agreement.

Finance Document means:

(a)	the Credit Agreement;

(b)	the Commitment Letter;

(c)	a Fee Letter;

(d)	an Obligor Accession Deed;

(e)	a Transfer Certificate;

(f)	an Ancillary Facility Document;

(g)	the Hedging Letter;

(h)	an Add-On Facility Accession Agreement;

(i)	a Hedging Document;

(j)	a Security Document;

(k)	the Priority Agreement;

(l)	a Compliance Certificate;

(m)	a Request; and

(n)	any other document designated as such by the Facility Agent and KDG.

Finance Party means an Administrative Party, an Underwriter, a Lender or a Hedging Bank.

Future Pledgee means any person that becomes a party to any Finance Document as Finance Party after the date of this Agreement.

Future Interests means any and all interests in the Company, other than the Existing Interests, which the Pledgor may acquire and/or receive otherwise by any cause at law in future.

Germany means the Federal Republic of Germany.

Group means KDG and its Subsidiaries (but excluding any Unrestricted Subsidiary).

Hedging Letter means a letter dated on or about the original date of the Credit Agreement between KDG, the Mandated Lead Arrangers and the Facility Agent relating to the interest and currency hedging to be effected by the Group and any other letter designated as such by KDG and the Facility Agent which amends or supplements the terms of that letter.

Hedging means any interest rate or currency swap, derivative transaction or hedging facility.

Hedging Bank means:

(a)	each Original Hedging Bank; or

(b)	each party (other than an Obligor) which shall at any relevant time be or become a party to any Hedging Document.

Hedging Document means

(a)	each master agreement, confirmation or other document evidencing any Hedging provided by a Hedging Bank to an Obligor; or

(b)	otherwise entered into on the basis that under the terms of the Finance Documents any party to such document (other than an Obligor) in such regard becomes entitled to the benefit of, among other things, any security interest created under this Agreement.

Interests means the Existing Interests and the Future Interests.

KDG means Kabel Deutschland GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRB 145837.

KDG Merger means a merger (whether by way of statutory merger, collapse merger or by any other cause at law) between KDVS and KDG.

KDVS means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Lender means:

(a)	any Original Lender;

(b)	any Original Add-On Facility Lender; or

(c)	any person which becomes a lender after the date of this Agreement,

but only for so long as it has any outstanding commitment or participation in any loan provided under the Credit Agreement or Ancillary Outstanding or any amount is owed to it (whether actually or contingently) in its capacity as lender.

Mandated Lead Arranger means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs International; and

(d)	J.P. Morgan plc.

Obligor means KDG or a Borrower.

Obligor Accession Deed means a deed of accession pursuant to which any person or entity accedes, inter alia, to the Credit Agreement as Additional Borrower.

Original Add-On Facility Lender means each of the entities listed in Schedule 2 Part 2 of this Agreement.

Original Directly Secured Lender means each of the entities listed in Schedule 3 of this Agreement.

Original Finance Party means

(a)	each Administrative Party,

(b)	each Underwriter,

(c)	each Original Directly Secured Lender, and

(d)	each Original Hedging Bank.

Original Hedging Bank means each of:

(a)	Goldman Sachs International;

(b)	Morgan Stanley Capital Services Inc.;

(c)	Société Générale;

(d)	Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A.;

(e)	The Royal Bank of Scotland plc;

(f)	BNP Paribas S.A.;

(g)	Deutsche Bank AG, London;

(h)	HSBC Bank plc;

(i)	Calyon S.A.; and

(j)	Bank of Scotland plc.

Original Lender means each of the entities listed in Schedule 2 Part 1 of this Agreement.

Orion Group means, at any time, companies or other persons directly or indirectly controlled by Escaline or any of its subsidiaries at that time.

Permitted Acquisition means any one or more acquisitions by KDVS, and following the effectiveness of the KDG Merger, the surviving entity of such KDG Merger, or any of its wholly-owned Subsidiaries (except for any Unrestricted Subsidiary) of any issued voting share capital or other ownership interests in a limited liability company or limited liability partnership or of any existing business carried on as a going concern where the acquired company or partnership and each of its material Subsidiaries carries on its business, or the acquired business is carried on, principally in the Core Business in Germany provided that, inter alia, the consideration for such acquisition does not exceed, when aggregated with the considerations for each other such permitted acquisitions since the date of the Credit Agreement, Euro 800,000,000.

Pledge means each of the pledges constituted under Clause 2.2.

Pledgee means each Original Pledgee and any Future Pledgee (together the Pledgees).

Priority Agreement means the priority agreement originally dated 29 March 2004, as amended and restated pursuant to a supplemental agreement dated 27 May 2004, as further amended and restated by a supplemental agreement dated 1 July 2004 and as further amended and restated by a supplemental agreement dated 9 May 2006 made between, amongst others, KDG, KDVS, the Facility Agent and the Lenders are parties in connection with the Credit Agreement.

Request means any request for the draw down of any credit facility under the Credit Agreement by any Obligor.

Second Limited Partner means Kabel Deutschland Vermögen Beteiligungs GmbH & Co KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring, (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 84471.

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of any of the Finance Parties against any of the Obligors under the Finance Documents, each as amended, restated, varied, supplemented, novated or extended from time to time, including, without limitation, any Joint and Several Creditor Claim, any increase of principal or interest, in each case together with all costs, charges and expenses incurred by the Finance Parties (or any of them) in connection with the protection, preservation or enforcement of their respective rights under the Finance Documents.

Security means any and all security granted to secure the Secured Claims.

Security Document means any document evidencing or creating security over any asset of any Obligor to secure any obligation of any Obligor to a Finance Party under any Finance Document referred to under (a) to (i) and (k) to (n) of the definition of “Finance Document”.

Security Trust Agreement means the agreement originally dated 12 May 2006, as amended and supplemented by a supplemental agreement in relation to certain German security documents dated on or about the date of this Agreement, between, amongst others, KDG and KDVS as security grantors, the Security Agent and the other Finance Parties pursuant to which, inter alia, the Security Agent has been appointed to act as trustee (Treuhänder) under German law in relation to any German law governed Security Document.

Subsidiary means any of:

(a)	an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership, and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise; or

(b)	an entity consolidated for the purpose of the financial statements of any person pursuant to the Accounting Principles.

Tele Columbus/ewt Add-On Facility Accession Agreement means the English law governed add-on facility accession agreement dated 24 October 2007 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which Facility C has been made available.

Tele Columbus/ewt SPA means the German law governed share purchase agreement dated 17/18 September 2007 (Roll of Notarial Deeds No. 1049/2007) of notary public Dr. Gerhard Limberger, having his offices in Frankfurt a.M., Germany), as amended by notarial deeds No. 1050/2007 and 1051/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M., as further amended by notarial deed no. 691/2007 of notary public Dr. Wolfgang Hauser, Frankfurt a.M., as further amended by notarial deed No. 1679/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M., as further amended by notarial deed No. 217/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M. and as amended by an amendment and substitution agreement dated 18 April 2008 (A. Prot. 2008/55 of the notary public Ayesha Curmally, Basel, Switzerland) the Substitution Agreement) made between Kabel Deutschland Erste Beteiligungsgesellschaft mbH as original purchaser (now replaced by the terms of the Substitution Agreement by KDVS as new purchaser) and Tele Columbus GmbH and ewt Holding GmbH as sellers pursuant to which all shares in, inter alia, the Companies have been sold to Kabel Deutschland Erste Beteiligungsgesellschaft mbH as purchaser (now replaced by KDVS as purchaser pursuant to the terms of the Substitution Agreement).

Underwriter means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs Credit Partners L.P.; and

(d)	JPMorgan Chase Bank, N.A.

Unrestricted Subsidiary means any Subsidiary of KDVS or KDG (which is not an Obligor) nominated by KDVS to the Facility Agent at any time when no Event of Default is outstanding.

TARGET Day means a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System is open for the settlement of payments in Euro.

Transfer Certificate means any transfer certificate pursuant to which any rights under the Credit Agreement shall be transferred by novation or otherwise to any new lender.

1.2	Construction

(a)	In this Agreement, unless the contrary intention appears, a reference to:

(i)	the Security Agent means the Security Agent acting as agent for and on behalf of the Pledgees unless otherwise provided herein; and

(ii)	promptly means promptly (unverzüglich) as contemplated in § 121 (1) BGB.

(b)	Where the context so admits, the singular includes the plural and vice versa.

(c)	The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(d)	Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

(e)	References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

2.	PLEDGES

2.1	Pledged Limited Partner’s Interest

(a)	The Pledgor and the Second Limited Partner are the only limited partners (Kommanditisten) of the Company as of the date of this Agreement.

(b)	The Company’s sole general partner (Komplementär) is Kabel Deutschland Vermögen Beteiligungs Verwaltungs GmbH which does not hold any interest (Kapitalanteil) in the Company.

(c)	The Pledgor holds all limited partners’ interests (Kommanditanteile/Mitgliedschaft) representing 100% of the capital interests in the Company (the Existing Interests). Its capital interest (Kapitalanteil) currently amounts to EUR 1,000 (in words: Euro one thousand) and its liable capital (Haftsumme) amounts to EUR 1,000 (in words: Euro one thousand).

(d)	The Second Limited Partner does not have any capital interest (Kapitalanteil) in the Company but its liable capital (Haftsumme) amounts to EUR 1,000 (in words: Euro one thousand).

(e)	The Existing Interests are fully paid up. There is no obligation for the Pledgor to make any additional contributions.

2.2	Constitution of Pledges

(a)	The Pledgor hereby pledges the Interests to each of the Original Pledgees and to each Future Pledgee for their rateable interest as security.

(b)	Each of the Original Pledgees hereby accepts the Pledge. In addition, the Security Agent accepts each of the Pledges for and on behalf of each Future Pledgee hereunder as proxy without power of attorney (Vertreter ohne Vertretungsmacht). Each Future Pledgee will ratify such acceptance for itself by executing an accession agreement to the Security Trust Agreement thereby becoming a Pledgee. All Parties hereto confirm that the validity of any of the Pledges constituted hereunder shall not be affected by the Security Agent acting as proxy without power of attorney for each Future Pledgee.

3.	INDEPENDENT PLEDGES

(a)	The validity and effect of each of the Pledges shall be independent from the validity and the effect of any of the other Pledges created hereunder and is in addition, and without any prejudice, to any other security which any and all of the Pledgees may now or hereafter hold in respect of the Secured Claims. Each of the Pledges to each of the Pledgees shall be separate and individual pledges. Each of the Pledges shall rank pari passu to each other Pledge created hereunder.

(b)

The Parties agree that the fact that the Interests have already been pledged pursuant to the Existing Senior Interest Pledge Agreements and the Existing Second Ranking High Yield Interest Pledge Agreements shall not in any way prejudice the creation of the Pledges under and pursuant to this Agreement, in respect of which the Parties confirm their common understanding that they rank behind (nachrangig) to any security interest constituted under the Existing Senior Interest Pledge Agreements and the Existing Second Ranking High Yield Interest Pledge Agreements, as long as any security interest constituted under the Existing Senior Interest Pledge Agreements and/or the Existing Second Ranking High Yield Interest Pledge Agreements are in full force and effect. The Parties confirm that it is understood between them that the enforceability of the Pledges, to the extent the Pledges relate to monetary receivables, is limited by operation of law as long as it is encumbered with any security interest constituted under the Existing Senior Interest Pledge Agreements and the Existing Second Ranking High Yield Interest Pledge Agreements.

(c)	The Parties further acknowledge that although the Pledges would rank behind any security interest under the Existing Second Ranking High Yield Interest Pledge Agreements the priority to any realisation proceeds as agreed upon in the Priority Agreement shall remain unaffected.

(d)	Any security interest constituted under of the Existing Senior Interest Pledge Agreements and the Existing Second Ranking High Yield Interest Pledge Agreements and any other term and agreement of any of Existing Senior Interest Pledge Agreements and the Existing Second Ranking High Yield Interest Pledge Agreements shall remain unaffected by the terms of and any security interest constituted under this Agreement.

4.	SECURITY PURPOSE

The Pledges are constituted in order to secure the prompt and complete satisfaction of any and all Secured Claims.

5.	DISTRIBUTIONS

5.1	Extent of the Pledge

The Pledge constituted by this Agreement includes the present and future rights of the Pledgor to receive

(a)	distributions (Entnahmen), if any, payable on any of the Interests; and

(b)	liquidation proceeds, consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease, any compensation in case of termination (Kündigung) or withdrawal (Austritt) of the Pledgor of the Company (Abfindungsanspruch bei Ausscheiden), the surplus in case of surrender (Preisgabe) and all other pecuniary claims associated with any of the Interests.

5.2	Entitlement to Distributions

Notwithstanding that the right to receive and make distributions (Entnahmen) are pledged hereunder, the Pledgor shall be entitled to make, receive and retain all such distributions until the requirements for enforcement referred to under Clause 7 below are met and unless the Facility Agent has notified the Pledgor that any distributions in respect of the Interests are no longer permitted to be made by the Pledgor, in which case such distributions are to be made to the Security Agent.

5.3	Pledgees’ Rights

Notwithstanding Clause 5.2 above:

(a)	distributions paid or payable to the Pledgor other than in cash and other property received, receivable or otherwise distributed in respect of or in exchange for the Interests;

(b)	other distributions paid or payable to the Pledgor in cash in respect of the Interests in connection with the partial or total liquidation or dissolution or in connection with the reduction of capital, capital surplus or paid-in surplus; and

(c)	cash paid, payable or otherwise distributed to the Pledgor in respect of principal of, or in redemption of, or in exchange for the Interests;

(d)	distributions paid to the Security Agent in accordance with Clause 5.2 above,

shall be and shall forthwith be delivered to the Security Agent for itself and for the other Pledgees to be held as security and shall, if received by the Pledgor, be received as holder for the Pledgees and segregated from the other property or funds of the Pledgor and be forthwith delivered to the Security Agent for itself and for the Pledgees as security in the same form as so received (with any necessary endorsement). Any further reaching obligations of the relevant Company and/or the Pledgor in respect of the use of profits and/or distributions shall not be affected by this Clause 5.3.

6.	EXERCISE OF VOTING RIGHTS

6.1	Voting Rights

The voting rights resulting from the Interests remain with the Pledgor. This shall, however, not affect the obligations of the Pledgor under Clause 7.1 below. The Pledgor, however, shall at all times until the full and complete satisfaction of all Secured Claims or the release of the Pledges be required, in exercising its voting rights, to act in good faith to ensure that the Pledges are not in any way adversely affected.

6.2	Impairment

The Pledgor shall not take, or participate in, any action which impairs, or which would for any other reason be inconsistent with, the security interest of the Pledgees or the security purpose as described in Clause 4 hereof or which would defeat, impair or circumvent the rights of the Pledgees hereunder in each case in any respect.

6.3	Information by the Pledgor

The Pledgor shall inform the Security Agent promptly of all other actions concerning the Company which might adversely affect the security interest of the Pledgees. In particular, the Pledgor shall notify the Security Agent forthwith of any partners’ meeting at which a resolution is intended to be adopted which could be expected to have an adverse effect upon the Pledges. In any event the Security Agent shall promptly receive, as soon as they are available, a copy of the convocation notice for such ordinary or extraordinary partners’ meeting setting forth the agenda (to the extent it relates to such resolution) and all applications and decisions to be taken and the minutes of any such partners’ meeting (in each case to the extent they relate to such resolution).

7.	ENFORCEMENT OF PLEDGES

7.1	Pledgees’ Rights

(a)

If (i) an Event of Default has occurred, (ii) the requirements set forth in §§ 1204 et seq. of the German Civil Code (Bürgerliches Gesetzbuch) with regard to the enforcement of pledges are met (Pfandreife), and (iii) the Event of Default has not been remedied within 5 Business Days following the receipt of a notification in accordance with Clause 7.1(b), the Pledgees may enforce any of the Pledges (or any part thereof) through the Security Agent by way of public auction (öffentliche Versteigerung) or in any other way permitted under German law, in all cases notwithstanding § 1277 of the German Civil Code without any enforceable judgement or other instrument (vollstreckbarer Titel).

(b)	The Security Agent shall notify the Pledgor of the intention to realise any of the Pledges over the Interests not less than 5 (five) Business Days before the date on which the respective Pledge is intended to be realised. The Pledgor expressly agrees that in the event of a realisation by way of public auction 5 (five) Business Days prior written notice of the place and time of any such public auction shall be sufficient. The public auction may be held at any place in Germany which will be determined by the Security Agent.

(c)	If the Security Agent should seek to enforce any of the Pledges pursuant to, and in accordance with Clause 7.1(a) above, the Pledgor shall, at his own expense, render forthwith all assistance necessary in order to facilitate the prompt sale of the Interests or any part thereof and/or the exercise by the Security Agent of any other right the Pledgees may have under German law.

(d)	The Pledges will be realised to the extent necessary to discharge in full the Secured Claims. The Pledgees shall at all times until the full and complete satisfaction of all the Secured Claims in exercising their rights under this Agreement take into consideration the legitimate interests of the Pledgor.

(e)	In derogation of § 1225 of the German Civil Code, in the event of enforcement of any of the Pledges, no rights of the Pledgees shall pass to the Pledgor by subrogation or otherwise unless and until all of the Secured Claims have been satisfied and discharged in full. Until then, the Security Agent shall be entitled to treat all enforcement proceeds as additional collateral for the Secured Claims, notwithstanding its right to seek satisfaction from such proceeds at any time.

(f)	After the complete unconditional, irrevocable and full payment and discharge of all Secured Claims any remaining proceeds resulting from the enforcement of any of the Pledges (or part thereof) shall be transferred to the Pledgor at the cost and expense of the Pledgor.

7.2	Ancillary Rights

Provided that the requirements for enforcement referred to under Clause 7.1(a) above are met, all payments based on ancillary rights attributed to the Interests may be applied by the Security Agent in satisfaction in whole or in part of the Secured Claims notwithstanding the Pledgees’ right to treat such payments as additional collateral.

7.3	Application of Proceeds

(a)	The proceeds resulting from the enforcement of the Pledge must be applied by the Security Agent in the following order of priority:

(b)	first, in or towards payment of, or provision for, all costs and expenses incurred by the Security Agent in connection with the enforcement of the Pledge; and

(c)	second, in or towards payment of the Secured Claims by transferring the proceeds to the Facility Agent for distribution.

(d)	The Security Agent may determine which part of the Security, if applicable, shall be used to satisfy the Secured Claims.

7.4	Release of Pledged Rights

Upon the full and complete satisfaction of all Secured Claims the Security Agent shall confirm to the Pledgor upon request that the Interests are released from the Pledges and retransfer to the Pledgor any documents received by the Security Agent or any designee pursuant to Clause 7.1(f) hereof.

8.	UNDERTAKINGS OF THE PLEDGOR

8.1	Undertakings

The Pledgor undertakes

(a)	to notify the Security Agent promptly of any change in the partnership of, or the capital contributions to, the Company or of any change in the partnership agreement (Gesellschaftsvertrag) or any registrations in the commercial register other than with respect to holders of a statutory power of attorney (Prokura);

(b)	to notify the Security Agent promptly of any event or circumstance other than interpretation of law which affects or is reasonably likely to affect the validity or enforceability of the security interest granted hereunder;

(c)	to effect promptly any payments to be made to the Company in respect of the Interests;

(d)	at its own expense, to execute and do all such assurances, acts and things as the Security Agent may reasonably require:

(i)	for perfecting or protecting the security intended to be afforded by this Agreement; and

(ii)	if the Pledges have become enforceable pursuant to Clause 7.1, for facilitating the realisation of all or any part of the Interests which are subject to this Agreement and the exercise of all powers, authorities and discretions vested in the Security Agent, and in particular to execute all transfers, conveyances, assignments and releases of that property whether to the Security Agent or to its nominees and give all notices, orders and directions which the Security Agent may reasonably think expedient;

(e)	at the Security Agent’s reasonable request, to furnish to the Security Agent such information concerning the Interests as is available to the Pledgor, to permit the Security Agent and its designees to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgor which pertain to the Interests on reasonable notice and during normal business hours, and, upon the reasonable request of the Security Agent, to deliver to the Security Agent copies of all such records and papers;

(f)	to refrain from any acts or omissions which might have an adverse effect on the validity or enforceability of the Pledges or the effect of which results in the Interests ceasing to exist; and

(g)	that all Future Interests will be fully paid and that there will be no obligation for any partner to make additional contributions.

8.2	Pledges over all Interests

The Security Agent may at all times for itself and for the Pledgees request to hold a pledge over all Interests held by the Pledgor (and in the case of a merger an equivalent security interest over the shares or interests in the surviving or, as the case may be, the new company) in accordance with all terms of this Agreement.

9.	REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Pledgees that:

(a)	except for the limited partner’s interest held by the Second Limited Partner, the Existing Interests pledged hereunder are the only limited partner’s interests in the Company in existence at the date hereof;

(b)	except for the requirement of a written approval by all holders of a partnership interest in the Company which approval has been given and except for any restrictions under the Existing Senior Interest Pledge Agreements and/or the Existing Second Ranking High Yield Interest Pledge Agreements, the Pledgor is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, any of the Interests;

(c)	all necessary corporate action has been taken to authorise the entry into and delivery of this Agreement;

(d)	the Existing Interests are fully paid and there is no obligation for the Pledgor to make additional contributions;

(e)	except for any rights under the Existing Senior Interest Pledge Agreements and/or the Existing Second Ranking High Yield Pledge Agreements the Existing Interest is free from any rights of third parties;

(f)	no third party has any pre-emption rights for interests in the Company; and

(g)	there is no party (other than the Pledgor) which is entitled to participate in the profits or revenues of the Company.

10.	RELEASE OF SECURITY

Even prior to the full and complete satisfaction of all Secured Claims, the Security Agent is obliged to release upon the Pledgor’s request all or part of the Security insofar as the realisable value of the Security and any other security given to the Security Agent or the other Finance Parties with respect to the Secured Claims exceeds, not only temporarily, the Secured Claims by more than 10%. The Security Agent may, at its discretion, determine which part of the Security shall be released.

11.	INDEMNITY

11.1	Liability for Damages

Neither the Security Agent nor the Pledgees shall be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Agent.

11.2	Indemnification

The Pledgor will indemnify the Security Agent and each of the Pledgees and keep the Security Agent and each of the Pledgees indemnified against any losses, actions, claims, expenses, demands and liabilities which may be incurred by or made against the Security Agent and/or each of the Pledgees as a result of any breach of the Pledgor of any of its obligations or undertakings contained herein except to the extent that such losses, actions, claims, expenses, demands or liabilities have resulted from the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Pledgees or the Security Agent.

11.3	This Clause 11 shall survive the termination of this Agreement under Clause 12 or otherwise.

12.	DURATION AND INDEPENDENCE

12.1	Duration

This Agreement shall remain in full force and effect until the full and complete satisfaction of the Secured Claims. None of the Pledges shall cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

12.2	Continuing Security

This Agreement shall create a continuing security which means that no change or amendment whatsoever in any Finance Document or in any document or agreement related to it shall affect the validity of this Agreement.

12.3	Independence

This Agreement is independent from any other security or guarantee which may have been or will be given to the Security Agent and/or any of the other Pledgees with respect to any obligation of any of the Obligors under the Finance Documents. None of such other securities or guarantees shall prejudice, or shall be prejudiced by, or shall be merged in any way with, this Agreement.

13.	COSTS AND EXPENSES

Any notarial fees and expenses incurred in connection with the execution of this Agreement shall be borne by the Pledgor. The Pledgor must pay to each Finance Party the amount of all costs and expenses (including the costs and expenses of legal advisers) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

14.	PARTIAL INVALIDITY; WAIVER

14.1	Invalidity

If any provision of this Agreement or any part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof. The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision.

In particular the Pledges shall not be affected and shall in any event extend to any and all Interests in the Company even if the number or nominal value of any of the Existing Interests or the liable capital of the Company as stated in Clause 2.1 are inaccurate and deviate from the actual facts.

14.2	Waiver

(a)	The Pledgor hereby waives its rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to §§ 1211 and 770(1) and (2) of the German Civil Code. No failure to exercise, nor any delay in exercising, on the part of the Security Agent or the Pledgees (or any of them), any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

(b)	The Pledgor hereby irrevocably waives any rights which may pass to the Pledgor by subrogation or otherwise, including but not limited to, any recourse claim against any Obligor (Verzicht auf Rückgriffsansprüche) which it may obtain (i) in the event that the Pledgor repays any debt of any other Obligor under any of the Finance Documents, or (ii) in the event of enforcement of any of the Pledges created hereunder.

15.	AMENDMENTS

Changes and amendments of this Agreement including this Clause 15 shall be made in writing.

16.	NOTICES AND THEIR LANGUAGE

16.1	Notices

Any notice or other communication under or in connection with this Agreement to the Pledgor or the Security Agent and/or the Pledgees shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, set forth in Schedule 1 hereto or such other address or facsimile number as is notified by that party for this purpose to the Security Agent from time to time.

16.2	Language

Unless otherwise agreed from time to time, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

17.	APPLICABLE LAW; JURISDICTION

17.1	Governing Law

This Agreement (including any non-contractual obligations arising out of or in connection with this Agreement) shall be governed by and construed in accordance with the laws of Germany.

17.2	Jurisdiction

The place of jurisdiction (including any non-contractual obligations arising out of or in connection with this Agreement)for all Parties shall be Frankfurt am Main, Germany. The Security Agent, however, shall also be entitled to take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor or any of its assets.

18.	NOTIFICATION

The Pledgor and the Pledgees hereby instruct and authorise the undersigned notary public to notify the Company of the Pledges by means of forwarding a certified copy of this Agreement to the Company by registered mail (return receipt requested).

APPENDIX C. 8

SUPPLEMENTAL INTEREST PLEDGE AGREEMENT

RELATING TO THE INTERESTS IN

KABEL DEUTSCHLAND VERMÖGEN GMBH & CO. KG

4 FEBRUARY 2010

between

KABEL DEUTSCHLAND VERMÖGEN BETEILIGUNGS GMBH & CO. KG

as Pledgor

and

THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT

as Security Agent

and

THE OTHER FINANCE PARTIES

Allen & Overy LLP

THIS SUPPLEMENTAL INTEREST PLEDGE AGREEMENT (the Agreement) is made on 4 February 2010

BETWEEN

(1)	KABEL DEUTSCHLAND VERMÖGEN BETEILIGUNGS GMBH & CO. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 84471,

(the Pledgor)

on one side; and

(2)	THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstraße 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147,

(the Security Agent); and

(3)	the other FINANCE PARTIES (as defined in Clause 1.1 below),

on the other side.

The Security Agent and each Original Finance Party (as defined below) are hereinafter referred to individually as an Original Pledgee and together as the Original Pledgees.

The Pledgor and the Pledgees (as defined below) are hereinafter collectively referred to as the Parties.

WHEREAS:

(A)	The Lenders (as defined below) have consented to an amendment to the Credit Agreement (as defined below) contemplated by an amendment letter entered into on 1 February 2010 (the Credit Agreement Amendment Letter) between, amongst others, Kabel Deutschland GmbH and The Royal Bank of Scotland plc as facility agent pursuant to which the Credit Agreement (as defined below) has been amended and supplemented.

(B)	The Security Agent is the joint and several creditor (together with, inter alia, any and all of the Finance Parties (as defined below) of each and every payment obligation of any Obligor (as defined below) towards each and any of, inter alia, the Finance Parties (as defined below) under the Finance Documents (as defined below) and accordingly the Security Agent will have its own independent right to demand performance by the relevant Obligor (as defined below) of those obligations when due (the Joint and Several Creditor Claim).

(C)	It is a condition to the Lenders consenting to the terms of, inter alia, the Credit Agreement Amendment Letter that the Pledgor enters into this Agreement.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Agreement:

Accounting Principles means accounting principles, policies, standards, bases and practices which, as at the date of the Credit Agreement, are in accordance with the German generally accepted accounting principles (Grundsätze ordnungsgemäßer Buchführung und Bilanzierung).

Acquisition means

(a)	any one or more acquisition by KDVS of assets comprising cable television networks and/or subscribers and/or related assets (and/or shares or equity interests in persons owning such assets (directly or indirectly)) from members of the Orion Group or from persons in which members of the Orion Group have a significant equity interest; and

(b)	any acquisition under the Tele Columbus/ewt SPA.

Additional Borrower means a member of the Group which becomes a borrower under the Credit Agreement after the date of this Agreement.

Additional Facility means an Add-On Facility or an External Facility.

Add-On Facility Accession Agreement means

(a)	the Tele Columbus/ewt Add-On Facility Accession Agreement;

(b)	any Add-on Facility Accession Agreement – Facility A1;

(c)	any Add-on Facility Accession Agreement – Facility C1; and

(d)	any other accession deed pursuant to which any person or entity accedes to the Credit Agreement as provider of an Add-On Facility.

Add-On Facility Accession Agreement – Facility A1 means each English law governed add-on facility accession agreement each dated 3 February 2010 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which the Facility A1 shall be made available.

Add-On Facility Accession Agreement – Facility C1 means each English law governed add-on facility accession agreement each dated 3 February 2010 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which Facility C1 shall be made available.

Add-On Facility means

(a)	the Facility A1;

(b)	the Facility C;

(c)	the Facility C1;

(d)	any loan facility which refinances any and all outstandings under the Facility B of the Credit Agreement; and

(e)	any other additional loan facility provided under the Credit Agreement which has Eligible Terms.

Add-On Facility Lender means:

(a)	an Original Add-On Facility Lender; or

(b)	any person or entity which has become a lender under an Add-On Facility.

Administrative Party means a Mandated Lead Arranger, the Facility Agent or the Security Agent.

Ancillary Facility means any facility or financial accommodation (including any overdraft, foreign exchange, guarantee, bonding, documentary or standby letter of credit, credit card or automated payments facility) established by a Lender in place of all or parts of its respective facility commitment.

Ancillary Facility Document means any document evidencing any Ancillary Facility.

Ancillary Lender means any lender providing for an Ancillary Facility.

Ancillary Outstandings means, at any time and with respect to any Ancillary Facility of any Ancillary Lender, the aggregate of all of the following amounts (as calculated by that Ancillary Lender) outstanding at that time under that Ancillary Facility:

(a)	all amounts of principal then outstanding under any overdraft, cheque drawing or other account facilities determined on a gross basis unless such facilities are made available on the basis of netting arrangements satisfactory to the Ancillary Lender in which case, such outstanding principal amounts shall be determined on the net debt basis used by that Ancillary Lender;

(b)	the maximum potential liability (excluding amounts stated to be in respect of interest and fees) under all guarantees, bonds and letters of credit then outstanding under that Ancillary Facility; and

(c)	in respect of any other facility or financial accommodation, such other amount (excluding interest and similar charges) as fairly represents the aggregate exposure of that Ancillary Lender under that facility or accommodation, as reasonably determined by that Ancillary Lender from time to time in accordance with its usual banking practice for facilities or accommodation of the relevant type.

BGB means the German Civil Code (Bürgerliches Gesetzbuch).

Borrower means KDVS or an Additional Borrower.

Business Day means a day (other than a Saturday or a Sunday) on which banks are open for general business in London and Frankfurt am Main and which is also a TARGET Day.

Company means Kabel Deutschland Vermögen GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 84511

Commitment Letter means the commitment letter dated on or about the date of the Credit Agreement between the Mandated Lead Arrangers, the Original Lenders, KDG and KDVS.

Compliance Certificate means any compliance certificate issued or to be issued by any Obligor in connection with the Credit Agreement setting out the compliance with certain financial ratios and/or covenants.

Core Business means:

(a)	the provision of cable related services in Germany over the cable network of the Group and services ancillary thereto (for the avoidance of doubt including analogue television, digital television, telephony and internet access);

(b)	any other business carried on by the Group as at the date of the Credit Agreement; and

(c)	the provision of administrative and information technology services incidental to the businesses identified in paragraphs (a) and (b) above.

Credit Agreement means the senior credit agreement dated 13 March 2006, as amended and restated by an amendment letter dated 19 July 2007 and as further amended and supplemented by the Credit Agreement Amendment Letter, between, amongst others, the Mandated Lead Arrangers, the Facility Agent, the Security Agent, KDVS, KDG and the Original Lenders providing for EUR 1,475,000,000 senior credit facilities and up to EUR 2,275,000,000 Add-On Facilities.

Eligible Terms means, in respect of any Additional Facility:

(a)	the final maturity date of that Additional Facility must be a date not earlier than falling at least six months after 31 March 2014 (except that the Facility A1 and Facility C1 and any revolving facility provided under and/or in connection with the Credit Agreement may have a maturity date of 31 March 2014);

(b)	there must be no amortisation required in respect of that Additional Facility;

(c)	subject to paragraph (d) below, that Additional Facility must be a term facility (which, in the case of an External Facility, may include notes, bonds or any other term credit arrangement which is not capable, by its terms, of being repaid or prepaid and redrawn before the date falling at least six months after 31 March 2012 (it being acknowledged that such arrangement may have customary change of control, voluntary prepayment, asset sale and similar prepayment provisions)); and

(d)	the purpose must be to fund a Permitted Acquisition or to refinance all or part of any facility (including without limitation the Facility B) or to replace any commitment under the Credit Agreement, and for the avoidance of any doubt, an Additional Facility which refinances the Facility B or replaces a commitment in relation to the Facility B may be a revolving facility;

(e)	(in the case of an Additional Facility the purpose of which is to fund a Permitted Acquisition) the principal amount of that Additional Facility (together with the principal amount of all other Additional Facilities) may not exceed the maximum amount which, if fully utilised on the date of completion of the relevant Permitted Acquisition, would not result in any breach of certain financial covenant ratios;

(f)

the liabilities of the obligors thereunder are to be treated and rank as a senior debt under the Priority Agreement and to have the benefit of all relevant Security Documents (whether through execution of new documents or amendment to existing documents) or (in each case)

to have such lower ranking as is agreed by all the lenders of that Additional Facility. For these purposes relevant Security Documents means Security Documents comprising the same assets and shares comprised in Security Documents executed prior to the establishment of that Additional Facility, it being acknowledged that prior-ranking Security Documents will remain in place (with the proceeds of enforcement of all Security Documents subject to the sharing provisions of the Priority Agreement).

Escaline means Escaline S.à r.l., a limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its business address at: 46A, Avenue John F. Kennedy, Luxembourg and being registered with the Luxembourg trade register under registration number B 111 789.

Euro, euro, EUR or € means the single European currency introduced 1 January 1999.

Existing Interest(s) shall have the meaning ascribed to that term in Clause 2.1 below.

Existing Senior Interest Pledge Agreement means:

(a)	the relevant interest pledge agreements between, amongst others, the Pledgor and the Security Agent and others as pledgees under the notarial deed (roll of deeds No. G 241/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006.

(b)	the relevant interest pledge agreements between, amongst others, the Second Limited Partner and the Security Agent and others as pledgees under the notarial deed (roll of deeds No. G 241/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006.

Existing Second Ranking High Yield Interest Pledge Agreement means:

(a)	the relevant interest pledge agreements between, amongst others, the Pledgor and the Security Agent and others as pledgees under the notarial deed (roll of deeds No. G 244/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006

(b)	the relevant interest pledge agreements between, amongst others, the Second Limited Partner and the Security Agent and others as pledgees under the notarial deed (roll of deeds No. G 244/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006.

External Facility means any credit agreement which has Eligible Terms.

Event of Default means an event of default under any of the Finance Documents, which entitles the Facility Agent to declare that all or part of any amounts outstanding under the Finance Documents or any of them are immediately due and payable, or payable on demand.

Facility Agent means The Royal Bank of Scotland plc, Niederlassung Frankfurt, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstraße 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147.

Facility A is a term loan facility made available under the terms of the Credit Agreement.

Facility A1 means the English law governed up to EUR 1,150,000,000 term loan facility made or to be made available to KDVS and/or KDG as an add-on facility under the Credit Agreement for the purposes of, inter alia, repaying any and all outstandings under the Facility A.

Facility B is a revolving credit facility made available under the terms of the Credit Agreement.

Facility C means the English law governed EUR 650,000,000 term loan facility made or to be made available to KDVS for the purposes of paying any of its payment obligations in connection with the Acquisition.

Facility C1 means the English law governed up to EUR 650,000,000 term loan facility made or to be made available to KDVS and/or KDG as an add-on facility under the Credit Agreement for the purposes of, inter alia, repaying any and all outstandings under Facility C.

Fee Letter means any letter entered into by reference to the Credit Agreement between one or more Administrative Parties and an Obligor setting out the amount of certain fees which are payable, inter alia, in relation to the Credit Agreement.

Finance Document means:

(a)	the Credit Agreement;

(b)	the Commitment Letter;

(c)	a Fee Letter;

(d)	an Obligor Accession Deed;

(e)	a Transfer Certificate;

(f)	an Ancillary Facility Document;

(g)	the Hedging Letter;

(h)	an Add-On Facility Accession Agreement;

(i)	a Hedging Document;

(j)	a Security Document;

(k)	the Priority Agreement;

(l)	a Compliance Certificate;

(m)	a Request; and

(n)	any other document designated as such by the Facility Agent and KDG.

Finance Party means an Administrative Party, an Underwriter, a Lender or a Hedging Bank.

Future Pledgee means any person that becomes a party to any Finance Document as Finance Party after the date of this Agreement.

Future Interests means any and all interests in the Company, other than the Existing Interests, which the Pledgor may acquire and/or receive otherwise by any cause at law in future.

Germany means the Federal Republic of Germany.

Group means KDG and its Subsidiaries (but excluding any Unrestricted Subsidiary).

Hedging Letter means a letter dated on or about the original date of the Credit Agreement between KDG, the Mandated Lead Arrangers and the Facility Agent relating to the interest and currency hedging to be effected by the Group and any other letter designated as such by KDG and the Facility Agent which amends or supplements the terms of that letter.

Hedging means any interest rate or currency swap, derivative transaction or hedging facility.

Hedging Bank means:

(a)	each Original Hedging Bank; or

(b)	each party (other than an Obligor) which shall at any relevant time be or become a party to any Hedging Document.

Hedging Document means

(a)	each master agreement, confirmation or other document evidencing any Hedging provided by a Hedging Bank to an Obligor; or

(b)	otherwise entered into on the basis that under the terms of the Finance Documents any party to such document (other than an Obligor) in such regard becomes entitled to the benefit of, among other things, any security interest created under this Agreement.

Interests means the Existing Interests and the Future Interests.

KDG means Kabel Deutschland GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRB 145837.

KDG Merger means a merger (whether by way of statutory merger, collapse merger or by any other cause at law) between KDVS and KDG.

KDVS means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Lender means:

(a)	any Original Lender;

(b)	any Original Add-On Facility Lender; or

(c)	any person which becomes a lender after the date of this Agreement,

but only for so long as it has any outstanding commitment or participation in any loan provided under the Credit Agreement or Ancillary Outstanding or any amount is owed to it (whether actually or contingently) in its capacity as lender.

Mandated Lead Arranger means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs International; and

(d)	J.P. Morgan plc.

Obligor means KDG or a Borrower.

Obligor Accession Deed means a deed of accession pursuant to which any person or entity accedes, inter alia, to the Credit Agreement as Additional Borrower.

Original Add-On Facility Lender means each of the entities listed in Schedule 2 Part 2 of this Agreement.

Original Directly Secured Lender means each of the entities listed in Schedule 3 of this Agreement.

Original Finance Party means

(a)	each Administrative Party,

(b)	each Underwriter,

(c)	each Original Directly Secured Lender, and

(d)	each Original Hedging Bank.

Original Hedging Bank means each of:

(a)	Goldman Sachs International;

(b)	Morgan Stanley Capital Services Inc.;

(c)	Société Générale;

(d)	Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A.;

(e)	The Royal Bank of Scotland plc;

(f)	BNP Paribas S.A.;

(g)	Deutsche Bank AG, London;

(h)	HSBC Bank plc;

(i)	Calyon S.A.; and

(j)	Bank of Scotland plc.

Original Lender means each of the entities listed in Schedule 2 Part 1 of this Agreement.

Orion Group means, at any time, companies or other persons directly or indirectly controlled by Escaline or any of its subsidiaries at that time.

Permitted Acquisition means any one or more acquisitions by KDVS, and following the effectiveness of the KDG Merger, the surviving entity of such KDG Merger, or any of its wholly-owned Subsidiaries (except for any Unrestricted Subsidiary) of any issued voting share capital or other ownership interests in a limited liability company or limited liability partnership or of any existing business carried on as a going concern where the acquired company or partnership and each of its material Subsidiaries carries on its business, or the acquired business is carried on, principally in the Core Business in Germany provided that, inter alia, the consideration for such acquisition does not exceed, when aggregated with the considerations for each other such permitted acquisitions since the date of the Credit Agreement, Euro 800,000,000.

Pledge means each of the pledges constituted under Clause 2.2.

Pledgee means each Original Pledgee and any Future Pledgee (together the Pledgees).

Priority Agreement means the priority agreement originally dated 29 March 2004, as amended and restated pursuant to a supplemental agreement dated 27 May 2004, as further amended and restated by a supplemental agreement dated 1 July 2004 and as further amended and restated by a supplemental agreement dated 9 May 2006 made between, amongst others, KDG, KDVS, the Facility Agent and the Lenders are parties in connection with the Credit Agreement.

Request means any request for the draw down of any credit facility under the Credit Agreement by any Obligor.

Second Limited Partner means Kabel Deutschland Vertrieb und Service GmbH & Co KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring, (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of any of the Finance Parties against any of the Obligors under the Finance Documents, each as amended, restated, varied, supplemented, novated or extended from time to time, including, without limitation, any Joint and Several Creditor Claim, any increase of principal or interest, in each case together with all costs, charges and expenses incurred by the Finance Parties (or any of them) in connection with the protection, preservation or enforcement of their respective rights under the Finance Documents.

Security means any and all security granted to secure the Secured Claims.

Security Document means any document evidencing or creating security over any asset of any Obligor to secure any obligation of any Obligor to a Finance Party under any Finance Document referred to under (a) to (i) and (k) to (n) of the definition of “Finance Document”.

Security Trust Agreement means the agreement originally dated 12 May 2006, as amended and supplemented by a supplemental agreement in relation to certain German security documents dated on or about the date of this Agreement, between, amongst others, KDG and KDVS as security grantors, the Security Agent and the other Finance Parties pursuant to which, inter alia, the Security Agent has been appointed to act as trustee (Treuhänder) under German law in relation to any German law governed Security Document.

Subsidiary means any of:

(a)	an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership, and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise; or

(b)	an entity consolidated for the purpose of the financial statements of any person pursuant to the Accounting Principles.

Tele Columbus/ewt Add-On Facility Accession Agreement means the English law governed add-on facility accession agreement dated 24 October 2007 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which Facility C has been made available.

Tele Columbus/ewt SPA means the German law governed share purchase agreement dated 17/18 September 2007 (Roll of Notarial Deeds No. 1049/2007) of notary public Dr. Gerhard Limberger, having his offices in Frankfurt a.M., Germany), as amended by notarial deeds No. 1050/2007 and 1051/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M., as further amended by notarial deed no. 691/2007 of notary public Dr. Wolfgang Hauser, Frankfurt a.M., as further amended by notarial deed No. 1679/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M., as further amended by notarial deed No. 217/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M. and as amended by an amendment and substitution agreement dated 18 April 2008 (A. Prot. 2008/55 of the notary public Ayesha Curmally, Basel, Switzerland) the Substitution Agreement) made between Kabel Deutschland Erste Beteiligungsgesellschaft mbH as original purchaser (now replaced by the terms of the Substitution Agreement by KDVS as new purchaser) and Tele Columbus GmbH and ewt Holding GmbH as sellers pursuant to which all shares in, inter alia, the Companies have been sold to Kabel Deutschland Erste Beteiligungsgesellschaft mbH as purchaser (now replaced by KDVS as purchaser pursuant to the terms of the Substitution Agreement).

Underwriter means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs Credit Partners L.P.; and

(d)	JPMorgan Chase Bank, N.A.

Unrestricted Subsidiary means any Subsidiary of KDVS or KDG (which is not an Obligor) nominated by KDVS to the Facility Agent at any time when no Event of Default is outstanding.

TARGET Day means a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System is open for the settlement of payments in Euro.

Transfer Certificate means any transfer certificate pursuant to which any rights under the Credit Agreement shall be transferred by novation or otherwise to any new lender.

1.2	Construction

(a)	In this Agreement, unless the contrary intention appears, a reference to:

(i)	the Security Agent means the Security Agent acting as agent for and on behalf of the Pledgees unless otherwise provided herein; and

(ii)	promptly means promptly (unverzüglich) as contemplated in § 121 (1) BGB.

(b)	Where the context so admits, the singular includes the plural and vice versa.

(c)	The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(d)	Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

(e)	References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

2.	PLEDGES

2.1	Pledged Limited Partner’s Interest

(a)	The Pledgor and the Second Limited Partner are the only limited partners (Kommanditisten) of the Company as of the date of this Agreement.

(b)	The Company’s sole general partner (Komplementär) is Kabel Deutschland Verwaltungs GmbH which does not hold any interest (Kapitalanteil) in the Company.

(c)	The Pledgor holds a limited partners’ interests (Kommanditanteil/Mitgliedschaft) representing 0% of the capital interests in the Company (the Existing Interests) but its liable capital (Haftsumme) amounts to EUR 1,000 (in words: Euro one thousand).

(d)	The Second Limited Partner holds a limited partners’ interests (Kommanditanteil/Mitgliedschaft) representing 100% of the capital interests in the Company. Its capital interest (Kapitalanteil) currently amounts to EUR 1,000 (in words: Euro one thousand) and its liable capital (Haftsumme) amounts to EUR 1,000 (in words: Euro one thousand).

(e)	The Existing Interests are fully paid up. There is no obligation for the Pledgor to make any additional contributions.

2.2	Constitution of Pledges

(a)	The Pledgor hereby pledges the Interests to each of the Original Pledgees and to each Future Pledgee for their rateable interest as security.

(b)	Each of the Original Pledgees hereby accepts the Pledge. In addition, the Security Agent accepts each of the Pledges for and on behalf of each Future Pledgee hereunder as proxy without power of attorney (Vertreter ohne Vertretungsmacht). Each Future Pledgee will ratify such acceptance for itself by executing an accession agreement to the Security Trust Agreement thereby becoming a Pledgee. All Parties hereto confirm that the validity of any of the Pledges constituted hereunder shall not be affected by the Security Agent acting as proxy without power of attorney for each Future Pledgee.

3.	INDEPENDENT PLEDGES

(a)	The validity and effect of each of the Pledges shall be independent from the validity and the effect of any of the other Pledges created hereunder and is in addition, and without any prejudice, to any other security which any and all of the Pledgees may now or hereafter hold in respect of the Secured Claims. Each of the Pledges to each of the Pledgees shall be separate and individual pledges. Each of the Pledges shall rank pari passu to each other Pledge created hereunder.

(b)	The Parties agree that the fact that the Interests have already been pledged pursuant to the Existing Senior Interest Pledge Agreements and the Existing Second Ranking High Yield Interest Pledge Agreements shall not in any way prejudice the creation of the Pledges under and pursuant to this Agreement, in respect of which the Parties confirm their common understanding that they rank behind (nachrangig) to any security interest constituted under the Existing Senior Interest Pledge Agreements and the Existing Second Ranking High Yield Interest Pledge Agreements, as long as any security interest constituted under the Existing Senior Interest Pledge Agreements and/or the Existing Second Ranking High Yield Interest Pledge Agreements are in full force and effect. The Parties confirm that it is understood between them that the enforceability of the Pledges, to the extent the Pledges relate to monetary receivables, is limited by operation of law as long as it is encumbered with any security interest constituted under the Existing Senior Interest Pledge Agreements and the Existing Second Ranking High Yield Interest Pledge Agreements.

(c)	The Parties further acknowledge that although the Pledges would rank behind any security interest under the Existing Second Ranking High Yield Interest Pledge Agreements the priority to any realisation proceeds as agreed upon in the Priority Agreement shall remain unaffected.

(d)	Any security interest constituted under the Existing Senior Interest Pledge Agreements and the Existing Second Ranking High Yield Interest Pledge Agreements and any other term and agreement of any of Existing Senior Interest Pledge Agreements and the Existing Second Ranking High Yield Interest Pledge Agreements shall remain unaffected by the terms of and any security interest constituted under this Agreement.

4.	SECURITY PURPOSE

The Pledges are constituted in order to secure the prompt and complete satisfaction of any and all Secured Claims.

5.	DISTRIBUTIONS

5.1	Extent Of The Pledge

The Pledge constituted by this Agreement includes the present and future rights of the Pledgor to receive

(a)	distributions (Entnahmen), if any, payable on any of the Interests; and

(b)	liquidation proceeds, consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease, any compensation in case of termination (Kündigung) or withdrawal (Austritt) of the Pledgor of the Company (Abfindungsanspruch bei Ausscheiden), the surplus in case of surrender (Preisgabe) and all other pecuniary claims associated with any of the Interests.

5.2	Entitlement to Distributions

Notwithstanding that the right to receive and make distributions (Entnahmen) are pledged hereunder, the Pledgor shall be entitled to make, receive and retain all such distributions until the requirements for enforcement referred to under Clause 7 below are met and unless the Facility Agent has notified the Pledgor that any distributions in respect of the Interests are no longer permitted to be made by the Pledgor, in which case such distributions are to be made to the Security Agent.

5.3	Pledgees’ Rights

Notwithstanding Clause 5.2 above:

(a)	distributions paid or payable to the Pledgor other than in cash and other property received, receivable or otherwise distributed in respect of or in exchange for the Interests;

(b)	other distributions paid or payable to the Pledgor in cash in respect of the Interests in connection with the partial or total liquidation or dissolution or in connection with the reduction of capital, capital surplus or paid-in surplus; and

(c)	cash paid, payable or otherwise distributed to the Pledgor in respect of principal of, or in redemption of, or in exchange for the Interests;

(d)	distributions paid to the Security Agent in accordance with Clause 5.2 above,

shall be and shall forthwith be delivered to the Security Agent for itself and for the other Pledgees to be held as security and shall, if received by the Pledgor, be received as holder for the Pledgees and segregated from the other property or funds of the Pledgor and be forthwith delivered to the Security Agent for itself and for the Pledgees as security in the same form as so received (with any necessary endorsement). Any further reaching obligations of the relevant Company and/or the Pledgor in respect of the use of profits and/or distributions shall not be affected by this Clause 5.3.

6.	EXERCISE OF VOTING RIGHTS

6.1	Voting Rights

The voting rights resulting from the Interests remain with the Pledgor. This shall, however, not affect the obligations of the Pledgor under Clause 7.1 below. The Pledgor, however, shall at all times until the full and complete satisfaction of all Secured Claims or the release of the Pledges be required, in exercising its voting rights, to act in good faith to ensure that the Pledges are not in any way adversely affected.

6.2	Impairment

The Pledgor shall not take, or participate in, any action which impairs, or which would for any other reason be inconsistent with, the security interest of the Pledgees or the security purpose as described in Clause 4 hereof or which would defeat, impair or circumvent the rights of the Pledgees hereunder in each case in any respect.

6.3	Information by the Pledgor

The Pledgor shall inform the Security Agent promptly of all other actions concerning the Company which might adversely affect the security interest of the Pledgees. In particular, the Pledgor shall notify the Security Agent forthwith of any partners’ meeting at which a resolution is intended to be adopted which could be expected to have an adverse effect upon the Pledges. In any event the Security Agent shall promptly receive, as soon as they are available, a copy of the convocation notice for such ordinary or extraordinary partners’ meeting setting forth the agenda (to the extent it relates to such resolution) and all applications and decisions to be taken and the minutes of any such partners’ meeting (in each case to the extent they relate to such resolution).

7.	ENFORCEMENT OF PLEDGES

7.1	Pledgees’ Rights

(a)	If (i) an Event of Default has occurred, (ii) the requirements set forth in §§ 1204 et seq. of the German Civil Code (Bürgerliches Gesetzbuch) with regard to the enforcement of pledges are met (Pfandreife), and (iii) the Event of Default has not been remedied within 5 Business Days following the receipt of a notification in accordance with Clause 7.1(b), the Pledgees may enforce any of the Pledges (or any part thereof) through the Security Agent by way of public auction (öffentliche Versteigerung) or in any other way permitted under German law, in all cases notwithstanding § 1277 of the German Civil Code without any enforceable judgement or other instrument (vollstreckbarer Titel).

(b)	The Security Agent shall notify the Pledgor of the intention to realise any of the Pledges over the Interests not less than 5 (five) Business Days before the date on which the respective Pledge is intended to be realised. The Pledgor expressly agrees that in the event of a realisation by way of public auction 5 (five) Business Days prior written notice of the place and time of any such public auction shall be sufficient. The public auction may be held at any place in Germany which will be determined by the Security Agent.

(c)	If the Security Agent should seek to enforce any of the Pledges pursuant to, and in accordance with Clause 7.1(a) above, the Pledgor shall, at his own expense, render forthwith all assistance necessary in order to facilitate the prompt sale of the Interests or any part thereof and/or the exercise by the Security Agent of any other right the Pledgees may have under German law.

(d)	The Pledges will be realised to the extent necessary to discharge in full the Secured Claims. The Pledgees shall at all times until the full and complete satisfaction of all the Secured Claims in exercising their rights under this Agreement take into consideration the legitimate interests of the Pledgor.

(e)	In derogation of § 1225 of the German Civil Code, in the event of enforcement of any of the Pledges, no rights of the Pledgees shall pass to the Pledgor by subrogation or otherwise unless and until all of the Secured Claims have been satisfied and discharged in full. Until then, the Security Agent shall be entitled to treat all enforcement proceeds as additional collateral for the Secured Claims, notwithstanding its right to seek satisfaction from such proceeds at any time.

(f)	After the complete unconditional, irrevocable and full payment and discharge of all Secured Claims any remaining proceeds resulting from the enforcement of any of the Pledges (or part thereof) shall be transferred to the Pledgor at the cost and expense of the Pledgor.

7.2	Ancillary Rights

Provided that the requirements for enforcement referred to under Clause 7.1(a) above are met, all payments based on ancillary rights attributed to the Interests may be applied by the Security Agent in satisfaction in whole or in part of the Secured Claims notwithstanding the Pledgees’ right to treat such payments as additional collateral.

7.3	Application of Proceeds

(a)	The proceeds resulting from the enforcement of the Pledge must be applied by the Security Agent in the following order of priority:

(b)	first, in or towards payment of, or provision for, all costs and expenses incurred by the Security Agent in connection with the enforcement of the Pledge; and

(c)	second, in or towards payment of the Secured Claims by transferring the proceeds to the Facility Agent for distribution.

(d)	The Security Agent may determine which part of the Security, if applicable, shall be used to satisfy the Secured Claims.

7.4	Release of Pledged Rights

Upon the full and complete satisfaction of all Secured Claims the Security Agent shall confirm to the Pledgor upon request that the Interests are released from the Pledges and retransfer to the Pledgor any documents received by the Security Agent or any designee pursuant to Clause 7.1(f) hereof.

8.	UNDERTAKINGS OF THE PLEDGOR

8.1	Undertakings

The Pledgor undertakes

(a)	to notify the Security Agent promptly of any change in the partnership of, or the capital contributions to, the Company or of any change in the partnership agreement (Gesellschaftsvertrag) or any registrations in the commercial register other than with respect to holders of a statutory power of attorney (Prokura);

(b)	to notify the Security Agent promptly of any event or circumstance other than interpretation of law which affects or is reasonably likely to affect the validity or enforceability of the security interest granted hereunder;

(c)	to effect promptly any payments to be made to the Company in respect of the Interests;

(d)	at its own expense, to execute and do all such assurances, acts and things as the Security Agent may reasonably require:

(i)	for perfecting or protecting the security intended to be afforded by this Agreement; and

(ii)	if the Pledges have become enforceable pursuant to Clause 7.1, for facilitating the realisation of all or any part of the Interests which are subject to this Agreement and the exercise of all powers, authorities and discretions vested in the Security Agent, and in particular to execute all transfers, conveyances, assignments and releases of that property whether to the Security Agent or to its nominees and give all notices, orders and directions which the Security Agent may reasonably think expedient;

(e)	at the Security Agent’s reasonable request, to furnish to the Security Agent such information concerning the Interests as is available to the Pledgor, to permit the Security Agent and its designees to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgor which pertain to the Interests on reasonable notice and during normal business hours, and, upon the reasonable request of the Security Agent, to deliver to the Security Agent copies of all such records and papers;

(f)	to refrain from any acts or omissions which might have an adverse effect on the validity or enforceability of the Pledges or the effect of which results in the Interests ceasing to exist; and

(g)	that all Future Interests will be fully paid and that there will be no obligation for any partner to make additional contributions.

8.2	Pledges over all Interests

The Security Agent may at all times for itself and for the Pledgees request to hold a pledge over all Interests held by the Pledgor (and in the case of a merger an equivalent security interest over the shares or interests in the surviving or, as the case may be, the new company) in accordance with all terms of this Agreement.

9.	REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Pledgees that:

(a)	except for the limited partner’s interest held by the Second Limited Partner, the Existing Interests pledged hereunder are the only limited partner s’ interests in the Company in existence at the date hereof;

(b)	except for the requirement of a written approval by all holders of a partnership interest in the Company which approval has been given and except for any restrictions under the Existing Senior Interest Pledge Agreements and/or the Existing Second Ranking High Yield Interest Pledge Agreements, the Pledgor is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, any of the Interests;

(c)	all necessary corporate action has been taken to authorise the entry into and delivery of this Agreement;

(d)	the Existing Interests are fully paid and there is no obligation for the Pledgor to make additional contributions;

(e)	except for any rights under the Existing Senior Interest Pledge Agreements and/or the Existing Second Ranking High Yield Pledge Agreements the Existing Interest is free from any rights of third parties;

(f)	no third party has any pre-emption rights for interests in the Company; and

(g)	there is no party (other than the Pledgor) which is entitled to participate in the profits or revenues of the Company.

10.	RELEASE OF SECURITY

Even prior to the full and complete satisfaction of all Secured Claims, the Security Agent is obliged to release upon the Pledgor’s request all or part of the Security insofar as the realisable value of the Security and any other security given to the Security Agent or the other Finance Parties with respect to the Secured Claims exceeds, not only temporarily, the Secured Claims by more than 10%. The Security Agent may, at its discretion, determine which part of the Security shall be released.

11.	INDEMNITY

11.1	Liability for Damages

Neither the Security Agent nor the Pledgees shall be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Agent.

11.2	Indemnification

The Pledgor will indemnify the Security Agent and each of the Pledgees and keep the Security Agent and each of the Pledgees indemnified against any losses, actions, claims, expenses, demands and liabilities which may be incurred by or made against the Security Agent and/or each of the Pledgees as a result of any breach of the Pledgor of any of its obligations or undertakings contained herein except to the extent that such losses, actions, claims, expenses, demands or liabilities have resulted from the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Pledgees or the Security Agent.

11.3	This Clause 11 shall survive the termination of this Agreement under Clause 12 or otherwise.

12.	DURATION AND INDEPENDENCE

12.1	Duration

This Agreement shall remain in full force and effect until the full and complete satisfaction of the Secured Claims. None of the Pledges shall cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

12.2	Continuing Security

This Agreement shall create a continuing security which means that no change or amendment whatsoever in any Finance Document or in any document or agreement related to it shall affect the validity of this Agreement.

12.3	Independence

This Agreement is independent from any other security or guarantee which may have been or will be given to the Security Agent and/or any of the other Pledgees with respect to any obligation of any of the Obligors under the Finance Documents. None of such other securities or guarantees shall prejudice, or shall be prejudiced by, or shall be merged in any way with, this Agreement.

13.	COSTS AND EXPENSES

Any notarial fees and expenses incurred in connection with the execution of this Agreement shall be borne by the Pledgor. The Pledgor must pay to each Finance Party the amount of all costs and expenses (including the costs and expenses of legal advisers) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

14.	PARTIAL INVALIDITY; WAIVER

14.1	Invalidity

If any provision of this Agreement or any part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof. The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision.

In particular the Pledges shall not be affected and shall in any event extend to any and all Interests in the Company even if the number or nominal value of any of the Existing Interests or the liable capital of the Company as stated in Clause 2.1 are inaccurate and deviate from the actual facts.

14.2	Waiver

(a)	The Pledgor hereby waives its rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to §§ 1211 and 770(1) and (2) of the German Civil Code. No failure to exercise, nor any delay in exercising, on the part of the Security Agent or the Pledgees (or any of them), any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

(b)	The Pledgor hereby irrevocably waives any rights which may pass to the Pledgor by subrogation or otherwise, including but not limited to, any recourse claim against any Obligor (Verzicht auf Rückgriffsansprüche) which it may obtain (i) in the event that the Pledgor repays any debt of any other Obligor under any of the Finance Documents, or (ii) in the event of enforcement of any of the Pledges created hereunder.

15.	AMENDMENTS

Changes and amendments of this Agreement including this Clause 15 shall be made in writing.

16.	NOTICES AND THEIR LANGUAGE

16.1	Notices

Any notice or other communication under or in connection with this Agreement to the Pledgor or the Security Agent and/or the Pledgees shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, set forth in Schedule 1 hereto or such other address or facsimile number as is notified by that party for this purpose to the Security Agent from time to time.

16.2	Language

Unless otherwise agreed from time to time, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

17.	MAINTENANCE OF LIABLE CAPITAL

17.1	Each of the Finance Parties agrees not to enforce any security interest granted under this Agreement against the Pledgor irrespective of whether the Pledgor is at the time of enforcement incorporated in Germany as a limited liability company (Gesellschaft mit beschränkter Haftung) (a German GmbH Security Grantor) or a limited partnership (Kommanditgesellschaft) of which the general partner (Komplementär) is a limited liability company (a German GmbH & Co. KG Security Grantor) (a German GmbH Security Grantor or a German GmbH & Co. KG Security Grantor each hereinafter referred to as a Relevant German Security Grantor), if and to the extent the security interests constituted under this Agreement secure obligations of a shareholder of the Relevant German Security Grantor and/or any German Affiliate (as defined below), in each case other than any direct or indirect subsidiary of the Relevant German Security Grantor, and, if and to the extent the enforcement of any security interest constituted under this Agreement would cause:

(a)	the German GmbH Security Grantor’s, or in the case of the German GmbH & Co. KG Security Grantor its general partner’s, assets (the calculation of which shall take into account the captions reflected in § 266 (2) A, B, C, D and E of the German Commercial Code (Handelsgesetzbuch)) less the German GmbH Security Grantor’s, or in case of a German GmbH & Co. KG Security Grantor its general partner’s, liabilities, provisions and liability reserves (the calculation of which shall take into account the captions reflected in § 266 (3) B, C, D and E of the German Commercial Code) (the Net Assets) to be less than the registered share capital (Stammkapital) of the German GmbH Security Grantor, or in the case of a German GmbH & Co. KG Security Grantor of the registered share capital of its general partner (Begründung einer Unterbilanz); or

(b)	an increase of a shortfall, if the Net Assets of the German GmbH Security Grantor, or in the case of a German GmbH & Co. KG Security Grantor, of its general partner, already fall short of the amount of the registered share capital (Vertiefung einer Unterbilanz).

For the purposes of calculating the Net Assets loans and other contractual liabilities incurred in violation of the provisions of the Finance Documents shall be disregarded.

17.2	In this Clause 17 (Maintenance of Liable Capital), the term German Affiliate refers to an affiliated company (verbundenes Unternehmen) of the Relevant German Security Grantor within the meaning of §§ 15 et. seq. of the German Stock Corporation Act (Aktiengesetz).

17.3	Furthermore, the Relevant German Security Grantor shall, in a situation where

(a)	it does not have sufficient assets to maintain its capital; and

(b)	the Security Agent would (but for this Clause) be entitled to enforce the security granted hereunder,

realise any and all of its assets that (i) are shown in the balance sheet with a book value (Buchwert) which is significantly lower than the market value of such assets, and (ii) are not necessary for the Relevant Company’s business (betriebsnotwendig).

17.4	Nothing in this Agreement shall be interpreted as a restriction or limitation of the enforcement of any security interest constituted under this Agreement if and to the extent such security interest constituted under this Agreement secures own obligations of the relevant German Security Grantor or obligations of any of its direct or indirect subsidiaries.

18.	APPLICABLE LAW; JURISDICTION

18.1	Governing Law

This Agreement (including any non-contractual obligations arising out of or in connection with this Agreement) shall be governed by and construed in accordance with the laws of Germany.

18.2	Jurisdiction

The place of jurisdiction (including any non-contractual obligations arising out of or in connection with this Agreement)for all Parties shall be Frankfurt am Main, Germany. The Security Agent, however, shall also be entitled to take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor or any of its assets.

19.	NOTIFICATION

The Pledgor and the Pledgees hereby instruct and authorise the undersigned notary public to notify the Company of the Pledges by means of forwarding a certified copy of this Agreement to the Company by registered mail (return receipt requested).

APPENDIX C. 9

SUPPLEMENTAL INTEREST PLEDGE AGREEMENT

RELATING TO THE INTERESTS IN

TKS TELEPOST KABEL-SERVICE KAISERSLAUTERN GMBH & CO KG

4 FEBRUARY 2010

between

KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG

as Pledgor

and

THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT

as Security Agent

and

THE OTHER FINANCE PARTIES

Allen & Overy LLP

THIS SUPPLEMENTAL INTEREST PLEDGE AGREEMENT (the Agreement) is made on 4 February 2010

BETWEEN

(1)	KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRA 83902,

(the Pledgor)

on one side; and

(2)	THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstraße 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147,

(the Security Agent); and

(3)	the other FINANCE PARTIES (as defined in Clause 1.1 below),

on the other side.

The Security Agent and each Original Finance Party (as defined below) are hereinafter referred to individually as an Original Pledgee and together as the Original Pledgees.

The Pledgor and the Pledgees (as defined below) are hereinafter collectively referred to as the Parties.

WHEREAS:

(A)	The Lenders (as defined below) have consented to an amendment to the Credit Agreement (as defined below) contemplated by an amendment letter entered into on 1 February 2010 (the Credit Agreement Amendment Letter) between, amongst others, Kabel Deutschland GmbH and The Royal Bank of Scotland plc as facility agent pursuant to which the Credit Agreement (as defined below) has been amended and supplemented.

(B)	The Security Agent is the joint and several creditor (together with, inter alia, any and all of the Finance Parties (as defined below) of each and every payment obligation of any Obligor (as defined below) towards each and any of, inter alia, the Finance Parties (as defined below) under the Finance Documents (as defined below) and accordingly the Security Agent will have its own independent right to demand performance by the relevant Obligor (as defined below) of those obligations when due (the Joint and Several Creditor Claim).

(C)	It is a condition to the Lenders consenting to the terms of, inter alia, the Credit Agreement Amendment Letter that the Pledgor enters into this Agreement.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Agreement:

Accounting Principles means accounting principles, policies, standards, bases and practices which, as at the date of the Credit Agreement, are in accordance with the German generally accepted accounting principles (Grundsätze ordnungsgemäßer Buchführung und Bilanzierung).

Acquisition means

(a)	any one or more acquisition by KDVS of assets comprising cable television networks and/or subscribers and/or related assets (and/or shares or equity interests in persons owning such assets (directly or indirectly)) from members of the Orion Group or from persons in which members of the Orion Group have a significant equity interest; and

(b)	any acquisition under the Tele Columbus/ewt SPA.

Additional Borrower means a member of the Group which becomes a borrower under the Credit Agreement after the date of this Agreement.

Additional Facility means an Add-On Facility or an External Facility.

Add-On Facility Accession Agreement means

(a)	the Tele Columbus/ewt Add-On Facility Accession Agreement;

(b)	any Add-on Facility Accession Agreement – Facility A1;

(c)	any Add-on Facility Accession Agreement – Facility C1; and

(d)	any other accession deed pursuant to which any person or entity accedes to the Credit Agreement as provider of an Add-On Facility.

Add-On Facility Accession Agreement – Facility A1 means each English law governed add-on facility accession agreement each dated 3 February 2010 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which the Facility A1 shall be made available.

Add-On Facility Accession Agreement – Facility C1 means each English law governed add-on facility accession agreement each dated 3 February 2010 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which Facility C1 shall be made available.

Add-On Facility means

(a)	the Facility A1;

(b)	the Facility C;

(c)	the Facility C1;

(d)	any loan facility which refinances any and all outstandings under the Facility B of the Credit Agreement; and

(e)	any other additional loan facility provided under the Credit Agreement which has Eligible Terms.

Add-On Facility Lender means:

(a)	an Original Add-On Facility Lender; or

(b)	any person or entity which has become a lender under an Add-On Facility.

Administrative Party means a Mandated Lead Arranger, the Facility Agent or the Security Agent.

Ancillary Facility means any facility or financial accommodation (including any overdraft, foreign exchange, guarantee, bonding, documentary or standby letter of credit, credit card or automated payments facility) established by a Lender in place of all or parts of its respective facility commitment.

Ancillary Facility Document means any document evidencing any Ancillary Facility.

Ancillary Lender means any lender providing for an Ancillary Facility.

Ancillary Outstandings means, at any time and with respect to any Ancillary Facility of any Ancillary Lender, the aggregate of all of the following amounts (as calculated by that Ancillary Lender) outstanding at that time under that Ancillary Facility:

(a)	all amounts of principal then outstanding under any overdraft, cheque drawing or other account facilities determined on a gross basis unless such facilities are made available on the basis of netting arrangements satisfactory to the Ancillary Lender in which case, such outstanding principal amounts shall be determined on the net debt basis used by that Ancillary Lender;

(b)	the maximum potential liability (excluding amounts stated to be in respect of interest and fees) under all guarantees, bonds and letters of credit then outstanding under that Ancillary Facility; and

(c)	in respect of any other facility or financial accommodation, such other amount (excluding interest and similar charges) as fairly represents the aggregate exposure of that Ancillary Lender under that facility or accommodation, as reasonably determined by that Ancillary Lender from time to time in accordance with its usual banking practice for facilities or accommodation of the relevant type.

BGB means the German Civil Code (Bürgerliches Gesetzbuch).

Borrower means KDVS or an Additional Borrower.

Business Day means a day (other than a Saturday or a Sunday) on which banks are open for general business in London and Frankfurt am Main and which is also a TARGET Day.

Company means TKS Telepost Kabel-Service Kaiserslautern GmbH & Co KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis Munich), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 2278

Commitment Letter means the commitment letter dated on or about the date of the Credit Agreement between the Mandated Lead Arrangers, the Original Lenders, KDG and KDVS.

Compliance Certificate means any compliance certificate issued or to be issued by any Obligor in connection with the Credit Agreement setting out the compliance with certain financial ratios and/or covenants.

Core Business means:

(a)	the provision of cable related services in Germany over the cable network of the Group and services ancillary thereto (for the avoidance of doubt including analogue television, digital television, telephony and internet access);

(b)	any other business carried on by the Group as at the date of the Credit Agreement; and

(c)	the provision of administrative and information technology services incidental to the businesses identified in paragraphs (a) and (b) above.

Credit Agreement means the senior credit agreement dated 13 March 2006, as amended and restated by an amendment letter dated 19 July 2007 and as further amended and supplemented by the Credit Agreement Amendment Letter, between, amongst others, the Mandated Lead Arrangers, the Facility Agent, the Security Agent, KDVS, KDG and the Original Lenders providing for EUR 1,475,000,000 senior credit facilities and up to EUR 2,275,000,000 Add-On Facilities.

Eligible Terms means, in respect of any Additional Facility:

(a)	the final maturity date of that Additional Facility must be a date not earlier than falling at least six months after 31 March 2014 (except that the Facility A1 and Facility C1 and any revolving facility provided under and/or in connection with the Credit Agreement may have a maturity date of 31 March 2014);

(b)	there must be no amortisation required in respect of that Additional Facility;

(c)	subject to paragraph (d) below, that Additional Facility must be a term facility (which, in the case of an External Facility, may include notes, bonds or any other term credit arrangement which is not capable, by its terms, of being repaid or prepaid and redrawn before the date falling at least six months after 31 March 2012 (it being acknowledged that such arrangement may have customary change of control, voluntary prepayment, asset sale and similar prepayment provisions)); and

(d)	the purpose must be to fund a Permitted Acquisition or to refinance all or part of any facility (including without limitation the Facility B) or to replace any commitment under the Credit Agreement, and for the avoidance of any doubt, an Additional Facility which refinances the Facility B or replaces a commitment in relation to the Facility B may be a revolving facility;

(e)	(in the case of an Additional Facility the purpose of which is to fund a Permitted Acquisition) the principal amount of that Additional Facility (together with the principal amount of all other Additional Facilities) may not exceed the maximum amount which, if fully utilised on the date of completion of the relevant Permitted Acquisition, would not result in any breach of certain financial covenant ratios;

(f)

the liabilities of the obligors thereunder are to be treated and rank as a senior debt under the Priority Agreement and to have the benefit of all relevant Security Documents (whether through execution of new documents or amendment to existing documents) or (in each case)

to have such lower ranking as is agreed by all the lenders of that Additional Facility. For these purposes relevant Security Documents means Security Documents comprising the same assets and shares comprised in Security Documents executed prior to the establishment of that Additional Facility, it being acknowledged that prior-ranking Security Documents will remain in place (with the proceeds of enforcement of all Security Documents subject to the sharing provisions of the Priority Agreement).

Escaline means Escaline S.à r.l., a limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its business address at: 46A, Avenue John F. Kennedy, Luxembourg and being registered with the Luxembourg trade register under registration number B 111 789.

Euro, euro, EUR or € means the single European currency introduced 1 January 1999.

Existing Interest(s) shall have the meaning ascribed to that term in Clause 2.1 below.

Existing Senior Interest Pledge Agreement means the interest pledge agreement between, amongst others, the Pledgor and the Security Agent and others as pledgees under the notarial deed (roll of deeds No. 8/2006 of notary public Dr. Niklaus E. Schiess with his offices in Basel, Switzerland) dated 11/12 May 2006.

External Facility means any credit agreement which has Eligible Terms.

Event of Default means an event of default under any of the Finance Documents, which entitles the Facility Agent to declare that all or part of any amounts outstanding under the Finance Documents or any of them are immediately due and payable, or payable on demand.

Facility Agent means The Royal Bank of Scotland plc, Niederlassung Frankfurt, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstraße 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147.

Facility A is a term loan facility made available under the terms of the Credit Agreement.

Facility A1 means the English law governed up to EUR 1,150,000,000 term loan facility made or to be made available to KDVS and/or KDG as an add-on facility under the Credit Agreement for the purposes of, inter alia, repaying any and all outstandings under the Facility A.

Facility B is a revolving credit facility made available under the terms of the Credit Agreement.

Facility C means the English law governed EUR 650,000,000 term loan facility made or to be made available to KDVS for the purposes of paying any of its payment obligations in connection with the Acquisition.

Facility C1 means the English law governed up to EUR 650,000,000 term loan facility made or to be made available to KDVS and/or KDG as an add-on facility under the Credit Agreement for the purposes of, inter alia, repaying any and all outstandings under Facility C.

Fee Letter means any letter entered into by reference to the Credit Agreement between one or more Administrative Parties and an Obligor setting out the amount of certain fees which are payable, inter alia, in relation to the Credit Agreement.

Finance Document means:

(a)	the Credit Agreement;

(b)	the Commitment Letter;

(c)	a Fee Letter;

(d)	an Obligor Accession Deed;

(e)	a Transfer Certificate;

(f)	an Ancillary Facility Document;

(g)	the Hedging Letter;

(h)	an Add-On Facility Accession Agreement;

(i)	a Hedging Document;

(j)	a Security Document;

(k)	the Priority Agreement;

(l)	a Compliance Certificate;

(m)	a Request; and

(n)	any other document designated as such by the Facility Agent and KDG.

Finance Party means an Administrative Party, an Underwriter, a Lender or a Hedging Bank.

Future Pledgee means any person that becomes a party to any Finance Document as Finance Party after the date of this Agreement.

Future Interests means any and all interests in the Company, other than the Existing Interests, which the Pledgor may acquire and/or receive otherwise by any cause at law in future.

Germany means the Federal Republic of Germany.

Group means KDG and its Subsidiaries (but excluding any Unrestricted Subsidiary).

Hedging Letter means a letter dated on or about the original date of the Credit Agreement between KDG, the Mandated Lead Arrangers and the Facility Agent relating to the interest and currency hedging to be effected by the Group and any other letter designated as such by KDG and the Facility Agent which amends or supplements the terms of that letter.

Hedging means any interest rate or currency swap, derivative transaction or hedging facility.

Hedging Bank means:

(a)	each Original Hedging Bank; or

(b)	each party (other than an Obligor) which shall at any relevant time be or become a party to any Hedging Document.

Hedging Document means

(a)	each master agreement, confirmation or other document evidencing any Hedging provided by a Hedging Bank to an Obligor; or

(b)	otherwise entered into on the basis that under the terms of the Finance Documents any party to such document (other than an Obligor) in such regard becomes entitled to the benefit of, among other things, any security interest created under this Agreement.

Interests means the Existing Interests and the Future Interests.

KDG means Kabel Deutschland GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRB 145837.

KDG Merger means a merger (whether by way of statutory merger, collapse merger or by any other cause at law) between KDVS and KDG.

KDVS means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Lender means:

(a)	any Original Lender;

(b)	any Original Add-On Facility Lender; or

(c)	any person which becomes a lender after the date of this Agreement,

but only for so long as it has any outstanding commitment or participation in any loan provided under the Credit Agreement or Ancillary Outstanding or any amount is owed to it (whether actually or contingently) in its capacity as lender.

Mandated Lead Arranger means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs International; and

(d)	J.P. Morgan plc.

Obligor means KDG or a Borrower.

Obligor Accession Deed means a deed of accession pursuant to which any person or entity accedes, inter alia, to the Credit Agreement as Additional Borrower.

Original Add-On Facility Lender means each of the entities listed in Schedule 2 Part 2 of this Agreement.

Original Directly Secured Lender means each of the entities listed in Schedule 3 of this Agreement.

Original Finance Party means

(a)	each Administrative Party,

(b)	each Underwriter,

(c)	each Original Directly Secured Lender, and

(d)	each Original Hedging Bank.

Original Hedging Bank means each of:

(a)	Goldman Sachs International;

(b)	Morgan Stanley Capital Services Inc.;

(c)	Société Générale;

(d)	Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A.;

(e)	The Royal Bank of Scotland plc;

(f)	BNP Paribas S.A.;

(g)	Deutsche Bank AG, London;

(h)	HSBC Bank plc;

(i)	Calyon S.A.; and

(j)	Bank of Scotland plc.

Original Lender means each of the entities listed in Schedule 2 Part 1 of this Agreement.

Orion Group means, at any time, companies or other persons directly or indirectly controlled by Escaline or any of its subsidiaries at that time.

Permitted Acquisition means any one or more acquisitions by KDVS, and following the effectiveness of the KDG Merger, the surviving entity of such KDG Merger, or any of its wholly-owned Subsidiaries (except for any Unrestricted Subsidiary) of any issued voting share capital or other ownership interests in a limited liability company or limited liability partnership or of any existing business carried on as a going concern where the acquired company or partnership and each of its material Subsidiaries carries on its business, or the acquired business is carried on, principally in the Core Business in Germany provided that, inter alia, the consideration for such acquisition does not exceed, when aggregated with the considerations for each other such permitted acquisitions since the date of the Credit Agreement, Euro 800,000,000.

Pledge means each of the pledges constituted under Clause 2.2.

Pledgee means each Original Pledgee and any Future Pledgee (together the Pledgees).

Priority Agreement means the priority agreement originally dated 29 March 2004, as amended and restated pursuant to a supplemental agreement dated 27 May 2004, as further amended and restated by a supplemental agreement dated 1 July 2004 and as further amended and restated by a supplemental agreement dated 9 May 2006 made between, amongst others, KDG, KDVS, the Facility Agent and the Lenders are parties in connection with the Credit Agreement.

Request means any request for the draw down of any credit facility under the Credit Agreement by any Obligor.

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of any of the Finance Parties against any of the Obligors under the Finance Documents, each as amended, restated, varied, supplemented, novated or extended from time to time, including, without limitation, any Joint and Several Creditor Claim, any increase of principal or interest, in each case together with all costs, charges and expenses incurred by the Finance Parties (or any of them) in connection with the protection, preservation or enforcement of their respective rights under the Finance Documents.

Security means any and all security granted to secure the Secured Claims.

Security Document means any document evidencing or creating security over any asset of any Obligor to secure any obligation of any Obligor to a Finance Party under any Finance Document referred to under (a) to (i) and (k) to (n) of the definition of “Finance Document”.

Security Trust Agreement means the agreement originally dated 12 May 2006, as amended and supplemented by a supplemental agreement in relation to certain German security documents dated on or about the date of this Agreement, between, amongst others, KDG and KDVS as security grantors, the Security Agent and the other Finance Parties pursuant to which, inter alia, the Security Agent has been appointed to act as trustee (Treuhänder) under German law in relation to any German law governed Security Document.

Subsidiary means any of:

(a)	an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership, and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise; or

(b)	an entity consolidated for the purpose of the financial statements of any person pursuant to the Accounting Principles.

Tele Columbus/ewt Add-On Facility Accession Agreement means the English law governed add-on facility accession agreement dated 24 October 2007 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which Facility C has been made available.

Tele Columbus/ewt SPA means the German law governed share purchase agreement dated 17/18 September 2007 (Roll of Notarial Deeds No. 1049/2007) of notary public Dr. Gerhard Limberger, having his offices in Frankfurt a.M., Germany), as amended by notarial deeds No. 1050/2007 and 1051/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M., as further amended by notarial deed no. 691/2007 of notary public Dr. Wolfgang Hauser, Frankfurt a.M., as further amended by notarial deed No. 1679/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M., as further amended by notarial deed No. 217/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M. and as amended by an amendment and substitution agreement dated 18 April 2008 (A. Prot. 2008/55 of the notary public Ayesha Curmally, Basel, Switzerland) the Substitution Agreement) made between Kabel Deutschland Erste Beteiligungsgesellschaft mbH as original purchaser (now replaced by the terms of the Substitution Agreement by KDVS as new purchaser) and Tele Columbus GmbH and ewt Holding GmbH as sellers pursuant to which all shares in, inter alia, the Companies have been sold to Kabel Deutschland Erste Beteiligungsgesellschaft mbH as purchaser (now replaced by KDVS as purchaser pursuant to the terms of the Substitution Agreement).

Underwriter means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs Credit Partners L.P.; and

(d)	JPMorgan Chase Bank, N.A.

Unrestricted Subsidiary means any Subsidiary of KDVS or KDG (which is not an Obligor) nominated by KDVS to the Facility Agent at any time when no Event of Default is outstanding.

TARGET Day means a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System is open for the settlement of payments in Euro.

Transfer Certificate means any transfer certificate pursuant to which any rights under the Credit Agreement shall be transferred by novation or otherwise to any new lender.

1.2	Construction

(a)	In this Agreement, unless the contrary intention appears, a reference to:

(i)	the Security Agent means the Security Agent acting as agent for and on behalf of the Pledgees unless otherwise provided herein; and

(ii)	promptly means promptly (unverzüglich) as contemplated in § 121 (1) BGB.

(b)	Where the context so admits, the singular includes the plural and vice versa.

(c)	The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(d)	Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

(e)	References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

2.	PLEDGES

2.1	Pledged Limited Partner’s Interest

(a)	The Pledgor is the only limited partner (Kommanditist) of the Company as of the date of this Agreement.

(b)	The Company’s sole general partner (Komplementär) is TKS Telepost Kabel-Service Kaiserslautern Beteiligungs GmbH which does not hold any interest (Kapitalanteil) in the Company.

(c)	The Pledgor holds all limited partners’ interests (Kommanditanteil/Mitgliedschaft) representing 100% of the capital interests in the Company (the Existing Interests). Its capital interest (Kapitalanteil) currently amounts to DEM 3,128,000 (in words: Deutsche Mark three million one hundred twenty eight thousand) and its liable capital (Haftsumme) amounts to DEM 3,128,000 (in words: Deutsche Mark three million one hundred twenty eight thousand).

(d)	The Existing Interests are fully paid up. There is no obligation for the Pledgor to make any additional contributions.

2.2	Constitution of Pledges

(a)	The Pledgor hereby pledges the Interests to each of the Original Pledgees and to each Future Pledgee for their rateable interest as security.

(b)	Each of the Original Pledgees hereby accepts the Pledge. In addition, the Security Agent accepts each of the Pledges for and on behalf of each Future Pledgee hereunder as proxy without power of attorney (Vertreter ohne Vertretungsmacht). Each Future Pledgee will ratify such acceptance for itself by executing an accession agreement to the Security Trust Agreement thereby becoming a Pledgee. All Parties hereto confirm that the validity of any of the Pledges constituted hereunder shall not be affected by the Security Agent acting as proxy without power of attorney for each Future Pledgee.

3.	INDEPENDENT PLEDGES

(a)	The validity and effect of each of the Pledges shall be independent from the validity and the effect of any of the other Pledges created hereunder and is in addition, and without any prejudice, to any other security which any and all of the Pledgees may now or hereafter hold in respect of the Secured Claims. Each of the Pledges to each of the Pledgees shall be separate and individual pledges. Each of the Pledges shall rank pari passu to each other Pledge created hereunder.

(b)	The Parties agree that the fact that the Interests have already been pledged pursuant to the Existing Senior Interest Pledge Agreement shall not in any way prejudice the creation of the Pledges under and pursuant to this Agreement, in respect of which the Parties confirm their common understanding that they rank behind (nachrangig) to any security interest constituted under the Existing Senior Interest Pledge Agreement , as long as any security interest constituted under the Existing Senior Interest Pledge Agreement is in full force and effect. The Parties confirm that it is understood between them that the enforceability of the Pledges, to the extent the Pledges relate to monetary receivables, is limited by operation of law as long as it is encumbered with any security interest constituted under the Existing Senior Interest Pledge Agreement

(c)	Any security interest and pledge constituted under any of Existing Senior Interest Pledge Agreement and any other term and agreement of any of Existing Senior Interest Pledge Agreement shall remain unaffected by the terms of and any security interest constituted under this Agreement.

4.	SECURITY PURPOSE

The Pledges are constituted in order to secure the prompt and complete satisfaction of any and all Secured Claims.

5.	DISTRIBUTIONS

5.1	Extent of the Pledge

The Pledge constituted by this Agreement includes the present and future rights of the Pledgor to receive

(a)	distributions (Entnahmen), if any, payable on any of the Interests; and

(b)	liquidation proceeds, consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease, any compensation in case of termination (Kündigung) or withdrawal (Austritt) of the Pledgor of the Company (Abfindungsanspruch bei Ausscheiden), the surplus in case of surrender (Preisgabe) and all other pecuniary claims associated with any of the Interests.

5.2	Entitlement to Distributions

Notwithstanding that the right to receive and make distributions (Entnahmen) are pledged hereunder, the Pledgor shall be entitled to make, receive and retain all such distributions until the requirements for enforcement referred to under Clause 7 below are met and unless the Facility Agent has notified the Pledgor that any distributions in respect of the Interests are no longer permitted to be made by the Pledgor, in which case such distributions are to be made to the Security Agent.

5.3	Pledgees’ Rights

Notwithstanding Clause 5.2 above:

(a)	distributions paid or payable to the Pledgor other than in cash and other property received, receivable or otherwise distributed in respect of or in exchange for the Interests;

(b)	other distributions paid or payable to the Pledgor in cash in respect of the Interests in connection with the partial or total liquidation or dissolution or in connection with the reduction of capital, capital surplus or paid-in surplus; and

(c)	cash paid, payable or otherwise distributed to the Pledgor in respect of principal of, or in redemption of, or in exchange for the Interests;

(d)	distributions paid to the Security Agent in accordance with Clause 5.2 above,

shall be and shall forthwith be delivered to the Security Agent for itself and for the other Pledgees to be held as security and shall, if received by the Pledgor, be received as holder for the Pledgees and segregated from the other property or funds of the Pledgor and be forthwith delivered to the Security Agent for itself and for the Pledgees as security in the same form as so received (with any necessary endorsement). Any further reaching obligations of the relevant Company and/or the Pledgor in respect of the use of profits and/or distributions shall not be affected by this Clause 5.3.

6.	EXERCISE OF VOTING RIGHTS

6.1	Voting Rights

The voting rights resulting from the Interests remain with the Pledgor. This shall, however, not affect the obligations of the Pledgor under Clause 7.1 below. The Pledgor, however, shall at all times until the full and complete satisfaction of all Secured Claims or the release of the Pledges be required, in exercising its voting rights, to act in good faith to ensure that the Pledges are not in any way adversely affected.

6.2	Impairment

The Pledgor shall not take, or participate in, any action which impairs, or which would for any other reason be inconsistent with, the security interest of the Pledgees or the security purpose as described in Clause 4 hereof or which would defeat, impair or circumvent the rights of the Pledgees hereunder in each case in any respect.

6.3	Information by the Pledgor

The Pledgor shall inform the Security Agent promptly of all other actions concerning the Company which might adversely affect the security interest of the Pledgees. In particular, the Pledgor shall notify the Security Agent forthwith of any partners’ meeting at which a resolution is intended to be adopted which could be expected to have an adverse effect upon the Pledges. In any event the Security Agent shall promptly receive, as soon as they are available, a copy of the convocation notice for such ordinary or extraordinary partners’ meeting setting forth the agenda (to the extent it relates to such resolution) and all applications and decisions to be taken and the minutes of any such partners’ meeting (in each case to the extent they relate to such resolution).

7.	ENFORCEMENT OF PLEDGES

7.1	Pledgees’ Rights

(a)	If (i) an Event of Default has occurred, (ii) the requirements set forth in §§ 1204 et seq. of the German Civil Code (Bürgerliches Gesetzbuch) with regard to the enforcement of pledges are met (Pfandreife), and (iii) the Event of Default has not been remedied within 5 Business Days following the receipt of a notification in accordance with Clause 7.1(b), the Pledgees may enforce any of the Pledges (or any part thereof) through the Security Agent by way of public auction (öffentliche Versteigerung) or in any other way permitted under German law, in all cases notwithstanding § 1277 of the German Civil Code without any enforceable judgement or other instrument (vollstreckbarer Titel).

(b)	The Security Agent shall notify the Pledgor of the intention to realise any of the Pledges over the Interests not less than 5 (five) Business Days before the date on which the respective Pledge is intended to be realised. The Pledgor expressly agrees that in the event of a realisation by way of public auction 5 (five) Business Days prior written notice of the place and time of any such public auction shall be sufficient. The public auction may be held at any place in Germany which will be determined by the Security Agent.

(c)	If the Security Agent should seek to enforce any of the Pledges pursuant to, and in accordance with Clause 7.1(a) above, the Pledgor shall, at his own expense, render forthwith all assistance necessary in order to facilitate the prompt sale of the Interests or any part thereof and/or the exercise by the Security Agent of any other right the Pledgees may have under German law.

(d)	The Pledges will be realised to the extent necessary to discharge in full the Secured Claims. The Pledgees shall at all times until the full and complete satisfaction of all the Secured Claims in exercising their rights under this Agreement take into consideration the legitimate interests of the Pledgor.

(e)	In derogation of § 1225 of the German Civil Code, in the event of enforcement of any of the Pledges, no rights of the Pledgees shall pass to the Pledgor by subrogation or otherwise unless and until all of the Secured Claims have been satisfied and discharged in full. Until then, the Security Agent shall be entitled to treat all enforcement proceeds as additional collateral for the Secured Claims, notwithstanding its right to seek satisfaction from such proceeds at any time.

(f)	After the complete unconditional, irrevocable and full payment and discharge of all Secured Claims any remaining proceeds resulting from the enforcement of any of the Pledges (or part thereof) shall be transferred to the Pledgor at the cost and expense of the Pledgor.

7.2	Ancillary Rights

Provided that the requirements for enforcement referred to under Clause 7.1(a) above are met, all payments based on ancillary rights attributed to the Interests may be applied by the Security Agent in satisfaction in whole or in part of the Secured Claims notwithstanding the Pledgees’ right to treat such payments as additional collateral.

7.3	Application of Proceeds

(a)	The proceeds resulting from the enforcement of the Pledge must be applied by the Security Agent in the following order of priority:

(b)	first, in or towards payment of, or provision for, all costs and expenses incurred by the Security Agent in connection with the enforcement of the Pledge; and

(c)	second, in or towards payment of the Secured Claims by transferring the proceeds to the Facility Agent for distribution.

(d)	The Security Agent may determine which part of the Security, if applicable, shall be used to satisfy the Secured Claims.

7.4	Release of Pledged Rights

Upon the full and complete satisfaction of all Secured Claims the Security Agent shall confirm to the Pledgor upon request that the Interests are released from the Pledges and retransfer to the Pledgor any documents received by the Security Agent or any designee pursuant to Clause 7.1(f) hereof.

8.	UNDERTAKINGS OF THE PLEDGOR

8.1	Undertakings

The Pledgor undertakes

(a)	to notify the Security Agent promptly of any change in the partnership of, or the capital contributions to, the Company or of any change in the partnership agreement (Gesellschaftsvertrag) or any registrations in the commercial register other than with respect to holders of a statutory power of attorney (Prokura);

(b)	to notify the Security Agent promptly of any event or circumstance other than interpretation of law which affects or is reasonably likely to affect the validity or enforceability of the security interest granted hereunder;

(c)	to effect promptly any payments to be made to the Company in respect of the Interests;

(d)	at its own expense, to execute and do all such assurances, acts and things as the Security Agent may reasonably require:

(i)	for perfecting or protecting the security intended to be afforded by this Agreement; and

(ii)	if the Pledges have become enforceable pursuant to Clause 7.1, for facilitating the realisation of all or any part of the Interests which are subject to this Agreement and the exercise of all powers, authorities and discretions vested in the Security Agent, and in particular to execute all transfers, conveyances, assignments and releases of that property whether to the Security Agent or to its nominees and give all notices, orders and directions which the Security Agent may reasonably think expedient;

(e)	at the Security Agent’s reasonable request, to furnish to the Security Agent such information concerning the Interests as is available to the Pledgor, to permit the Security Agent and its designees to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgor which pertain to the Interests on reasonable notice and during normal business hours, and, upon the reasonable request of the Security Agent, to deliver to the Security Agent copies of all such records and papers;

(f)	to refrain from any acts or omissions which might have an adverse effect on the validity or enforceability of the Pledges or the effect of which results in the Interests ceasing to exist; and

(g)	that all Future Interests will be fully paid and that there will be no obligation for any partner to make additional contributions.

8.2	Pledges over all Interests

The Security Agent may at all times for itself and for the Pledgees request to hold a pledge over all Interests held by the Pledgor (and in the case of a merger an equivalent security interest over the shares or interests in the surviving or, as the case may be, the new company) in accordance with all terms of this Agreement.

9.	REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Pledgees that:

(a)	except for the limited partners’ interest held by the Second Limited Partner, the Existing Interests pledged hereunder are the only limited partner’s interests in the Company in existence at the date hereof;

(b)	except for the requirement of a written approval by all holders of a partnership interest in the Company which approval has been given and except for any restrictions under the Existing Senior Interest Pledge Agreement, the Pledgor is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, any of the Interests;

(c)	all necessary corporate action has been taken to authorise the entry into and delivery of this Agreement;

(d)	the Existing Interests are fully paid and there is no obligation for the Pledgor to make additional contributions;

(e)	except for any rights under the Existing Senior Interest Pledge Agreement the Existing Interest is free from any rights of third parties;

(f)	no third party has any pre-emption rights for interests in the Company; and

(g)	there is no party (other than the Pledgor) which is entitled to participate in the profits or revenues of the Company.

10.	RELEASE OF SECURITY

Even prior to the full and complete satisfaction of all Secured Claims, the Security Agent is obliged to release upon the Pledgor’s request all or part of the Security insofar as the realisable value of the Security and any other security given to the Security Agent or the other Finance Parties with respect to the Secured Claims exceeds, not only temporarily, the Secured Claims by more than 10%. The Security Agent may, at its discretion, determine which part of the Security shall be released.

11.	INDEMNITY

11.1	Liability for Damages

Neither the Security Agent nor the Pledgees shall be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Agent.

11.2	Indemnification

The Pledgor will indemnify the Security Agent and each of the Pledgees and keep the Security Agent and each of the Pledgees indemnified against any losses, actions, claims, expenses, demands and liabilities which may be incurred by or made against the Security Agent and/or each of the Pledgees as a result of any breach of the Pledgor of any of its obligations or undertakings contained herein except to the extent that such losses, actions, claims, expenses, demands or liabilities have resulted from the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Pledgees or the Security Agent.

11.3	This Clause 11 shall survive the termination of this Agreement under Clause 12 or otherwise.

12.	DURATION AND INDEPENDENCE

12.1	Duration

This Agreement shall remain in full force and effect until the full and complete satisfaction of the Secured Claims. None of the Pledges shall cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

12.2	Continuing Security

This Agreement shall create a continuing security which means that no change or amendment whatsoever in any Finance Document or in any document or agreement related to it shall affect the validity of this Agreement.

12.3	Independence

This Agreement is independent from any other security or guarantee which may have been or will be given to the Security Agent and/or any of the other Pledgees with respect to any obligation of any of the Obligors under the Finance Documents. None of such other securities or guarantees shall prejudice, or shall be prejudiced by, or shall be merged in any way with, this Agreement.

13.	COSTS AND EXPENSES

Any notarial fees and expenses incurred in connection with the execution of this Agreement shall be borne by the Pledgor. The Pledgor must pay to each Finance Party the amount of all costs and expenses (including the costs and expenses of legal advisers) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

14.	PARTIAL INVALIDITY; WAIVER

14.1	Invalidity

If any provision of this Agreement or any part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof. The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision.

In particular the Pledges shall not be affected and shall in any event extend to any and all Interests in the Company even if the number or nominal value of any of the Existing Interests or the liable capital of the Company as stated in Clause 2.1 are inaccurate and deviate from the actual facts.

14.2	Waiver

(a)	The Pledgor hereby waives its rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to §§ 1211 and 770(1) and (2) of the German Civil Code. No failure to exercise, nor any delay in exercising, on the part of the Security Agent or the Pledgees (or any of them), any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

(b)	The Pledgor hereby irrevocably waives any rights which may pass to the Pledgor by subrogation or otherwise, including but not limited to, any recourse claim against any Obligor (Verzicht auf Rückgriffsansprüche) which it may obtain (i) in the event that the Pledgor repays any debt of any other Obligor under any of the Finance Documents, or (ii) in the event of enforcement of any of the Pledges created hereunder.

15.	AMENDMENTS

Changes and amendments of this Agreement including this Clause 15 shall be made in writing.

16.	NOTICES AND THEIR LANGUAGE

16.1	Notices

Any notice or other communication under or in connection with this Agreement to the Pledgor or the Security Agent and/or the Pledgees shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, set forth in Schedule 1 hereto or such other address or facsimile number as is notified by that party for this purpose to the Security Agent from time to time.

16.2	Language

Unless otherwise agreed from time to time, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

17.	APPLICABLE LAW; JURISDICTION

17.1	Governing Law

This Agreement (including any non-contractual obligations arising out of or in connection with this Agreement) shall be governed by and construed in accordance with the laws of Germany.

17.2	Jurisdiction

The place of jurisdiction (including any non-contractual obligations arising out of or in connection with this Agreement) for all Parties shall be Frankfurt am Main, Germany. The Security Agent, however, shall also be entitled to take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor or any of its assets.

18.	NOTIFICATION

The Pledgor and the Pledgees hereby instruct and authorise the undersigned notary public to notify the Company of the Pledges by means of forwarding a certified copy of this Agreement to the Company by registered mail (return receipt requested).